THE CONCERT
INVESTMENT SERIES
---------------------------------

SEMI-ANNUAL REPORT

April 30, 2000


                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]


            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Table of Contents


Letter to Shareholders .....................................................  1
The Concert Investment Series Funds
      Government Fund ......................................................  3
      Growth Fund ..........................................................  7
      Growth and Income Fund ............................................... 12
      International Equity Fund ............................................ 17
      Mid Cap Fund ......................................................... 22
      Municipal Bond Fund .................................................. 27
      Small Cap Fund........................................................ 32
Schedules of Investments ................................................... 36
Statements of Assets and Liabilities ....................................... 70
Statements of Operations.................................................... 74
Statements of Changes in Net Assets......................................... 76
Notes to Financial Statements .............................................. 80
Financial Highlights ....................................................... 91
Management of the Series ...................................................107

[PHOTO]

HEATH B. MCLENDON

Chairman
Concert Investment Series

Dear Shareholder:

We are pleased to provide the semi-annual report for The Concert Investment Series for the period ended April 30, 2000. The performance and current holdings of each Fund are discussed in greater detail on the following pages. The chart below lists the total return for the six months ended April 30, 2000, for the Funds' Class A shares. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Fund.1 We hope you find this report to be useful and informative.

The Performance of The Concert Investment Series Funds

Class A Shares Total Returns for the
Six Months Ended April 30, 2000
                                        Without             With Sales
                                     Sales Charges 2          Charges 3
--------------------------------------------------------------------------------
Government Fund                            0.72%               (3.83)%
Growth Fund                               17.09                11.23
Growth and Income Fund                     5.60                 0.34
International Equity Fund                 47.86                40.46
Mid Cap Fund                              29.81                23.34
Municipal Bond Fund                        2.35                (2.27)
Small Cap Fund                            18.35                12.43


Market Commentary

During the six months ended April 30, 2000, the U.S. stock and bond markets experienced historic levels of volatility, leaving many investors with little or no clear indication of the future direction of the financial markets. Yet, despite the ongoing strength and expansion of both the U.S. and global economies, investor concerns regarding inflation and rising interest rates led to wide fluctuations in stock prices.

The volatility of the financial markets and speculative trading that contributed to wide fluctuations in stock prices, also caused many stocks to reach historically high valuations. Yet, we believe an important convergence may be at hand. New Economy stocks are becoming more traditional in their business models, while Old Economy stocks are beginning to incorporate exciting new technologies into their operations. (The New Economy represents those companies in the technology, telecommunications and Internet sectors. The Old Economy represents more established, "blue-chip" companies.) Also, while some New Economy stocks may represent solid investment opportunities, we believe that many Old Economy stocks have become undervalued relative to their intrinsic value, opening up more possibilities for long-term rewards.

Additionally, world markets are increasingly moving in tandem with U.S. markets. While specific economic factors can have a dramatic impact on local markets, we believe that it's the underlying strength of each individual company that determines its price.

Since 1998, worldwide economic underpinnings have improved significantly. The global credit crunch that had taken hold on financial markets has subsided, with credit concerns limited to specific situations, but positive on an overall basis. Moreover, despite continued economic growth, inflationary pressures have been negligible allowing for increasingly competitive real rates of return (i.e., yield adjusted for inflation).

In addition, we are experiencing a historically unique circumstance where the U.S. government is buying back U.S. Treasury securities in order to reduce the federal debt. This active buying of outstanding U.S. Treasury bonds by the government has created a situation where Treasury


--------------
1 The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Funds' various portfolios.

2 These total return figures do not reflect the deduction of a sales charge for each Fund's Class A shares.

3 These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each Fund's Class A shares: up to 5.00% for the Small Cap Fund; Growth and Income Fund; International Equity Fund; Mid Cap Fund and Growth Fund; up to 4.50% with respect to the Government and Municipal Funds.

--------------------------------------------------------------------------------
The Concert Investment Series                                                  1
yields are low compared to the income return available from other debt instruments. These conditions have added a new complexity to bond investing, which we believe makes professional money management more valuable today than ever before.

Expanding yields have resulted in continued strength in the U.S. dollar versus the euro. (The euro is the single currency of the European Monetary Union that was adopted by 11 member states on January 1, 1999. These are Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland.) The euro has confounded most economists with its continued weakness. We contend that its valuation is, in effect, making European stocks more attractive.

Looking forward, we believe that European economic growth should continue for the near future. Due to the many changes currently taking place in European corporations, we maintain a positive outlook on the stocks of many select European companies. The management of many corporations in the region have demonstrated, in our view, a commitment to implementing strategies that look to proactively expand their respective businesses, recognizing the importance of enhancing shareholder value and the increasing relevance of compensation through stock options.

In closing thank you for investing in The Concert Investment Series Funds.

Sincerely,


/s/ Heath B. McLendon

Heath B. McLendon
Chairman
Concert Investment Series

May 26, 2000


--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
GOVERNMENT FUND
--------------------------------------------------------------------------------


The Government Fund ("Fund") seeks high current return consistent with the preservation of capital. The Fund invests primarily in government debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some government-guaranteed, mortgage-related securities are backed by the full faith and credit of the U.S. Treasury; some are supported by the right of the issuer to borrow from the U.S. government; and some are backed only by the credit of the issuer itself.

Portfolio Manager:

James E. Conroy

[PHOTO]

Assumed management: December 31, 1997

Investment experience: More than 24 years


Background: Joined E.F. Hutton Co. Inc. in 1983. Formerly a portfolio manager for Equitable Asset Management and I.N.A. Securities.

Education: B.A., Economics, Muhlenberg College


Fund Update

For the six months ended April 30, 2000, the Fund's Class A shares returned negative 3.83% and positive 0.72%, with and without sales charges, respectively. In comparison, the Lehman Brothers Government Index2 returned 2.25% for the same period.

In our view, the issues that significantly impacted the performance of the bond market during the period were the increase in interest rates by the Federal Reserve Board ("Fed"), the U.S. Treasury's buy back program, reduced inflows, investor concerns regarding credit quality and the extreme levels of market volatility and illiquidity.

Yields from U.S. Treasury Securities
The chart below shows the yields on U.S. Treasuries as of April 30, 2000 and October 31, 1999.

                                         4/30/00      10/31/99
                                         -------      ---------
2-year U.S. Treasury Note                  6.71%        5.82%
5-year U.S. Treasury Note                  6.59         5.98
10-year U.S. Treasury Bond                 6.27         6.05
30-year U.S. Treasury Bond                 5.99         6.18

The Fed raised interest rates three times for a total of 75 basis points3 during the reporting period, and more recently, on May 16, 2000, raised interest rates an additional 50 basis points to 6.50%. Furthermore, the Federal Open Market Committee, led by Alan Greenspan indicated at the last meeting that it would implement more rate increases in the months to come, if necessary. (The Federal Open Market Committee is the committee that sets interest rates and credit policies for the Federal Reserve System.) In addition, the plan by the U.S. Treasury to buy back more than $30 billion of its long-term debt obligations, has led to reduced supply in the market. As such, the price of longer-term bonds increased in relation to their shorter-term counterparts, as reflected by an inverted yield curve. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) Instead of a "normal" yield curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

The continued strength of the stock markets and the inverted yield curve have made investing in bonds challenging. However, it is our belief that the actions of the Fed may ultimately slow economic conditions and make bonds more appealing to many investors over time. Additionally, we think that long-term rates could possibly fall to 5.25% by the end of the year.

Please see the next two pages for additional Fund performance information.

--------------
1 Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not deposits or obligations of, or insured or guaranteed by the U.S. government, any financial institution, the Federal Deposit Insurance Corporation or any other agency, entity or person.

2 The Lehman Brothers Government Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has an average maturity of roughly nine years. An investor can not invest directly in an index.

3    A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
The Concert Investment Series                                                  3

--------------------------------------------------------------------------------
                                Government Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                            ------------------------
                            Beginning         End            Income      Capital Gain         Return          Total
Period Ended                of Period      of Period        Dividends    Distributions      of Capital       Returns(1)
=========================================================================================================================
4/30/00                      $ 9.74           $ 9.56           $0.27          $0.00            $0.00            0.96%+
-------------------------------------------------------------------------------------------------------------------------
10/31/99                      10.66             9.74            0.54           0.00             0.05           (3.16)
-------------------------------------------------------------------------------------------------------------------------
10/31/98                      10.58            10.66            0.67           0.00             0.00            7.29
-------------------------------------------------------------------------------------------------------------------------
10/31/97                      10.40            10.58            0.68           0.00             0.00            8.56
-------------------------------------------------------------------------------------------------------------------------
10/31/96                      10.67            10.40            0.72           0.00             0.00            4.58
-------------------------------------------------------------------------------------------------------------------------
10/31/95                       9.99            10.67            0.70           0.00             0.00           14.27
-------------------------------------------------------------------------------------------------------------------------
10/31/94                      11.80             9.99            0.69           0.45             0.00           (5.45)
-------------------------------------------------------------------------------------------------------------------------
10/31/93                      11.56            11.80            0.76           0.19             0.00           10.55
-------------------------------------------------------------------------------------------------------------------------
10/31/92                      11.47            11.56            0.86           0.07             0.00            9.32
-------------------------------------------------------------------------------------------------------------------------
10/31/91                      10.79            11.47            0.90           0.00             0.00           15.16
-------------------------------------------------------------------------------------------------------------------------
10/31/90                      11.46            10.79            0.96           0.22             0.00            4.94
=========================================================================================================================
   Total                                                       $7.75          $0.93            $0.05
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
-------------------------------------------------------------------------------------------------------------------------

                                   Net Asset Value
                             -------------------------
                               Beginning         End            Income      Capital Gain         Return          Total
Period Ended                  of Period      of Period        Dividends    Distributions      of Capital       Returns(1)
=========================================================================================================================
4/30/00                        $ 9.73           $ 9.54           $0.26          $0.00            $0.00            0.72%+
-------------------------------------------------------------------------------------------------------------------------
10/31/99                        10.66             9.73            0.51           0.00             0.05           (3.51)
-------------------------------------------------------------------------------------------------------------------------
10/31/98                        10.58            10.66            0.64           0.00             0.00            7.00
-------------------------------------------------------------------------------------------------------------------------
10/31/97                        10.41            10.58            0.66           0.00             0.00            8.35
-------------------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96          10.32            10.41            0.15           0.00             0.00            2.36+
=========================================================================================================================
   Total                                                         $2.22          $0.00            $0.05
=========================================================================================================================
-------------------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------------------------------------------------------
                                  Net Asset Value
                             ------------------------
                             Beginning         End            Income      Capital Gain         Return          Total
Period Ended                 of Period      of Period        Dividends    Distributions      of Capital       Returns(1)
=========================================================================================================================
4/30/00                      $ 9.74           $ 9.56           $0.22          $0.00            $0.00            0.40%+
-------------------------------------------------------------------------------------------------------------------------
10/31/99                      10.66             9.74            0.43           0.00             0.05           (4.17)
-------------------------------------------------------------------------------------------------------------------------
10/31/98                      10.58            10.66            0.56           0.00             0.00            6.20
-------------------------------------------------------------------------------------------------------------------------
10/31/97                      10.41            10.58            0.59           0.00             0.00            7.55
-------------------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96        10.32            10.41            0.14           0.00             0.00            2.18+
=========================================================================================================================
   Total                                                       $1.94          $0.00            $0.05
=========================================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.


--------------------------------------------------------------------------------
4                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                Government Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                              Without Sales Charges(1)
                                     -------------------------------------------
                                     Class 1           Class A           Class B
================================================================================
Six Months Ended 4/30/00+              0.96%             0.72%             0.40%
--------------------------------------------------------------------------------
Year Ended 4/30/00                    (1.11)            (1.48)            (2.19)
--------------------------------------------------------------------------------
Five Years Ended 4/30/00               4.91               N/A               N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/00                6.76               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 4/30/00             6.52              4.11              3.36
--------------------------------------------------------------------------------

                                               With Sales Charges(2)
                                    --------------------------------------------
                                    Class 1           Class A           Class B
================================================================================
Six Months Ended 4/30/00+           (5.90)%           (3.83)%           (4.01)%
--------------------------------------------------------------------------------
Year Ended 4/30/00                  (7.79)            (5.90)            (6.40)
--------------------------------------------------------------------------------
Five Years Ended 4/30/00             3.45               N/A               N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/00              6.01               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 4/30/00           5.95              2.82              2.91
================================================================================
--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                                  Without Sales Charges(1)
================================================================================
Class 1 (4/30/90 through 4/30/00)                           92.27%
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                        16.21
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                        13.13
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charge with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 6.75% and 4.50%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year of purchase and thereafter by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 8, 1996.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
The Concert Investment Series                                                  5

--------------------------------------------------------------------------------
Government Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class 1 Shares of the Government Fund
vs. Lehman Brothers Government Index+
--------------------------------------------------------------------------------

                             April 1990--April 2000

                                    [GRAPH]

                                      Government Fund           Lehman Brothers
                                          Class 1               Government Index
Apr-90                                     9,326                      10,000
Oct-90                                    10,013                      10,593
Oct-91                                    11,531                      12,140
Oct-92                                    12,605                      13,394
Oct-93                                    13,935                      15,152
Oct-94                                    13,176                      14,475
Oct-95                                    15,055                      16,701
Oct-96                                    15,745                      17,556
Oct-97                                    17,093                      19,077
Oct-98                                    18,338                      21,229
Oct-99                                    17,760                      20,973
Apr-00                                    17,930                      21,445


+ Hypothetical illustration of $10,000 invested in Class 1 shares on April 30, 1990, assuming deduction of the maximum 6.75% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Lehman Brothers Government Index includes U.S. Treasuries and agencies with maturities of one year or greater having a minimum outstanding principal of $100 million and are only fixed coupon securities. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Investment Breakdown*

       [GRAPH]

FNMA                                     1.2%
U.S. Treasury Obligations               19.4%
GNMA                                    79.4%


U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.


Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.

* As a percentage of total investments.

--------------------------------------------------------------------------------
6                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Growth Fund
--------------------------------------------------------------------------------
The Growth Fund ("Fund") seeks capital appreciation. The Fund invests principally in U.S. common stocks and other equity securities, typically of established companies with large market capitalizations.


Portfolio Manager:
Lawrence B. Weissman, CFA

[PHOTO]

Assumed management: December 31, 1997

Investment experience: More than 15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University;
M.B.A., Columbia University

Fund Update1

For the six months ended April 30, 2000, the Fund's Class A shares, with and without sales charges, returned 11.23% and 17.09%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")2 returned 7.18% for the same period.

This follows the Fund's fiscal year 1999, where we posted the best relative performance in its history. We believe we've built a portfolio that should offer long-term growth with the potential to perform better than our benchmark, but with what we deem to be at a potentially lower risk than many other growth-oriented funds. Of course, past performance is not indicative of future results.

We continue to manage the Fund in line with its investment objective. We continue to pursue a measured and disciplined approach to investing in what we consider to be quality companies over the long term.

The Fund is well-diversified across several industry sectors and individual companies with our largest ten positions making up only 27% of the portfolio, which is much lower than many other comparable mutual funds. Although we are fully invested, we have sought to react quickly to changing fundamentals and to protect the value of our assets in deteriorating situations. While we look for established growth companies, the Fund's holdings include several medium-sized, faster-growing companies which we think may be in a good position to post solid growth in the future.

As of April 30, 2000, the Fund's largest sector concentrations are in the technology, finance, and consumer industries. In the technology sector, the Fund has a neutral weighting versus the S&P 500. Despite a highly volatile stock market, technology helped the Fund outperform the overall market during the period. The main contributors to Fund performance were market leaders such as IBM, Cisco Systems, Oracle, Corning, Intel and Sun Microsystems.

The Fund is overweighted in the finance sector versus the S&P 500 and although this sector has been under pressure this year due to rising interest rates, we still believe finance provides the best risk and return tradeoff of any sector in the market today. As interest rate fears begin to subside, we believe our investment in proven market leaders such as Chase Manhattan, Bank of America, Wells Fargo, XL Capital and Aflac may prove fruitful once investors regain confidence in this sector.

In the consumer services sector, the Fund is overweighted versus the S&P 500. The largest holdings in this sector were Time Warner, CBS, and MediaOne Group. All three are either in the midst of merging with other companies or have announced plans to be acquired. Time Warner may be joining forces with America Online; CBS with Viacom and MediaOne Group will be acquired by AT&T.

1 References to the securities or percentages thereof held by the Fund, reflect the holdings of the Fund as of April 30, 2000. After such date this information may not reflect the Fund's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Fund's portfolio will not materially change. Please refer to pages 37 through 40 for a complete list and the percentage breakdown of the Fund's holdings as of April 30, 2000.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor can not invest directly in an index.


--------------------------------------------------------------------------------
The Concert Investment Series                                                  7

The Time Warner-AOL mega-merger should combine a traditional content company with a new media company with combined subscribers of more than 100 million. CBS is benefiting from strong television, radio and outdoor businesses. In our opinion, the merger of Viacom and CBS is a truly complementary transaction in which both companies' assets should seamlessly fit together to form a media and advertising juggernaut. Going forward, the potential for substantial revenue and profit expansion from a dynamically vertically integrated company is enormous. MediaOne Group continues to benefit from new service subscribers in the cable and telecommunication businesses. The transaction may make AT&T the largest cable provider in the country.

The Fund's largest holdings are spread over a variety of different industries. Yet, we believe that they all share inherent competitive advantages that should result in stable and consistent growth. In addition to some of the companies already mentioned, other holdings in the Fund such as General Electric, Wal-Mart Stores and AES are all leaders in their industries with enviable track records and have what we believe are solid future growth prospects.

Please see the next two pages for additional Fund performance information.



--------------------------------------------------------------------------------
8                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                      Net Asset Value
                                 --------------------------
                                 Beginning           End          Income         Capital Gain        Total
Period Ended                     of Period        of Period      Dividends       Distributions     Returns(1)
===============================================================================================================
4/30/00                            $24.36          $26.80          $0.07           $ 1.58            17.35%+
---------------------------------------------------------------------------------------------------------------
10/31/99                            19.59           24.36           0.11             1.82            35.60
---------------------------------------------------------------------------------------------------------------
10/31/98                            20.94           19.59           0.17             3.41            12.54
---------------------------------------------------------------------------------------------------------------
10/31/97                            17.98           20.94           0.18             1.36            26.93
---------------------------------------------------------------------------------------------------------------
10/31/96                            17.46           17.98           0.18             2.40            19.94
---------------------------------------------------------------------------------------------------------------
10/31/95                            15.31           17.46           0.16             1.03            24.01
---------------------------------------------------------------------------------------------------------------
10/31/94                            16.26           15.31           0.11             1.18             2.04
---------------------------------------------------------------------------------------------------------------
10/31/93                            16.02           16.26           0.12             1.77            14.27
---------------------------------------------------------------------------------------------------------------
10/31/92                            15.47           16.02           0.17             0.80             9.83
---------------------------------------------------------------------------------------------------------------
10/31/91                            11.26           15.47           0.22             0.00            39.90
---------------------------------------------------------------------------------------------------------------
10/31/90                            13.15           11.26           0.20             0.64            (8.73)
================================================================================================================
  Total                                                            $1.69           $15.99
================================================================================================================

----------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
----------------------------------------------------------------------------------------------------------------
                                         Net Asset Value
                                   --------------------------
                                   Beginning           End          Income         Capital Gain        Total
Period Ended                       of Period        of Period      Dividends       Distributions     Returns(1)
===============================================================================================================
4/30/00                              $24.29          $26.73          $0.01            $1.58            17.09%+
----------------------------------------------------------------------------------------------------------------
10/31/99                              19.54           24.29           0.05             1.82            35.24
----------------------------------------------------------------------------------------------------------------
10/31/98                              20.89           19.54           0.12             3.41            12.27
----------------------------------------------------------------------------------------------------------------
10/31/97                              17.96           20.89           0.16             1.36            26.65
----------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96                16.63           17.96           0.00             0.00             8.00+
================================================================================================================
  Total                                                              $0.34            $8.17
================================================================================================================

----------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
----------------------------------------------------------------------------------------------------------
                               Net Asset Value
                         --------------------------
                         Beginning           End          Income         Capital Gain        Total
Period Ended             of Period        of Period      Dividends       Distributions     Returns(1)
==========================================================================================================
4/30/00                       $23.95          $26.24          $0.00            $1.58            16.67%+
----------------------------------------------------------------------------------------------------------
10/31/99                       19.37           23.95           0.00             1.82            34.31
----------------------------------------------------------------------------------------------------------
10/31/98                       20.75           19.37           0.00             3.41            11.43
----------------------------------------------------------------------------------------------------------
10/31/97                       17.93           20.75           0.11             1.36            25.66
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96         16.63           17.93           0.00             0.00             7.82+
==========================================================================================================
  Total                                                       $0.11            $8.17
==========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.



--------------------------------------------------------------------------------
The Concert Investment Series                                                  9

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                  ----------------------------------------------
                                  Class 1           Class A           Class B
================================================================================
Six Months Ended 4/30/00+             17.35%            17.09%            16.67%
--------------------------------------------------------------------------------
Year Ended 4/30/00                    24.45             24.04             23.15
--------------------------------------------------------------------------------
Five Years Ended 4/30/00              25.83               N/A               N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/00               18.69               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 4/30/00            15.39             27.41             26.47
================================================================================

                                            With Sales Charges(2)
                                  ----------------------------------------------
                                  Class 1           Class A           Class B
================================================================================
Six Months Ended 4/30/00+              7.38%            11.23%            11.67%
--------------------------------------------------------------------------------
Year Ended 4/30/00                    13.89             17.82             18.15
--------------------------------------------------------------------------------
Five Years Ended 4/30/00              23.62               N/A               N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/00               17.64               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 4/30/00            14.61             25.65             26.18
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                          Without Sales Charges(1)
================================================================================
Class 1 (4/30/90 through 4/30/00)                      454.91%
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                   145.15
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                   138.51
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996.

+ Total return is not annualized, as it may not be representative of the total return for the year.



--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Growth Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class 1 Shares of the
Growth Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                             April 1990--April 2000

                                    [GRAPH]

                                Growth Fund -             Standard & Poor's
                               Class 1 Shares                 500 Index

        Apr-90                      9,151                       10,000
        Oct-90                      8,384                        9,363
        Oct-91                     11,730                       12,492
        Oct-92                     12,883                       13,735
        Oct-93                     14,712                       15,782
        Oct-94                     15,021                       16,392
        Oct-95                     18,627                       20,721
        Oct-96                     22,340                       25,712
        Oct-97                     28,357                       33,966
        Oct-98                     31,914                       41,442
        Oct-99                     43,275                       52,076
        Apr-00                     50,781                       55,815


+ Hypothetical illustration of $10,000 invested in Class 1 shares on April 30,
  1990, assuming deduction of the maximum 8.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

  All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*

                                    [GRAPH]

Consumer Non-Durables                                                   3.4%
Consumer Services                                                       7.6%
Energy                                                                  4.5%
Finance                                                                16.5%
Health Care                                                            11.5%
Producer Manufacturing                                                  4.8%
Retail                                                                  5.3%
Technology                                                             34.1%
Utilities                                                               6.7%

* As a percentage of total common stock.

Investment Allocation as of April 30,2000**

                                    [GRAPH]

                       1.8%   U.S. Government Obligation
                       1.4%   Repurchase Agreement
                      96.8%   Common Stocks

** As a percentage of total investments.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 11

--------------------------------------------------------------------------------
Growth and Income Fund
--------------------------------------------------------------------------------
The Growth and Income Fund ("Fund") seeks reasonable growth and income. The Fund invests in a portfolio consisting principally of equity securities, including convertible securities that provide dividend or interest income. However, the Fund may also invest in non-income-producing investments for potential appreciation in value. The Fund emphasizes U.S. stocks with large market capitalizations.

Portfolio Manager:
R. Jay Gerken, CFA

[PHOTO]

Assumed management:
December 31, 1997

Investment experience:
More than 20 years

Background: Joined Salomon Smith Barney in 1985. Formerly with Bankers Trust and Baseline Financial Services.

Education: A.B., Brown University; M.B.A.,
Harvard University

Fund Update1
For the six months ended April 30, 2000, the Fund's Class A shares, with and without sales charges, returned 0.34% and 5.60%, respectively. In comparison, the Standard & Poor's 500 Index ("S&P 500")2 returned 7.18% for the same period.

We take a long-term approach in selecting the Fund's investments. The Fund, in our view, is well diversified and invests in a wide range of industries generally representative of U.S. large capitalization stocks. When buying stocks, we believe the critical investment decision is judging the growth prospects of a company compared to its current valuations represented by price to earnings, price to cash flow and price to book ratios.3 This two-step selection process is commonly known as "growth at a reasonable price."

We manage the Fund's sector allocations with the objective of maintaining weightings that closely reflect the overall market. First, in selecting investments for the Fund, we measure each stock versus its weighting in the overall market which results in what we deem to be a well-diversified portfolio.

We continue to manage the Fund as a fully invested portfolio of stocks. Under most market conditions we intend to continue our substantial commitment to stocks.

Over the last six months, we have meaningfully increased our holdings in the technology sector. The Fund's increase in technology holdings corresponds to a similar increase in the technology weighting of the overall U.S. stock market as measured by the S&P 500.

During the period, we purchased holdings in technology companies such as Applied Materials, Compaq Computer, EMC, Sun Microsystems, Teradyne and Texas Instruments. We also purchased software companies such as Compuware, Oracle, Siebel Systems and Yahoo!. Additionally, we also added two utility companies, Enron and Texas Utilities and also Lehman Brothers Holdings, a global financial services company to the Fund's portfolio.

During the period, we eliminated the Fund's holdings in Niagara Mohawk Holdings and US West, two utility companies. We also sold the Fund's positions in two financial companies, UnumProvident and Hartford


-------------
1 References to the securities or percentages thereof held by the Fund, reflect the holdings of the Fund as of April 30, 2000. After such date this information may not reflect the Fund's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Fund's portfolio will not materially change. Please refer to pages 41 through 44 for a complete list and the percentage breakdown of the Fund's holdings as of April 30, 2000.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor can not invest directly in an index.

3 The price-to-earnings ratio is the price of a stock divided by its earnings per share. The price-to-cash flow is the current price divided by cash flow per share for the last 12 months. Cash flow is a measure of a company's financial health. It equals cash receipts minus cash payments over a given period of time. The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.


--------------------------------------------------------------------------------
12                                       2000 Semi-Annual Report to Shareholders

Financial Services Group, and eliminated the Fund's holdings in Too Inc., a retailer spun out from The Limited Inc.

The worldwide economy has continued to show signs of improvement over the last six months. The U.S. economy remains strong, with high employment, business investment and consumer spending. Economic growth continues throughout most of Europe and Asia and we believe this growth will continue throughout the year.

The positive side of this economic strength is evident in corporate earnings reports. Most U.S. companies have continued to report earnings above many investment professionals' expectations, a trend that has been in place for the last couple of years. We believe that these stronger earnings have been an important support to the overall market.

Offsetting these positive factors are the actions of the Federal Reserve Board ("Fed") taken to slow the growth of the U.S. economy and forestall any inflationary pressures. As a result, the Fed has increased interest rates three times for a total of 75 basis points4 during the reporting period. Most recently on May 16, 2000, the Fed raised interest rates an additional 50 basis points to 6.50% and indicated that further rate increases may follow this year.

Please see the next two pages for additional Fund performance information.


---------------
4 A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 13

--------------------------------------------------------------------------------
Growth and Income Fund
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
-------------------------------------------------------------------------------------------------------------

                                     Net Asset Value
                               --------------------------
                               Beginning           End          Income         Capital Gain        Total
Period Ended                   of Period        of Period      Dividends       Distributions     Returns(1)
=============================================================================================================
4/30/00                         $21.36           $19.13          $0.04            $ 3.45            5.75%+
-------------------------------------------------------------------------------------------------------------
10/31/99                         18.53            21.36           0.08              0.78           20.27
-------------------------------------------------------------------------------------------------------------
10/31/98                         20.10            18.53           0.20              3.25           10.90
-------------------------------------------------------------------------------------------------------------
10/31/97                         18.11            20.10           0.30              2.18           27.35
-------------------------------------------------------------------------------------------------------------
10/31/96                         16.95            18.11           0.34              1.75           20.58
-------------------------------------------------------------------------------------------------------------
10/31/95                         15.77            16.95           0.30              1.60           22.45
-------------------------------------------------------------------------------------------------------------
10/31/94                         17.13            15.77           0.28              1.16            0.51
-------------------------------------------------------------------------------------------------------------
10/31/93                         15.54            17.13           0.28              0.30           14.13
-------------------------------------------------------------------------------------------------------------
10/31/92                         14.70            15.54           0.30              0.42           10.85
-------------------------------------------------------------------------------------------------------------
10/31/91                         11.49            14.70           0.32              0.00           31.68
-------------------------------------------------------------------------------------------------------------
10/31/90                         12.51            11.49           0.33              0.00           (5.84)
=============================================================================================================
  Total                                                          $2.77            $14.89
=============================================================================================================
-------------------------------------------------------------------------------------------------------------
Historical Performance -- Class A Shares
-------------------------------------------------------------------------------------------------------------

                                    Net Asset Value
                               --------------------------
                               Beginning           End          Income         Capital Gain        Total
Period Ended                   of Period        of Period      Dividends       Distributions     Returns(1)
=============================================================================================================
4/30/00                         $21.35           $19.12          $0.01             $3.45            5.60%+
-------------------------------------------------------------------------------------------------------------
10/31/99                         18.53            21.35           0.03              0.78           19.93
-------------------------------------------------------------------------------------------------------------
10/31/98                         20.10            18.53           0.15              3.25           10.63
-------------------------------------------------------------------------------------------------------------
10/31/97                         18.11            20.10           0.25              2.18           27.04
-------------------------------------------------------------------------------------------------------------
Inception*-- 10/31/96            17.19            18.11           0.06              0.00            5.72+
=============================================================================================================
  Total                                                          $0.50             $9.66
=============================================================================================================
-------------------------------------------------------------------------------------------------------------
Historical Performance -- Class B Shares
-------------------------------------------------------------------------------------------------------------

                                    Net Asset Value
                               --------------------------
                               Beginning           End          Income         Capital Gain        Total
Period Ended                   of Period        of Period      Dividends       Distributions     Returns(1)
=============================================================================================================
4/30/00                         $21.16           $18.85          $0.00             $3.45            5.19%+
-------------------------------------------------------------------------------------------------------------
10/31/99                         18.48            21.16           0.00              0.78           19.03
-------------------------------------------------------------------------------------------------------------
10/31/98                         20.07            18.48           0.04              3.25            9.85
-------------------------------------------------------------------------------------------------------------
10/31/97                         18.09            20.07           0.12              2.18           26.08
-------------------------------------------------------------------------------------------------------------
Inception*--10/31/96             17.19            18.09           0.04              0.00            5.49+
=============================================================================================================
  Total                                                          $0.20             $9.66
=============================================================================================================

It is the Fund's policy to distribute dividends quarterly and capital gains, if any, annually.


--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                            Growth and Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                    --------------------------------------------
                                    Class 1           Class A           Class B
================================================================================
Six Months Ended 4/30/00+            5.75%             5.60%             5.19%
--------------------------------------------------------------------------------
Year Ended 4/30/00                   7.49              7.20              6.40
--------------------------------------------------------------------------------
Five Years Ended 4/30/00            19.45               N/A               N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/00             15.30               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 4/30/00          12.81             19.39             18.48
--------------------------------------------------------------------------------

                                              With Sales Charges(2)
                                    --------------------------------------------
                                    Class 1           Class A           Class B
================================================================================
Six Months Ended 4/30/00+           (3.22)%            0.34%             0.74%
--------------------------------------------------------------------------------
Year Ended 4/30/00                  (1.67)             1.83              1.89
--------------------------------------------------------------------------------
Five Years Ended 4/30/00            17.35               N/A               N/A
--------------------------------------------------------------------------------
Ten Years Ended 4/30/00             14.28               N/A               N/A
--------------------------------------------------------------------------------
Inception* through 4/30/00          12.05             17.75             18.14
================================================================================

                                             Without Sales Charges(1)
================================================================================
Class 1 (4/30/90 through 4/30/00)                    315.23%
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                  92.68
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                  87.34
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.
* Inception date for Class 1 shares is April 14, 1987. Inception date for Class A and B shares is August 18, 1996.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 15

--------------------------------------------------------------------------------
Growth and Income Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class 1 Shares of the
Growth and Income Fund vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                                    [GRAPH]

                            April 1990--April 2000

                  Growth & Income -- Class 1   Standard & Poor's 500 Index
Apr-90                       9,149                      10,000
Oct-90                       8,597                       9,363
Oct-91                      11,265                      12,492
Oct-92                      12,487                      13,735
Oct-93                      14,252                      15,782
Oct-94                      14,324                      16,392
Oct-95                      17,540                      20,721
Oct-96                      21,149                      25,712
Oct-97                      26,933                      33,966
Oct-98                      29,869                      41,442
Oct-99                      35,923                      52,076
Apr-00                      37,989                      55,815

+ Hypothetical illustration of $10,000 invested in Class 1 shares on April 30, 1990, assuming deduction of the maximum 8.50% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Standard & Poor's 500 Index ("S&P 500 Index") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
-----------------------------------------

                  [GRAPH]

Consumer Non-Durables                      5.1%
Consumer Services                          5.5%
Electronic Technology                     26.0%
Energy Minerals                            4.8%
Finance                                   13.2%
Health Technology                          9.3%
Process Industries                         6.3%
Retail Trade                               5.5%
Technology Services                        6.3%
Utilities                                  9.2%
Other                                      8.8%

* As a percentage of total common stock.

Investment Allocation as of April 30, 2000**
--------------------------------------------

               [GRAPH]

Common Stock             100.00%


** As a percentage of total investments.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Fund
--------------------------------------------------------------------------------
The International Equity Fund ("Fund") seeks total return on its assets from growth of capital and income. The Fund invests principally in a diversified portfolio of the equity securities of established non-U.S. issuers. Please keep in mind that investing internationally involves specific risks which Funds that invest in domestic securities are not subject to, such as changes in currency rates, foreign taxation, and differences in accounting and other financial standards.


Portfolio Managers:
Jeffrey J. Russell, CFA

[PHOTO]

Assumed management: March 17, 1995
(Date the Fund's investment strategy was implemented)

Investment experience: More than 17 years

Background: Joined Salomon Smith Barney in 1990. Previously with Drexel Burnham Lambert.

Education: B.S., Massachusetts Institute of Technology;
M.B.A., Wharton School of Finance, University of Pennsylvania

James B. Conheady

[PHOTO]

Assumed management: March 17, 1995
(Date the Fund's investment strategy was implemented)

Investment experience: More than 39 years

Background: Joined Salomon Smith Barney in 1990. Previously with Drexel Burnham Lambert.

Education: B.S.S., Georgetown University

Fund Update1
For the six months ended April 30, 2000, the Fund's Class A shares, with and without sales charges, returned 40.46% and 47.86%, respectively. In comparison, the Morgan Stanley Capital International EAFE Index ("MSCI EAFE Index")2 returned 6.84% for the same period.

The six months ended April 30, 2000, featured volatile global stock markets. The period began with a sharp uplift of stock markets at the end of 1999, as investors correctly anticipated a smooth "Y2K" transition. That euphoria gave way to a sharp downward move in the past two months of the period, especially in technology-oriented growth stocks, as inflation and interest rate worries have predominated.

As the period progressed, the prognosis for global economic growth improved. From many perspectives, the outlook for the global economy is the strongest witnessed in more than a decade. The U.S. economy has consistently surpassed forecasts, while the European resurgence and Asian recovery have set the stage for robust earnings gains in many industries. Concerns over accelerating price increases, however, have resulted in a number of interest rate increases around the world. Yet, we see few signs of the desired slowdown of U.S. growth.

The new European currency, the euro, continued to fall sharply during the period versus the U.S. dollar and Japanese yen despite efforts to stabilize the currency. (The euro is the single currency of the European Monetary Union that was adopted by Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland on January 1, 1999.) Currency declines reduced Fund returns during the period. Major capital flows out of Europe likely account for the majority of the weakness. Meanwhile, merger and acquisitions activity

-------------
1 References to the securities or percentages thereof held by the Fund, reflect the holdings of the Fund as of April 30, 2000. After such date this information may not reflect the Fund's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Fund's portfolio will not materially change. Please refer to pages 45 through 47 for a complete list and the percentage breakdown of the Fund's holdings as of April 30, 2000.

2 The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australia, New Zealand and the Far East. An investor can not invest directly in an index.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 17
continued to color the European investment scene. During November, German telecommunications operator Mannesmann became the subject of a hostile takeover battle after resisting the friendly overtures of the United Kingdom's Vodafone. Several of the telecommunications issues in the Fund (including some Asian securities) benefited from these developments as the clear value of broadband capacity, value-added services and enabling technologies crystallized.

European companies across a swath of industries have embarked on merger and acquisition initiatives. Given the favorable cost of capital and deregulation of many industries, progressive managements have launched strategic alliances to build geographic breadth and also to achieve economies of scale. The banking, telecommunications, insurance, automotive, pharmaceutical and defense industries among others have been affected by this consolidation trend. In our view, these mergers and acquisitions should help European managements dramatically improve the return on investment of their basic businesses.

The Asian markets have shown a range of performances in the period, with traditionally U.S. interest-rate sensitive markets (i.e. Hong Kong) suffering sharp declines recently. The Japanese stock market has corrected in sympathy with the U.S. in recent months after a strong close to 1999. Yet evidence is growing of a modest Japanese economic rebound following the contractions of the fourth calendar quarter.

Since mid-March, investor choice has shifted markedly from the trio of emerging technology, media and telecommunications ("TMT") stocks to large-capitalization companies with earnings, dividends and relatively stable businesses. Preference for "defensive" stocks such as health care and financial services and value shares has occurred. (Value investing consists of identifying securities of companies that are believed to be undervalued but have good longer term business prospects.) Investors have taken profits from aggressively positioned and aggressively financed emerging growth stocks. Whether this rotation is sustainable is anyone's guess. The spectacular rise of more speculative securities stretched as far as it did prior to the recent sharp correction, in our opinion, is the greater surprise rather than the speed and magnitude of recent declines.

The commercial applications of the Internet and associated technologies continue to challenge many traditional businesses and sectors. Our investment strategy continues to emphasize high-quality, well-financed growth stocks across the entire capitalization spectrum. In our view, strong earnings growth and the creation of great new business franchises continue to be centered in the broadly defined technology sector, given the challenges facing a wide range of more traditional industries. Notably, those technology stocks with substantial earnings growth have demonstrated the best support during the recent market rotation. At period-end, our Fund's stock-driven asset allocation was 56% in Europe, 32% in Asia and 12% in the Americas and emerging markets.

During the period we purchased a position in Canada's BCE Emergis, 65% owned by BCE and a leader in Canadian B2B commerce. We also purchased a position in Australia's ERG Ltd., a major factor in smart card technology that has won several significant public transportation system projects.

We added Amdocs, a telecom billing and customer care software developer with supplier relationships to wireline and wireless communications entities. We also added opportunistically to existing positions in Spain's Indra Sistemas, the leading Iberian systems integrator, and to Energis, the leading competitive broadband carrier in the U.K.

In Asia, we added to our long-standing major position in Hong Kong's Hutchison Whampoa. We established positions in Japan's Sharp, based on its strengths in flat-panel display technologies.

We harvested partial positions in several profitable investments (such as the U.K.'s COLT Telecom Group and Finland's Nokia Oyj) that had reached our 5% of assets risk control limit in order to finance our purchases. We also trimmed positions in Japan's SOFTBANK, as we felt valuations had become excessive. We reduced our position in Telecom Italia Mobile. We also sold our positions in Italy's Alleanza and Hong Kong & China Gas due to sluggish earnings.

Please see the next two pages for additional Fund performance information.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                           International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                            -------------------------
                            Beginning           End          Income         Capital Gain        Total
Period Ended                of Period        of Period      Dividends       Distributions     Returns(1)
=========================================================================================================
4/30/00                      $32.57          $47.48           $0.00            $0.74           48.09%+
---------------------------------------------------------------------------------------------------------
10/31/99                      19.06           32.57            0.00             0.00           70.88
---------------------------------------------------------------------------------------------------------
10/31/98                      18.16           19.06            0.00             0.00            4.96
---------------------------------------------------------------------------------------------------------
10/31/97                      16.52           18.16            0.00             0.00            9.99
---------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96        16.00           16.52            0.00             0.00            3.25+
=========================================================================================================
  Total                                                       $0.00            $0.74
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                            --------------------------
                            Beginning           End          Income         Capital Gain        Total
Period Ended                of Period        of Period      Dividends       Distributions     Returns(1)
=========================================================================================================
4/30/00                       $32.24          $46.92           $0.00            $0.74           47.86%+
---------------------------------------------------------------------------------------------------------
10/31/99                       18.94           32.24            0.00             0.00           70.22
---------------------------------------------------------------------------------------------------------
10/31/98                       18.14           18.94            0.00             0.00            4.41
---------------------------------------------------------------------------------------------------------
10/31/97                       16.54           18.14            0.00             0.00            9.74
---------------------------------------------------------------------------------------------------------
10/31/96                       13.86           16.54            0.00             0.00           19.34
---------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95         11.81           13.86            0.00             0.00           16.28(2)+
=========================================================================================================
  Total                                                        $0.00            $0.74
=========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                                Net Asset Value
                           -------------------------
                           Beginning           End          Income         Capital Gain        Total
Period Ended               of Period        of Period      Dividends       Distributions     Returns(1)
=========================================================================================================
4/30/00                     $31.16          $45.15           $0.00            $0.74           47.30%+
---------------------------------------------------------------------------------------------------------
10/31/99                     18.44           31.16            0.00             0.00           68.98
---------------------------------------------------------------------------------------------------------
10/31/98                     17.81           18.44            0.00             0.00            3.54
---------------------------------------------------------------------------------------------------------
10/31/97                     16.36           17.81            0.00             0.00            8.93
---------------------------------------------------------------------------------------------------------
10/31/96                     13.79           16.36            0.00             0.00           18.64
---------------------------------------------------------------------------------------------------------
Inception* -- 10/31/95       11.81           13.79            0.00             0.00           15.69(2)+
=========================================================================================================
  Total                                                      $0.00            $0.74
=========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 19

--------------------------------------------------------------------------------
                           International Equity Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                             Without Sales Charges(1)
                                    --------------------------------------------
                                    Class 1         Class A(2)        Class B(2)
================================================================================
Six Months Ended 4/30/00+           48.09%            47.86%            47.30%
--------------------------------------------------------------------------------
Year Ended 4/30/00                 100.55             99.80             98.36
--------------------------------------------------------------------------------
Five Years Ended 4/30/00              N/A             30.35             29.38
--------------------------------------------------------------------------------
Inception* through 4/30/00          34.44             31.05             30.09
================================================================================

                                                 With Sales Charges(3)
                                       -----------------------------------------
                                          Class 1         Class A(2)  Class B(2)
================================================================================
Six Months Ended 4/30/00+                  35.48%            40.46%    42.30%
--------------------------------------------------------------------------------
Year Ended 4/30/00                         83.53             89.77     93.36
--------------------------------------------------------------------------------
Five Years Ended 4/30/00                     N/A             29.01     29.31
--------------------------------------------------------------------------------
Inception* through 4/30/00                 31.26             29.74     30.09
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                               Without Sales Charges(1)
================================================================================
Class 1 (Inception* through 4/30/00)                        201.45%
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)(2)                     299.93
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)(2)                     285.06
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).

(3) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
International Equity Fund at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A and B Shares of the
International Equity Fund vs. MSCI EAFE Index+
--------------------------------------------------------------------------------
                             March 1995--April 2000

                                    [GRAPH]

                   International    International
                    Equity Fund      Equity Fund
                      Class A          Class B        MSCI EAFE Index

 3/17/95                9,453          10,000              10,000
10/31/95               10,991          11,069               9,993
10/31/96               13,109          13,316              11,073
10/31/97               14,385          14,641              11,618
10/31/98               15,020          15,270              12,755
10/31/99               25,567          26,041              15,694
 4/30/00               37,209          38,506              16,767

+ Hypothetical illustration of $10,000 invested in Class A and B shares at inception on March 17, 1995 (date the Fund's investment strategy was implemented), assuming deduction of the maximum 5.50% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Morgan Stanley Capital International ("MSCI") EAFE Index is a composite portfolio consisting of equity total returns for the countries of Europe, Australia, New Zealand and the Far East. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other class may be greater or less than the Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

               [GRAPH]

Diversification by Country*
----------------------------------------
Canada                            12.7%
Finland                            3.6%
France                             6.6%
Germany                            7.6%
Hong Kong                          4.1%
Israel                             3.2%
Japan                             15.4%
Norway                             2.9%
Sweden                             4.2%
United Kingdom                    20.2%
Other                             19.5%

* As a percentage of total common stock.

                  [GRAPH]

Investment Allocation as of April 30, 2000**
------------------------------------------------
Common Stock                               91.3%
Repurchase Agreement                        8.7%

** As a percentage of total investments.

--------------------------------------------------------------------------------
The Concert Investment Series                                                21

--------------------------------------------------------------------------------
Mid Cap Fund
--------------------------------------------------------------------------------

The Mid Cap Fund ("Fund") seeks capital appreciation. The Fund invests primarily in equity securities of medium-sized companies, which are companies with market capitalizations within the range of those companies included in the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")1 at the time of investment.2

Portfolio Manager:
Lawrence B. Weissman, CFA

Commencement of Operations: March 15, 1999

Investment experience: More than 15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University;
M.B.A., Columbia University

Fund Update3
For the six months ended April 30, 2000, the Fund's Class A shares, with and without sales charges, returned 23.34% and 29.81%, respectively. In comparison, the S&P MidCap 400 Index returned 21.26% for the same period. The Fund is made up of what we believe are high-quality, well-positioned companies as competitive prices. Conceptually, we seek to take advantage of the tremendous valuation differences between large- and mid-capitalization companies without taking on a lot of undue risk.

In seeking to accomplish this goal, we follow an investment approach that focuses on companies that we perceive have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to leverage their leadership positions. We also look for consistent growth, products with leadership positions, shareholder oriented management, positive cash flow and high return on equity as factors in determining whether to invest in a prospective company.

The Fund seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies. Medium-sized companies are those companies whose market capitalization is within the market capitalization range of companies in the S&P MidCap 400 at the time of the Fund's investment. The size of the companies changes with market conditions and the composition of the S&P MidCap 400.

Equity securities include exchange traded and over-the-counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The Fund may also invest up to 25% of its assets in securities of foreign issuers both directly and through depository receipts for those securities.

Since the Fund's inception, we have remained committed to our investment style: to focus on maintaining a quality-oriented portfolio that we believe will provide higher returns with potentially lower risk over time. We think our positive performance during the period was due both to our solid stock selections and our disciplined and

--------------
1 The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size, liquidating and industry group representation. This index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. An investor can not invest directly in an index.

2 Because the Fund invests primarily in medium-capitalization companies, an investment in the Fund may be more volatile and more susceptible to loss than an investment in a fund which invests primarily in large-capitalization companies. Medium-capitalization companies may have more limited product lines, markets and financial resources than large-capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small-capitalization companies. The prices of medium-capitalization company stocks tend to be more volatile than the prices of large-capitalization company stocks.

3 References to the securities or percentages thereof held by the Fund, reflect the holdings of the Fund as of April 30, 2000. After such date this information may not reflect the Fund's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Fund's portfolio will not materially change. Please refer to pages 48 through 51 for a complete list and the percentage breakdown of the Fund's holdings as of April 30, 2000.


--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders
conservative investment style. Of course, past performance is not indicative of future results.

From 1995 through the beginning of 1999, large-capitalization companies significantly outperformed small- and mid-capitalization companies. However, beginning early in 1999 this began to change as earnings for mid-cap companies relative to large-cap companies reversed and started to accelerate. Historically, these factors have led to the outperformance of mid-cap stocks. Indeed, since the inception of the Fund, mid-cap stocks have outperformed large-cap stocks as many highly visible large capitalization companies reported disappointing earnings and had the price of their shares decline. Consensus earnings estimates from Wall Street suggest to us that mid-cap companies may continue to grow earnings at a faster pace than large-cap companies leading us to believe that mid-cap stocks will continue to outperform large-cap stocks for the next couple of years.

In addition to strong company fundamentals, we think that other potential drivers of mid-cap performance include increasing institutional ownership, greater coverage by Wall Street analysts and higher merger and acquisition activity. In fact, we have already seen these trends impact many of the stocks we own.

Currently, the Fund's largest concentrations are in the technology, finance, and consumer sectors. Relative to the S&P MidCap 400, the Fund has neutral weighting in the technology sector, the largest sector of the S&P MidCap 400. In technology, some of our larger holdings were in companies such as Applied Micro Circuits, Xilinx and Maxim Integrated Products. These companies remain focused on communications, which we believe represents the next engine for growth in the technology market. Applied Micro Circuits, for example, is currently benefiting from a strong demand for optical systems and a broadening of its customer base.

The Fund is overweighed in the financial sector, and although this sector is under pressure this year due to rising interest rates, we believe finance provides the best risk and return tradeoff of any sector in the market today. As interest rate fears begin to subside, we believe our investment in financial services companies such as Providian Financial, Ambac Financial Group, and Capital One Financial should positively contribute to performance over the near term. Of course, no guarantees can be given that our expectations will be realized.

The Fund has neutral weighting in the consumer services sector with the Fund's larger holdings in Imax and Entercom Communications. Imax reported a strong quarter due in part to the success of "Fantasia," a Disney movie shown exclusively in Imax theaters. The success of "Fantasia," in our view, should validate the Imax's theaters as another outlet for major movie studios to run commercial films. Entercom Communications remains one of the fastest-growing radio companies, having established market-leading stations in many of the top markets.

Please see the next two pages for additional Fund performance information.  ddd


--------------------------------------------------------------------------------
The Concert Investment Series                                               23

--------------------------------------------------------------------------------
                                 Mid Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                        Net Asset Value
                                   --------------------------
                                   Beginning           End           Income         Capital Gain        Total
Period Ended                       of Period        of Period       Dividends       Distributions      Returns+(1)
==================================================================================================================
4/30/00                               $12.03          $15.63          $0.00            $0.00            29.93%
------------------------------------------------------------------------------------------------------------------
Inception* -- 10/31/99                 11.44           12.03           0.00             0.00             5.16
==================================================================================================================
  Total                                                               $0.00            $0.00
==================================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                                 Net Asset Value
                          ---------------------------
                           Beginning           End          Income        Capital Gain        Total
Period Ended               of Period        of Period      Dividends      Distributions      Returns+(1)
========================================================================================================
4/30/00                     $12.01          $15.59          $0.00            $0.00            29.81%
--------------------------------------------------------------------------------------------------------
Inception* -- 10/31/99       11.40           12.01           0.00             0.00              5.35
========================================================================================================
  Total                                                     $0.00            $0.00
========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------


                                 Net Asset Value
                              -------------------------
                              Beginning          End         Income         Capital Gain        Total
Period Ended                  of Period       of Period     Dividends       Distributions      Returns+(1)
==========================================================================================================
4/30/00                      $11.97          $15.47          $0.00            $0.00             29.24%
----------------------------------------------------------------------------------------------------------
Inception* -- 10/31/99        11.44           11.97           0.00             0.00              4.63
==========================================================================================================
  Total                                                      $0.00            $0.00
==========================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                           Without Sales Charges(1)
                                  ---------------------------------------------
                                  Class 1           Class A           Class B
===============================================================================
Six Months Ended 4/30/00+          29.93%            29.81%            29.24%
-------------------------------------------------------------------------------
Year Ended 4/30/00                 32.80             32.46             31.55
-------------------------------------------------------------------------------
Inception* through 4/30/00         31.94             31.96             30.74
===============================================================================

                                            With Sales Charges(2)
                                  ---------------------------------------------
                                  Class 1           Class A            Class B
===============================================================================
Six Months Ended 4/30/00+          18.86%            23.34%            24.24%
-------------------------------------------------------------------------------
Year Ended 4/30/00                 21.54             25.83             26.55
-------------------------------------------------------------------------------
Inception* through 4/30/00         21.95             26.10             27.30
===============================================================================

--------------------------------------------------------------------------------
24                                            Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                 Mid Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
================================================================================
Class 1 (Inception* through 4/30/00)                           36.63%
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                           36.75
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                           35.23
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 and B shares is March 16, 1999. Inception date for Class A shares is March 15, 1999.

+ Total return is not annualized, as it may not be representative of the total return for the year. 2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
The Concert Investment Series                                                25

--------------------------------------------------------------------------------
Mid Cap Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Mid Cap Fund vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------
                             March 1999--April 2000

                                   [GRAPH]

                               Mid Cap Fund             Standard & Poor's
                                  Class A               Mid Cap 400 Index
3/15/99                            9,500                     10,000
 Apr-99                            9,808                     10,797
 Jul-99                            9,908                     11,181
 Oct-99                           10,008                     10,999
 Jan-00                           11,542                     11,918
4/30/00                           12,992                     13,336

+ Hypothetical illustration of $10,000 invested in Class A shares on March 15, 1999 (inception date), assuming deduction of the maximum 5.00% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 Index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                            [GRAPH]

Industry Diversification of Common Stock*
----------------------------------------------------------------
Commercial Services                                         4.5%
Consumer Durables                                           4.4%
Consumer Non-Durables                                       3.1%
Consumer Services                                           6.3%
Finance                                                    16.7%
Health Care - Drugs                                         6.3%
Industrial Services                                         6.9%
Producer Manufacturing                                      3.4%
Technology                                                 29.2%
Telecommunications                                          3.2%
Other                                                      16.0%

* As a percentage of total common stock.


                  [GRAPH]

Investment Allocation as of April 30, 2000**
-----------------------------------------------
Repurchase Agreement                     15.0%
Common Stock                             85.0%

** As a percentage of total investments.

--------------------------------------------------------------------------------
26                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Municipal Bond Fund
--------------------------------------------------------------------------------
The Municipal Bond Fund ("Fund") seeks as high a level of current interest income exempt from federal income tax as is consistent with the preservation of capital. The Fund invests in a diversified portfolio consisting principally of municipal bonds, which are obligations issued by or on behalf of states, territories or possessions of the U.S. and the District of Columbia and their political subdivisions, agencies and instrumentalities. Tax-exempt means that the bonds pay interest that is excluded from gross income for federal income tax purposes.1

Portfolio Manager:
Joseph P. Deane

   [PHOTO]

Assumed management: December 31, 1997

Investment experience: More than 25 years

Background: Served as head of tax-exempt fixed-income mutual funds at Hutton Asset Management from 1981 to 1988. Prior to that, he was an institutional municipal bond salesman at E.F. Hutton Co. Inc.

Education: B.A., History, Iona College

Fund Update
For the six months ended April 30, 2000, the Fund's Class A shares, with and without sales charges returned a negative 2.27% and a positive 2.35%, respectively. In comparison, the unmanaged Lehman Brothers Municipal Bond Index2 returned 2.63% for the same period.

The bond markets have changed dramatically over the past several years. In our view, one central theme of the change, which began following the Asian crisis in 1997, is that capital markets can no longer rely on the U.S. Treasury markets to provide a near-perfect "benchmark" of trends in interest rates. Before the Asian crisis, the capital markets relied on the U.S. Treasury market as a measure to determine what bonds "should" yield.

Under these changing conditions, it may therefore be more difficult for the Federal Reserve Board ("Fed") to moderate the growth of the economy, since long-term interest rates may not rise as the Fed puts upward pressure on short-term rates. The shape of the U.S. Treasury curve just six months ago was fairly `normal.' (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities. A normal yield curve depicts a relationship whereby bonds with longer maturities have higher yields than bonds with shorter maturities.) Usually, long-term bonds are more volatile than short-term bonds because of the risks associated with those bonds with longer maturities.

As of this writing, yields on longer maturity bonds were depressed by a growing bond shortage, as well as by expectations that the Fed may ultimately be successful in slowing the economy and diffusing inflationary pressures. The result is a negatively sloped yield curve for U.S. Treasuries -- instead of the usual upward-sloping curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields during the period have been for shorter-term bonds.

The U.S. economy continues to generate remarkable non-inflationary growth. During the reporting period, the Fed has increased short-term interest rates three times by a total of 75 basis points.3 At the Federal Open Market Committee meeting on May 16, 2000, the Fed raised interest rates additional 50 basis points, with an indication that if the Fed perceives a need, there will be future rate

-------------
1 Some income may be subject to the Federal Alternative Minimum Tax ("AMT") for certain shareholders. Income from Federally tax-free funds may be subject to state and local taxes. Capital gains, if any, are subject to federal, state and local taxes.

2 The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. An investor can not invest directly in an index.

3    A basis point is 0.01% or one one-hundredth of a percent.

--------------------------------------------------------------------------------
The Concert Investment Series                                                27
increases. (The Federal Reserve Open Market Committee is the committee that sets interest rates and credit policies for the Federal Reserve System.) The Fed remains committed to keeping pressure on borrowing costs until the U.S. economy slows to levels that keep inflation from accelerating.

During the period covered by this report, the municipal bond market performed competitively, particularly in comparison with non-U.S. Treasury taxable bond sectors. While municipals were unable to keep pace with decline in yield on U.S. Treasuries, they were clearly less volatile than many non-U.S. Treasury taxable bonds which are more susceptible to credit problems and capital market liquidity issues. In our view, the chief problem with municipal securities continues to be extremely tight supply. In fact, new issue volume in January 2000 was less than half of that sold in January 1999.

While no guarantees can be given, we believe that short-term and intermediate-term municipal yields are likely to increase slightly because of:

 .    The expected continuing increases in the federal funds rate which would put upward pressure on all short-term yields. (The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.)

 .    A likely increase in municipal bond supplies, which would be felt most dramatically in the supply of the short end of the yield curve.

 .    The yield on municipal bonds with longer maturities are not nearly as attractive as yields offered by short and intermediate term taxable bonds.

The last factor is particularly important in terms of the Fund's current investment strategy. While the U.S. Treasury yield curve has an inverted shape, with the highest yields in five years, the municipal yield curve has maintained a sharp positive slope. In fact, as of this writing, the difference in yield between 20-year and 30-year municipal bonds is only 10 basis points.

In light of recent investor confusion and volatility in the bond markets, long-term municipal bond yields have not changed much in the past several months. We believe that relative stability of many municipal bonds may offer investors stability in a highly volatile bond market (as well as the higher volatility that may be associated with other capital markets). Of course, no guarantees can be given that our expectations will come true.

We also believe that Fed monetary policy action should be sufficient to slow the economy without triggering higher inflation. The good news is that the economy's "soft landing" is likely to be at a higher annual growth rate than was previously thought possible due to the possible emergence of a New Economy where technological advances can spur growth without inflationary pressures.

At the end of April, 88.4% of the Fund's holdings were rated investment-grade (BBB/Baa and higher) by either Standard & Poor's Ratings Service or Moody's Investors Service, Inc., with 60.8% of the Fund invested in AAA bonds, the highest possible rating.
(Standard & Poor's and Moody's are two major credit-reporting bond-rating agencies.)

Please see the next two pages for additional Fund performance information.

--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                              Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------


                         Net Asset Value
                   --------------------------
                   Beginning           End          Income         Capital Gain        Total
Period Ended       of Period        of Period      Dividends       Distributions     Returns(1)
===============================================================================================
4/30/00              $12.90          $12.87          $0.35            $0.00           2.49%+
-----------------------------------------------------------------------------------------------
10/31/99              14.41           12.90           0.69             0.23          (4.34)
-----------------------------------------------------------------------------------------------
10/31/98              14.21           14.41           0.66             0.13           7.20
-----------------------------------------------------------------------------------------------
10/31/97              13.83           14.21           0.66             0.04           8.04
-----------------------------------------------------------------------------------------------
10/31/96              13.77           13.83           0.71             0.04           6.09
-----------------------------------------------------------------------------------------------
10/31/95              12.89           13.77           0.73             0.00          12.72
-----------------------------------------------------------------------------------------------
10/31/94              14.07           12.89           0.71             0.00          (3.38)
-----------------------------------------------------------------------------------------------
10/31/93              13.03           14.07           0.73             0.00          13.84
-----------------------------------------------------------------------------------------------
10/31/92              12.84           13.03           0.75             0.00           7.57
-----------------------------------------------------------------------------------------------
10/31/91              12.18           12.84           0.75             0.00          11.79
-----------------------------------------------------------------------------------------------
10/31/90              12.37           12.18           0.77             0.00           4.77
===============================================================================================
  Total                                              $7.51            $0.44
===============================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                               Net Asset Value
                          --------------------------
                          Beginning           End          Income       Capital Gain         Total
Period Ended              of Period        of Period      Dividends     Distributions     Returns(1)
====================================================================================================
4/30/00                    $12.90          $12.87          $0.33            $0.00           2.35%+
----------------------------------------------------------------------------------------------------
10/31/99                    14.41           12.90           0.65             0.23          (4.58)
----------------------------------------------------------------------------------------------------
10/31/98                    14.21           14.41           0.63             0.13           6.93
----------------------------------------------------------------------------------------------------
10/31/97                    13.83           14.21           0.63             0.04           7.77
----------------------------------------------------------------------------------------------------
Inception* -- 10/31/96      13.78           13.83           0.10             0.00           1.12+
====================================================================================================
  Total                                                    $2.34            $0.40
====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                              Net Asset Value
                          --------------------------
                          Beginning           End          Income         Capital Gain         Total
Period Ended              of Period        of Period      Dividends       Distributions     Returns(1)
======================================================================================================
4/30/00                    $12.88          $12.86          $0.28            $0.00            2.03%+
------------------------------------------------------------------------------------------------------
10/31/99                    14.39           12.88           0.55             0.23           (5.30)
------------------------------------------------------------------------------------------------------
10/31/98                    14.20           14.39           0.52             0.13            6.10
------------------------------------------------------------------------------------------------------
10/31/97                    13.82           14.20           0.52             0.04            6.98
------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96      13.78           13.82           0.09             0.00            0.93+
======================================================================================================
  Total                                                        $1.96            $0.40
======================================================================================================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
The Concert Investment Series                                                29

--------------------------------------------------------------------------------
                              Municipal Bond Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
                                  ---------------------------------------------
                                  Class 1           Class A           Class B
===============================================================================
Six Months Ended 4/30/00+           2.49%             2.35%             2.03%
-------------------------------------------------------------------------------
Year Ended 4/30/00                 (3.22)            (3.48)            (4.16)
-------------------------------------------------------------------------------
Five Years Ended 4/30/00            5.03               N/A               N/A
-------------------------------------------------------------------------------
Ten Years Ended 4/30/00             6.42               N/A               N/A
-------------------------------------------------------------------------------
Inception* through 4/30/00          6.51              3.56              2.78
===============================================================================

                                              With Sales Charges(2)
                                  ---------------------------------------------
                                  Class 1           Class A           Class B
===============================================================================
Six Months Ended 4/30/00+          (2.35)%           (2.27)%           (2.47)%
-------------------------------------------------------------------------------
Year Ended 4/30/00                 (7.82)            (7.82)            (8.30)
-------------------------------------------------------------------------------
Five Years Ended 4/30/00            4.00               N/A               N/A
-------------------------------------------------------------------------------
Ten Years Ended 4/30/00             5.90               N/A               N/A
-------------------------------------------------------------------------------
Inception* through 4/30/00          6.07              2.28              2.31
===============================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                                       Without Sales Charges(1)
===============================================================================
Class 1 (4/30/90 through 4/30/00)                               86.24%
-------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                            13.81
-------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                            10.68
===============================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 4.75% and 4.50%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year of purchase and thereafter by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 shares is July 13, 1988. Inception date for Class A and B shares is August 18, 1996.

+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
30                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Municipal Bond fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class 1 Shares of the
Municipal Bond Fund vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------
                             April 1990--April 2000

                                    [GRAPH]


                                                                       Lehman
                            Municipal Bond                       Brothers Municipal
                            Fund -- Class 1                          Bond Index
Apr-90                           9,523                                 10,000
Oct-90                           9,880                                 10,601
Oct-91                          11,044                                 11,891
Oct-92                          11,881                                 12,888
Oct-93                          13,526                                 14,704
Oct-94                          13,069                                 14,064
Oct-95                          14,731                                 16,151
Oct-96                          15,629                                 17,072
Oct-97                          16,885                                 18,523
Oct-98                          18,099                                 20,009
Oct-99                          17,314                                 19,316
Apr-00                          17,745                                 20,894

+ Hypothetical illustration of $10,000 invested in Class 1 shares on April 30, 1990, assuming deduction of the maximum 4.75% sales charge at the time of investment and the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of bonds which are all investment grade, fixed rate, long-term maturities (greater than one year) and are selected from issues larger than $50 million dated since January 1991. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund's other classes may be greater or less than the Class 1 shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

          [GRAPH]

Diversification By State*
--------------------------------

California                  4.1%
Colorado                    5.5%
Illinois                    3.4%
Massachusetts               7.1%
Missouri                    4.7%
New Jersey                  3.5%
New York                   12.8%
Ohio                       12.5%
Pennsylvania                7.4%
Texas                      14.1%
Other                      24.9%

* As a percentage of total investments.

                             [GRAPH]

           Summary of Investments by Combined Ratings
      -------------------------------------------------------
                       Standard              Percentage of
      Moody's          & Poor's           Total Investments++
      --------------------------------------------------------

        Aaa               AAA                      60.8%
        Aa                AA                       12.2
         A                 A                        9.5
        Baa               BBB                       5.9
        Ba                BB                        0.8
      VMIG 1              A-1                       2.1
        NR                NR                        8.7
                                                -------
                                                  100.0%
                                                =======

++ 2.5%, 1.7% and 0.5% were rated as A, AA and AAAby Fitch IBCA, Inc.

--------------------------------------------------------------------------------
The Concert Investment Series                                                31

--------------------------------------------------------------------------------
Small Cap Fund
--------------------------------------------------------------------------------
The Small Cap Fund ("Fund"), formerly known as the Emerging Growth Fund, seeks capital appreciation. The Fund invests primarily in domestic companies, in early stages of their life cycles, characterised by relatively high earnings growth.1

Portfolio Manager:
Sandip A. Bhagat, CFA

    [PHOTO]

Assumed management: December 31, 1997

Investment experience: More than thirteen years

Background: Joined Travelers in 1987. Extensive portfolio management experience in quantitative investment management. Formerly a Vice President at Mandell Institute, Inc., a research & development think-tank.

Education: B.S., Chemical Engineering, University of Bombay; M.S., Chemical Engineering, University of Connecticut; M.B.A., Finance, University of Connecticut

Fund Update2
For the six months ended April 30, 2000, the Fund's Class A shares returned 12.43% and 18.35%, with and without sales charges, respectively. In comparison, the Russell 2000 Stock Index3 returned 18.72% for the same period. On December 13, 1999, the Board of Trustees of The Concert Investment Series approved changing the name of the Emerging Growth Fund to the Small Cap Fund.

During the reporting period, the stock market experienced exceptional volatility, especially in smaller cap stocks. The Russell 2000 Stock Index reached an all-time high in February 2000, and declined nearly 25% by the end of the period. The performance of the overall market was predominantly driven by a limited number of stocks. The shares of the companies in business-to-consumer, business-to-business, and human genome were the most volatile during the period.

The Fund's holdings in Cognizant Technology Solutions, a software company, and Amkor Technology, a semiconductors company, positively contributed to performance during the reporting period. Each of these companies exhibited strong earnings growth, above average earnings momentum, and were, in our view, fairly valued relative to the overall market. The stock that negatively impacted the Fund's competitive performance during the period was MicroStrategy.

However, we have already seen some signs that market performance is beginning to expand to more areas. Due to ongoing concerns regarding interest rates, we anticipate that the market may continue to be marked by increased levels of volatility. Additionally, we think the performance of the NASDAQ Composite Index4 may broaden in the near term.

Please see the next two pages for additional Fund performance information.

-------------
1 Because the Fund invests primarily in small-capitalization companies, an investment in the Fund may be considered more volatile and more susceptible to loss than an investment in a Fund that invests primarily in larger capitalization companies. Compared to medium and large, established companies, small companies are more likely to have limited product lines, limited capital resources and less experienced management. The prices of small-capitalization company stocks tend to be more volatile than the price of larger capitalization company stocks.

2 References to the securities or percentages thereof held by the Fund, reflect the holdings of the Fund as of April 30, 2000. After such date this information may not reflect the Fund's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Fund's portfolio will not materially change. Please refer to pages 60 through 65 for a complete list and the percentage breakdown of the Fund's holdings as of April 30, 2000.

3 The Russell 2000 Stock Index is an unmanaged index of smaller capitalization stocks. An investor can not invest in an index.

4 The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor can not invest directly in an index.

--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                Small Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class 1 Shares
--------------------------------------------------------------------------------

                                   Net Asset Value
                             --------------------------
                              Beginning         End          Income         Capital Gain       Total
Period Ended                 of Period        of Period     Dividends       Distributions     Returns(1)
========================================================================================================
4/30/00                       $25.33           $23.49         $0.00             $6.66          18.60%+
--------------------------------------------------------------------------------------------------------
10/31/99                       20.28            25.33          0.00              1.53          33.42
--------------------------------------------------------------------------------------------------------
10/31/98                       22.15            20.28          0.00              0.21          (7.52)
--------------------------------------------------------------------------------------------------------
10/31/97                       18.59            22.15          0.00              0.00          19.15
--------------------------------------------------------------------------------------------------------
Inception* -- 10/31/96         17.89            18.59          0.00              0.00           3.91+
========================================================================================================
  Total                                                       $0.00             $8.40
========================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------


                              Net Asset Value
                          ------------------------
                          Beginning         End          Income         Capital Gain       Total
Period Ended              of Period      of Period      Dividends       Distributions     Returns(1)
====================================================================================================
4/30/00                   $25.08          $23.14          $0.00            $6.66            18.35%+
----------------------------------------------------------------------------------------------------
10/31/99                   20.15           25.08           0.00             1.53            33.02
----------------------------------------------------------------------------------------------------
10/31/98                   22.08           20.15           0.00             0.21            (7.81)
----------------------------------------------------------------------------------------------------
10/31/97                   18.57           22.08           0.00             0.00            18.90
----------------------------------------------------------------------------------------------------
10/31/96                   15.12           18.57           0.00             0.00            22.82
----------------------------------------------------------------------------------------------------
Inception* -- 10/31/95     11.81           15.12           0.00             0.00            28.11+
====================================================================================================
  Total                                                   $0.00            $8.40
====================================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                            Net Asset Value
                       --------------------------
                       Beginning           End           Income      Capital Gain       Total
Period Ended           of Period        of Period       Dividends    Distributions     Returns(1)
=================================================================================================
4/30/00                  $24.16          $21.96          $0.00         $6.66           17.91%+
-------------------------------------------------------------------------------------------------
10/31/99                  19.60           24.16           0.00          1.53           32.00
-------------------------------------------------------------------------------------------------
10/31/98                  21.63           19.60           0.00          0.21           (8.45)
-------------------------------------------------------------------------------------------------
10/31/97                  18.34           21.63           0.00          0.00           17.94
-------------------------------------------------------------------------------------------------
10/31/96                  15.04           18.34           0.00          0.00           21.94
-------------------------------------------------------------------------------------------------
Inception* -- 10/31/95    11.81           15.04           0.00          0.00           27.43+
=================================================================================================
  Total                                                  $0.00         $8.40
=================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
The Concert Investment Series                                                33

--------------------------------------------------------------------------------
                                Small Cap Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)
--------------------------------------------------------------------------------

                                            Without Sales Charges(1)
                                ------------------------------------------------
                                  Class 1          Class A           Class B
================================================================================
Six Months Ended 4/30/00+         18.60%            18.35%            17.91%
--------------------------------------------------------------------------------
Year Ended 4/30/00                25.86             25.35             24.45
--------------------------------------------------------------------------------
Inception* through 4/30/00        17.28             21.20             20.30
================================================================================


                                             With Sales Charges(2)
                                   ---------------------------------------------
                                   Class 1           Class A            Class B
================================================================================
Six Months Ended 4/30/00+           8.54%            12.43%            13.37%
--------------------------------------------------------------------------------
Year Ended 4/30/00                 15.15             19.06             19.66
--------------------------------------------------------------------------------
Inception* through 4/30/00         14.52             20.01             20.30
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)
--------------------------------------------------------------------------------

                                                       Without Sales Charges(1)
================================================================================
Class 1 (Inception* through 4/30/00)                            81.20%
--------------------------------------------------------------------------------
Class A (Inception* through 4/30/00)                           171.33
--------------------------------------------------------------------------------
Class B (Inception* through 4/30/00)                           160.99
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of the applicable sales charges with respect to Class 1 and Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class 1 and Class A shares reflect the deduction of the current maximum sales charge of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 1.00% per year until no CDSC is incurred.

* Inception date for Class 1 shares is August 8, 1996. Inception date for Class A and B shares is February 21, 1995.

+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
34                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Small Cap Fund at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A and B Shares of the
Small Cap Fund vs. Russell 2000 Stock Index+
--------------------------------------------------------------------------------
                            February 1995--April 2000

                  Small Cap Fund --   Small Cap Fund --            Russell 2000
                   Class A Shares       Class B Shares             Stock Index
2/21/95                9,448                10,000                    10,000
 Oct-95               12,104                12,743                    11,835
 Oct-96               14,856                15,529                    13,801
 Oct-97               17,664                18,315                    17,850
 Oct-98               16,284                16,768                    15,737
 Oct-99               21,660                22,135                    18,077
4/30/00               25,635                26,100                    21,461

+ Hypothetical illustration of $10,000 invested in Class A and B shares on February 21, 1995 (inception date), assuming deduction of the maximum 5.50% sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% CDSC for Class B shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Russell 2000 Stock Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States and the New York Stock Exchange, American Stock Exchange and Nasdaq. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other class may be greater or less than Class A and B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

               [GRAPH]

Industry Diversification of Common Stock*
------------------------------------------
Auto & Transportation               1.8%
Consumer Discretionary             16.1%
Consumer Staples                    0.4%
Finance                             7.6%
Health Care                        14.5%
Materials & Processing              3.9%
Other Energy                        1.7%
Producer Durables                   4.6%
Technology                         46.0%
Utilities                           3.4%

* As a percentage of total common stock.

                           [GRAPH]

Investment Allocation as of April 30, 2000**
---------------------------------------------------------------
Repurchase Agreement and U.S. Treasury Bills               7.6%
Common Stock                                              92.4%

** As a percentage of total investments.

--------------------------------------------------------------------------------
The Concert Investment Series                                               35

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                             April 30, 2000
--------------------------------------------------------------------------------
                                 Government Fund

      FACE
     AMOUNT                             SECURITY                                                     VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 19.4%
                    U.S. Treasury Strips:
$    29,800,000       Zero coupon bond to yield 6.746% due 11/15/09                               $ 16,025,844
      2,500,000       Zero coupon bond to yield 6.429% due 11/15/18                                    807,475
     50,000,000       Zero coupon bond to yield 6.199% due 2/15/19                                  15,931,500
--------------------------------------------------------------------------------------------------------------
                    TOTAL U.S. TREASURY OBLIGATIONS
                    (Cost -- $32,407,440)                                                           32,764,819
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES -- 80.6%
      2,068,729     Federal National Mortgage Association (FNMA), Dwarf, 7.500% due 8/1/12*          2,058,385
                    Government National Mortgage Association (GNMA):
     12,910,356       7.000% due 1/15/30*                                                           12,426,218
     39,782,088       7.500% due 2/15/30*                                                           39,147,961
     82,616,983       8.000% due 4/15/30*                                                           82,874,748
--------------------------------------------------------------------------------------------------------------
                    TOTAL U.S. GOVERNMENT AGENCIES
                    (Cost -- $137,047,599)                                                         136,507,312
--------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $169,455,039**)                                                      $169,272,131
--------------------------------------------------------------------------------------------------------------

* Date shown represents the last in range of maturity dates of mortgage certificates owned.

**   Aggregate cost for Federal income tax purposes is substantially the same.






                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
36                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                   Growth Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 96.8%
Consumer Durables -- 1.3%
        483,825     Electronic Arts, Inc.*                                                        $ 29,271,412
        429,800     SPX Corp.*                                                                      47,224,275
--------------------------------------------------------------------------------------------------------------
                                                                                                    76,495,687
--------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 3.3%
      1,120,000     The Coca-Cola Co.                                                               52,710,000
        700,000     Colgate-Palmolive Co.                                                           39,987,500
        895,000     The Gillette Co.                                                                33,115,000
        349,000     Keebler Foods Co.*                                                              10,971,688
        800,000     PepsiCo, Inc.                                                                   29,350,000
        500,000     The Procter & Gamble Co.                                                        29,812,500
--------------------------------------------------------------------------------------------------------------
                                                                                                   195,946,688
--------------------------------------------------------------------------------------------------------------
Consumer Services -- 7.3%
        321,827     AMFM Inc.*                                                                      21,361,267
      1,505,600     CBS Corp.                                                                       88,454,000
      1,679,008     Cendant Corp.*                                                                  25,919,686
        354,889     Clear Channel Communications, Inc.*                                             25,552,008
        955,485     Cox Communications, Inc.*                                                       40,906,702
        344,250     McDonald's Corp.                                                                13,124,531
        850,000     MediaOne Group, Inc.*                                                           64,281,250
      1,200,000     Time Warner Inc.                                                               107,925,000
      1,055,000     The Walt Disney Co.                                                             45,694,688
--------------------------------------------------------------------------------------------------------------
                                                                                                   433,219,132
--------------------------------------------------------------------------------------------------------------
Energy -- 4.4%
        952,000     BP Amoco PLC, Sponsored ADR                                                     48,552,000
        735,000     Burlington Resources Inc.                                                       28,894,688
        260,000     Chevron Corp.                                                                   22,132,500
      1,225,000     Conoco Inc., Class A Shares                                                     29,170,312
      1,288,455     Exxon Mobil Corp.                                                              100,096,848
        506,300     Royal Dutch Petroleum Co.                                                       29,048,962
--------------------------------------------------------------------------------------------------------------
                                                                                                   257,895,310
--------------------------------------------------------------------------------------------------------------
Finance -- 16.0%
        668,138     Ace Ltd.                                                                        15,993,553
      1,060,200     AFLAC Inc.                                                                      51,751,012
      1,500,300     Ambac Financial Group, Inc.                                                     72,014,400
        839,550     American International Group, Inc.                                              92,088,141
      1,363,900     Annuity & Life Re Holdings, Ltd.                                                29,494,337
        799,600     AXA Financial, Inc.                                                             26,086,950
        855,000     Bank of America Corp.                                                           41,895,000
            680     Berkshire Hathaway Inc., Class A Shares*                                        40,324,000
      1,697,700     Capital One Financial Corp.                                                     74,274,375
      1,671,500     The Chase Manhattan Corp.                                                      120,452,469
      1,707,700     Countrywide Credit Industries, Inc.                                             47,175,212
      1,000,000     Fannie Mae                                                                      60,312,500
      3,121,170     IndyMac Mortgage Holdings, Inc.                                                 40,770,283
        520,000     Morgan Stanley Dean Witter & Co.                                                39,910,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                37

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                   Growth Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Finance -- 16.0% (continued)
        835,000     Providian Financial Corp.                                                     $ 73,532,188
        934,000     Wells Fargo & Co.                                                               38,352,375
      1,691,435     XL Capital Ltd.                                                                 80,554,592
--------------------------------------------------------------------------------------------------------------
                                                                                                   944,981,387
--------------------------------------------------------------------------------------------------------------
Health Care -- 11.1%
        213,480     Affymetrix, Inc.*                                                               28,833,142
        558,200     American Home Products Corp.                                                    31,363,863
      1,000,000     Bristol-Myers Squibb Co.                                                        52,437,500
        305,100     Genentech, Inc.*                                                                35,696,700
        675,000     Johnson & Johnson                                                               55,687,500
      1,902,000     Merck & Co., Inc.                                                              132,189,000
      1,900,000     Pfizer Inc.                                                                     80,037,500
        995,300     Pharmacia Corp.                                                                 49,702,794
      1,076,414     Sepracor Inc.*                                                                  99,030,088
        800,000     Warner-Lambert Co.                                                              91,050,000
--------------------------------------------------------------------------------------------------------------
                                                                                                   656,028,087
--------------------------------------------------------------------------------------------------------------
Industrial Services -- 2.8%
      1,344,200     AES Corp.*                                                                     120,893,987
      1,000,000     Haliburton Co.                                                                  44,187,500
--------------------------------------------------------------------------------------------------------------
                                                                                                   165,081,487
--------------------------------------------------------------------------------------------------------------
Non-Energy Minerals -- 0.2%
        179,600     Alcoa Inc.                                                                      11,651,550
--------------------------------------------------------------------------------------------------------------
Process Industries -- 0.7%
        106,300     Dow Chemical Co.                                                                12,011,900
        494,800     E.I. du Pont de Nemours & Co.                                                   23,472,075
        195,000     International Paper Co.                                                          7,166,250
--------------------------------------------------------------------------------------------------------------
                                                                                                    42,650,225
--------------------------------------------------------------------------------------------------------------
Producer Manufacturing -- 4.6%
      1,350,600     General Electric Co.                                                           212,381,850
        193,300     Minnesota Mining & Manufacturing Co.                                            16,720,450
        971,100     Tyco International Ltd.                                                         44,609,906
--------------------------------------------------------------------------------------------------------------
                                                                                                   273,712,206
--------------------------------------------------------------------------------------------------------------
Retail -- 5.1%
        491,200     Home Depot, Inc.                                                                27,537,900
        531,000     Kroger Co.*                                                                      9,856,688
        685,000     Lowe's Cos., Inc.                                                               33,907,500
        630,000     Safeway Inc.*                                                                   27,798,750
        800,000     Target Corp.                                                                    53,250,000
      1,400,000     TJX Cos., Inc.                                                                  26,862,500
      2,253,300     Wal-Mart Stores, Inc.                                                          124,776,487
--------------------------------------------------------------------------------------------------------------
                                                                                                   303,989,825
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
38                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                   Growth Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Technology -- 33.0%
         12,218     Agilent Technologies, Inc.*                                                    $ 1,082,820
      1,800,000     America Online, Inc.*                                                          107,662,500
        839,050     Applied Materials, Inc.*                                                        85,425,778
      3,887,800     Cisco Systems, Inc.*                                                           269,533,884
        653,305     Citrix Systems, Inc.*                                                           39,892,437
        474,900     Corning Inc.                                                                    93,792,750
        902,400     Dell Computer Corp.*                                                            45,232,800
        867,300     EMC Corp.*                                                                     120,500,494
      1,438,450     Intel Corp.                                                                    182,413,441
        840,000     International Business Machines Corp.                                           93,765,000
        574,800     Lexmark International Group, Inc., Class A Shares*                              67,826,400
        790,600     Linear Technology Corp.                                                         45,163,025
      1,180,600     Lucent Technologies Inc.                                                        73,418,562
      2,133,200     Microsoft Corp.*                                                               148,790,700
        300,300     Motorola, Inc.                                                                  35,754,469
      1,100,000     Nokia Oyj, Sponsored ADR                                                        62,562,500
        236,500     Nortel Networks Corp.                                                           26,783,625
      2,062,600     Oracle Corp.*                                                                  164,879,088
        282,180     QUALCOMM, Inc.*                                                                 30,598,894
      1,324,600     Sun Microsystems, Inc.*                                                        121,780,412
        189,700     Texas Instruments, Inc.                                                         30,897,388
        190,595     VERITAS Software Corp.*                                                         20,444,292
        653,900     Xilinx, Inc.*                                                                   47,898,175
        283,744     Yahoo! Inc.*                                                                    36,957,656
--------------------------------------------------------------------------------------------------------------
                                                                                                 1,953,057,090
--------------------------------------------------------------------------------------------------------------
Transportation -- 0.5%
        797,800     Knightsbridge Tankers Ltd.                                                      14,859,025
        173,200     United Parcel Service, Inc.                                                     11,517,800
--------------------------------------------------------------------------------------------------------------
                                                                                                    26,376,825
--------------------------------------------------------------------------------------------------------------
Utilities -- 6.5%
      1,108,800     AT&T Corp.                                                                      51,767,100
        137,350     AT&T Wireless Group*                                                             4,369,447
        600,000     Bell Atlantic Corp.                                                             35,550,000
        320,800     Enron Corp.                                                                     22,355,750
      1,710,799     MCI WorldCom, Inc.*                                                             77,734,430
      1,010,600     Qwest Communications International Inc.*                                        43,834,775
      1,678,500     SBC Communications Inc.                                                         73,539,281
        420,000     Sprint Corp.                                                                    25,830,000
        860,000     Sprint PCS Group*                                                               47,300,000
--------------------------------------------------------------------------------------------------------------
                                                                                                   382,280,783
--------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $3,421,051,707)                                                     5,723,366,282
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                39

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                        Growth Fund

      FACE
     AMOUNT                             SECURITY                                                     VALUE
--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION -- 1.8%
--------------------------------------------------------------------------------------------------------------
$    85,000,000     U.S. Treasury Bond, 8.750% due 5/15/17+
                    (Cost -- $99,086,484)                                                        $ 106,302,700
--------------------------------------------------------------------------------------------------------------
                    SUB-TOTAL INVESTMENTS
                    (Cost -- $3,520,138,191)                                                     5,829,668,982
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.4%
     81,615,000     Chase Securities Inc., 5.550% dated 4/28/00, due 5/1/00;
                      Proceeds at maturity -- $81,652,747; (Fully collateralized by U.S. Treasury Notes, 4.750% due 11/15/08;
                      Market value -- $83,251,275) (Cost -- $81,615,000)                            81,615,000
--------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $3,601,753,191**)                                                  $5,911,283,982
--------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
+    Security is segregated for open purchase commitments.
**   Aggregate cost for Federal income tax purposes is substantially the same.






                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
40                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                             Growth and Income Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 100%
Commercial Services -- 0.9%
    280,000     SUPERVALU Inc.                                                                    $ 5,792,500
    170,000     W.W. Grainger, Inc.+                                                                7,373,750
--------------------------------------------------------------------------------------------------------------
                                                                                                   13,166,250
--------------------------------------------------------------------------------------------------------------
Consumer Durables -- 1.8%
    280,000     Ford Motor Co.                                                                     15,312,500
    130,000     General Motors Corp.+                                                              12,171,250
--------------------------------------------------------------------------------------------------------------
                                                                                                   27,483,750
--------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 5.1%
    175,000     The Coca-Cola Co.                                                                   8,235,937
    364,200     ConAgra, Inc.+                                                                      6,874,275
    280,000     General Mills, Inc.                                                                10,185,000
     65,000     The Gillette Co.                                                                    2,405,000
    235,000     Kimberly-Clark Corp.                                                               13,644,687
    365,000     PepsiCo, Inc.                                                                      13,390,937
    200,000     The Procter & Gamble Co.                                                           11,925,000
    115,000     The Quaker Oats Co.                                                                 7,496,562
    150,000     V.F. Corp.                                                                          4,237,500
--------------------------------------------------------------------------------------------------------------
                                                                                                   78,394,898
--------------------------------------------------------------------------------------------------------------
Consumer Services -- 5.5%
    180,000     Comcast Corp., Class A Shares                                                       7,211,250
    235,000     Cox Communications, Inc.*+                                                         10,060,938
    184,800     H&R Block, Inc.                                                                     7,726,950
    150,000     Knight-Ridder, Inc.+                                                                7,359,375
    130,000     McDonald's Corp.                                                                    4,956,250
    230,000     The New York Times Co.                                                              9,473,125
    290,000     The Reader's Digest Association, Inc., Class A Shares+                              9,280,000
     83,104     Sabre Holdings Corp.                                                                2,903,446
    275,000     Viacom Inc., Class B Shares*                                                       14,953,125
    250,000     The Walt Disney Co.                                                                10,828,125
--------------------------------------------------------------------------------------------------------------
                                                                                                   84,752,584
--------------------------------------------------------------------------------------------------------------
Electronic Technology -- 26.0%
    100,000     Applied Materials, Inc.*                                                           10,181,250
    820,000     Cisco Systems, Inc.*                                                               56,849,063
    170,000     Compaq Computer Corp.                                                               4,972,500
    315,000     Compuware Corp.*                                                                    3,957,187
    470,000     Dell Computer Corp.*                                                               23,558,750
     50,000     EMC Corp.*                                                                          6,946,875
    235,000     General Dynamics Corp.                                                             13,747,500
    190,000     Hewlett-Packard Co.                                                                25,650,000
    515,000     Intel Corp.                                                                        65,308,438
    280,000     International Business Machines Corp.+                                             31,255,000
    115,000     Lexmark International Group, Inc.*                                                 13,570,000
    255,000     Lucent Technologies Inc.+                                                          15,857,813
    155,000     Motorola, Inc.                                                                     18,454,688
    110,000     Oracle Corp.*                                                                       8,793,125
    310,000     SCI Systems, Inc.*                                                                 16,507,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 41

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                             Growth and Income Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Electronic Technology -- 26.0% (continued)
    205,000     Seagate Technology, Inc.*                                                        $ 10,416,562
     95,000     Siebel Systems, Inc.*+                                                             11,673,125
     95,000     Sun Microsystems, Inc.*                                                             8,734,063
    140,000     Telefonaktiebolaget LM Ericsson ADR+                                               12,381,250
    115,000     Teradyne, Inc.*                                                                    12,650,000
     58,000     Texas Instruments Inc.                                                              9,446,750
    350,000     Unisys Corp.*                                                                       8,115,625
    170,000     United Technologies Corp.                                                          10,571,875
--------------------------------------------------------------------------------------------------------------
                                                                                                  399,598,939
--------------------------------------------------------------------------------------------------------------
Energy Minerals -- 4.8%
    350,000     Conoco Inc., Class A Shares                                                         8,334,375
    290,000     Enron Corp.                                                                        20,209,375
    425,000     Exxon Mobil Corp.                                                                  33,017,188
    450,000     USX-Marathon Group                                                                 10,490,625
--------------------------------------------------------------------------------------------------------------
                                                                                                   72,051,563
--------------------------------------------------------------------------------------------------------------
Finance -- 13.2%
    155,000     A.G. Edwards, Inc.                                                                  5,831,875
    250,000     The Allstate Corp.                                                                  5,906,250
     60,000     American International Group, Inc.                                                  6,581,250
    340,000     AXA Financial, Inc.                                                                11,092,500
    265,000     Bank of America Corp.                                                              12,985,000
    242,500     The Bear Stearns Cos. Inc.                                                         10,397,188
    225,000     The Chase Manhattan Corp.                                                          16,214,062
    145,000     CIGNA Corp.                                                                        11,563,750
    350,000     Conseco, Inc.+                                                                      1,903,125
    105,000     Fannie Mae                                                                          6,332,813
    200,000     First Union Corp.                                                                   6,375,000
    246,490     Fleet Boston Financial Corp.                                                        8,734,989
    115,000     The Goldman Sachs Group, Inc.+                                                     10,723,750
    370,000     GreenPoint Financial Corp.                                                          6,891,250
     95,000     J.P. Morgan & Co. Inc.                                                             12,195,625
    350,000     KeyCorp                                                                             6,475,000
     60,000     Lehman Brothers Holdings Inc.                                                       4,923,750
    315,000     Morgan Stanley Dean Witter & Co.                                                   24,176,250
    205,000     PNC Financial Services Group                                                        8,943,125
    250,001     Starwood Hotels & Resorts Worldwide, Inc.                                           7,109,403
    325,000     UnionBanCal Corp.                                                                   8,998,438
    300,000     Washington Mutual, Inc.+                                                            7,668,750
--------------------------------------------------------------------------------------------------------------
                                                                                                  202,023,143
--------------------------------------------------------------------------------------------------------------
Health Services -- 1.2%
    335,000     Columbia/HCA Healthcare Corp.                                                       9,526,563
    125,000     Wellpoint Health Networks Inc.*+                                                    9,218,750
--------------------------------------------------------------------------------------------------------------
                                                                                                   18,745,313
--------------------------------------------------------------------------------------------------------------
Health Technology -- 9.3%
    150,000     Abbott Laboratories                                                                 5,765,625
     60,000     American Home Products Corp.                                                        3,371,250
    310,000     Amgen Inc.*+                                                                       17,360,000



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
42                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                             Growth and Income Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Health Technology -- 9.3% (continued)
     60,000     Baxter International Inc.                                                         $ 3,907,500
    140,000     Biogen, Inc.*                                                                       8,233,750
    225,000     Bristol-Myers Squibb Co.                                                           11,798,437
     12,000     Edwards Lifesciences Corp.*                                                           180,000
    190,000     Eli Lilly & Co.+                                                                   14,689,375
    160,000     Johnson & Johnson                                                                  13,200,000
    335,000     Merck & Co., Inc.                                                                  23,282,500
    357,000     Mylan Laboratories Inc.                                                            10,129,875
    420,000     Pfizer Inc.                                                                        17,692,500
     65,000     Schering-Plough Corp.                                                               2,620,313
    245,000     Watson Pharmaceuticals, Inc.*+                                                     11,009,688
--------------------------------------------------------------------------------------------------------------
                                                                                                  143,240,813
--------------------------------------------------------------------------------------------------------------
Industrial Services -- 0.7%
    295,000     Fluor Corp.                                                                         9,900,937
--------------------------------------------------------------------------------------------------------------
Non-Energy Minerals -- 0.9%
    215,000     Alcoa Inc.+                                                                        13,948,125
--------------------------------------------------------------------------------------------------------------
Process Industries -- 6.3%
    290,000     Air Products and Chemicals, Inc.                                                    9,008,125
    110,000     The Dow Chemical Co.+                                                              12,430,000
    415,000     General Electric Co.                                                               65,258,750
    300,000     Rohm and Haas Co.                                                                  10,687,500
--------------------------------------------------------------------------------------------------------------
                                                                                                   97,384,375
--------------------------------------------------------------------------------------------------------------
Producer Manufacturing -- 2.6%
    230,000     Caterpillar Inc.                                                                    9,070,625
    248,000     Honeywell International Inc.                                                       13,888,000
    200,000     Ingersoll-Rand Co.+                                                                 9,387,500
    120,000     Johnson Controls, Inc.                                                              7,597,500
--------------------------------------------------------------------------------------------------------------
                                                                                                   39,943,625
--------------------------------------------------------------------------------------------------------------
Retail Trade -- 5.5%
    105,000     Best Buy Co., Inc.*                                                                 8,478,750
    275,000     Federated Department Stores, Inc.*+                                                 9,350,000
    230,000     The Gap, Inc.                                                                       8,452,500
    300,000     The Home Depot, Inc.                                                               16,818,750
    290,000     The Limited, Inc.+                                                                 13,104,375
    345,000     The TJX Cos., Inc.                                                                  6,619,687
    390,000     Wal-Mart Stores, Inc.                                                              21,596,250
--------------------------------------------------------------------------------------------------------------
                                                                                                   84,420,312
--------------------------------------------------------------------------------------------------------------
Technology Services -- 6.3%
    330,000     America Online, Inc.*                                                              19,738,125
    270,000     Automatic Data Processing, Inc.                                                    14,529,375
    130,000     BMC Software, Inc.*+                                                                6,085,625
    225,000     Electronic Data Systems Corp.                                                      15,468,750
    508,493     Microsoft Corp.*                                                                   35,467,387
     44,000     Yahoo! Inc.*                                                                        5,731,000
--------------------------------------------------------------------------------------------------------------
                                                                                                   97,020,262
--------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 43

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                             Growth and Income Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Transportation -- 0.7%
    115,000     AMR Corp.*                                                                        $ 3,917,187
    340,000     Southwest Airlines Co.                                                              7,373,750
--------------------------------------------------------------------------------------------------------------
                                                                                                   11,290,937
--------------------------------------------------------------------------------------------------------------
Utilities -- 9.2%
    375,000     AT&T Corp.+                                                                        17,507,812
     40,000     Bell Atlantic Corp.                                                                 2,370,000
    290,000     BellSouth Corp.                                                                    14,119,375
    315,000     The Coastal Corp.                                                                  15,809,063
    180,000     DTE Energy Co.+                                                                     5,872,500
    160,000     Duke Energy Corp.                                                                   9,200,000
    278,000     Edison International                                                                5,299,375
    240,000     GTE Corp.                                                                          16,260,000
    430,000     MCI WorldCom, Inc.*                                                                19,538,125
    235,000     PECO Energy Co.                                                                     9,796,562
    425,000     SBC Communications Inc.                                                            18,620,330
    210,000     Texas Utilities Co.                                                                 7,074,375
--------------------------------------------------------------------------------------------------------------
                                                                                                  141,467,517
--------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100%
                (Cost -- $1,199,217,979**)                                                      $1,534,833,343
--------------------------------------------------------------------------------------------------------------

+    All or a portion of this security is on loan (See Note 12).
*    Non-incoming producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
44                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                            International Equity Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 91.3%
Australia -- 0.8%
        350,000     ERG Ltd.                                                                       $ 1,664,430
--------------------------------------------------------------------------------------------------------------
Canada -- 11.6%
         40,000     BCE Emergis Inc.*                                                                1,935,615
         80,000     C-MAC Industries Inc.*                                                           4,049,403
        100,000     Celestica Inc.*                                                                  5,392,455
         17,500     Certicom Corp.*                                                                    891,712
         76,000     JDS Uniphase Corp.*                                                              7,880,250
         35,000     Nortel Networks Corp.                                                            3,963,750
--------------------------------------------------------------------------------------------------------------
                                                                                                    24,113,185
--------------------------------------------------------------------------------------------------------------
Denmark -- 1.8%
         25,000     William Demant A/S                                                               3,804,315
--------------------------------------------------------------------------------------------------------------
Finland -- 3.3%
         50,000     F-Secure Oyj*                                                                      637,912
         80,000     Nokia Oyj                                                                        4,530,014
         60,000     Satama Interactive Oyj*                                                            704,802
         30,000     Saunalahti Oyj*                                                                    187,820
         20,000     Stonesoft Oyj*                                                                     373,634
         56,800     TJ Group Oyj*                                                                      366,993
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,801,175
--------------------------------------------------------------------------------------------------------------
France -- 6.0%
         27,000     Axa                                                                              4,013,105
         50,000     Credit Lyonnais                                                                  1,952,466
         30,000     Equant N.V.*                                                                     2,327,923
         40,000     FI System*                                                                       2,227,224
          5,000     Groupe Danone                                                                    1,095,842
          5,000     Legrand SA                                                                         934,085
--------------------------------------------------------------------------------------------------------------
                                                                                                    12,550,645
--------------------------------------------------------------------------------------------------------------
Germany -- 6.9%
         10,000     Allianz AG                                                                       3,763,681
          2,000     Biodata Information Technology AG*                                                 555,895
         25,000     DataDesign AG*                                                                     551,338
         10,000     Intershop Communications AG*                                                     4,219,332
         10,000     Marschollek, Lautenschlaeger und Partner AG                                      5,267,331
--------------------------------------------------------------------------------------------------------------
                                                                                                    14,357,577
--------------------------------------------------------------------------------------------------------------
Hong Kong -- 3.7%
         10,000     AsiaInfo Holdings, Inc.*                                                           435,000
          2,500     China Telecom (Hong Kong) Ltd.*                                                    366,719
        600,000     Computer & Technologies Holdings Ltd.*                                             689,416
        250,000     Hutchison Whampoa Ltd.                                                           3,642,864
        400,000     Li & Fung Ltd.                                                                   1,545,730
        600,000     Softbank Investment International (Strategic) Ltd.*                                250,347
        100,000     Sun Hung Kai Properties Ltd.                                                       792,764
--------------------------------------------------------------------------------------------------------------
                                                                                                     7,722,840
--------------------------------------------------------------------------------------------------------------
India -- 0.9%
         65,000     ICICI Ltd.                                                                       1,560,000
         28,200     SSI Ltd.*                                                                          257,325
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,817,325
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
The Concert Investment Series                                                 45

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                            International Equity Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Ireland -- 2.2%
         40,000     Elan Corp. PLC*                                                                $ 1,715,000
         75,685     Irish Continental Group PLC                                                        717,308
        150,000     ITG Group PLC*                                                                   1,766,266
         15,000     Riverdeep Group PLC*                                                               343,125
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,541,699
--------------------------------------------------------------------------------------------------------------
Israel -- 3.0%
         80,000     Amdocs Ltd.*                                                                     5,415,000
         10,000     BATM Advanced Communications Ltd.                                                  711,983
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,126,983
--------------------------------------------------------------------------------------------------------------
Italy -- 2.2%
        200,000     Telecom Italia Mobile S.p.A.                                                     1,914,647
         50,000     Tiscali S.p.A.*                                                                  2,671,484
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,586,131
--------------------------------------------------------------------------------------------------------------
Japan -- 14.0%
         25,000     FANUC LTD.                                                                       2,618,552
         75,000     FUJITSU LTD.                                                                     2,123,525
        200,000     The Furukawa Electric Co., Ltd.                                                  2,774,000
          1,000     HIKARI TSUSHIN, INC.                                                               144,344
          7,000     JAFCO Co., Ltd.                                                                  1,230,627
         20,000     Matsushita Communication Industrial Co., Ltd.                                    3,134,860
        200,000     Nippon Sheet Glass Co., Ltd.                                                     1,776,544
            140     NTT DoCoMo, Inc.                                                                 4,676,382
         50,000     Sharp Corp.                                                                        964,608
         18,000     SOFTBANK CORP.                                                                   4,430,257
         10,000     SONY CORP.                                                                       1,148,277
         10,000     SONY CORP. - NEW                                                                 1,156,604
         20,000     Trend Micro Inc.                                                                 2,997,918
--------------------------------------------------------------------------------------------------------------
                                                                                                    29,176,498
--------------------------------------------------------------------------------------------------------------
Netherlands -- 2.4%
         50,000     IFCO Systems N.V.*                                                               1,227,981
         90,000     United Pan-Europe Communications N.V.*                                           3,283,151
         40,000     World Online International N.V.*                                                   539,491
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,050,623
--------------------------------------------------------------------------------------------------------------
Norway -- 2.6%
          6,250     Fast Search & Transfer ASA*                                                        291,648
         25,000     Opticom ASA*                                                                     2,640,550
        120,000     Tomra Systems ASA                                                                2,481,279
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,413,477
--------------------------------------------------------------------------------------------------------------
Singapore -- 2.3%
        500,000     CSE Systems & Engineering Ltd.*                                                    374,817
        125,000     Singapore Press Holdings Ltd.                                                    2,445,095
        175,000     Venture Manufacturing (Singapore) Ltd.*                                          2,049,780
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,869,692
--------------------------------------------------------------------------------------------------------------
South Africa -- 0.6%
         50,000     Anglo American Platinum Corp., Ltd.                                              1,209,529
--------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements
--------------------------------------------------------------------------------
46                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                            International Equity Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Spain -- 1.4%
        125,000     Indra Sistemas SA                                                              $ 2,942,369
--------------------------------------------------------------------------------------------------------------
Sweden -- 3.9%
         70,000     Cell Network AB*                                                                 1,313,526
         92,400     Framtidsfabriken AB*                                                             1,517,123
         60,000     Icon Medialab International AB*                                                    911,426
         40,000     Net Insight AB*                                                                  1,673,182
        100,000     Securitas AB, Class B Shares                                                     2,591,310
            350     TeleLarm Care AB*                                                                    3,851
--------------------------------------------------------------------------------------------------------------
                                                                                                     8,010,418
--------------------------------------------------------------------------------------------------------------
Switzerland -- 2.3%
         75,000     Fantastic Corp.*                                                                 1,373,789
        100,000     Mettler-Toledo International Inc.*                                               3,450,000
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,823,789
--------------------------------------------------------------------------------------------------------------
  Taiwan -- 0.9%
        100,000     Ritek Inc.*                                                                      1,907,280
--------------------------------------------------------------------------------------------------------------
United Kingdom -- 18.5%
        225,000     365 Corp. PLC*                                                                     489,391
         50,000     Baltimore Technologies PLC*                                                      5,026,915
        125,000     Capita Group PLC                                                                 3,221,528
        107,000     COLT Telecom Group PLC*                                                          4,686,461
        100,000     Energis PLC*                                                                     4,960,411
        100,000     Galen Holdings PLC                                                                 958,439
        175,000     Guardian IT PLC                                                                  3,525,686
        325,000     Hays PLC                                                                         2,258,004
        125,959     Misys PLC                                                                        1,452,630
        600,000     Serco Group PLC                                                                  4,365,787
        450,000     Telewest Communications PLC*                                                     2,770,867
        707,575     Vodafone AirTouch PLC                                                            3,249,668
         30,000     Vodafone AirTouch PLC, Sponsored ADR                                             1,410,000
--------------------------------------------------------------------------------------------------------------
                                                                                                    38,375,787
--------------------------------------------------------------------------------------------------------------


                    TOTAL COMMON STOCK
                    (Cost -- $130,627,334)                                                                               189,865,767
------------------------------------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                                      SECURITY                                                                    VALUE
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 8.7%
$    17,976,000     CS First Boston Corp., 5.650% dated 4/28/00, due 5/1/00;
                      Proceeds at maturity -- $17,984,464; (Fully collateralized by U.S. Treasury Bills
                      due 7/31/00; Market value -- $18,336,421) (Cost -- $17,976,000)                                     17,976,000
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $148,603,334**)                                                                            $207,841,767
------------------------------------------------------------------------------------------------------------------------------------


*    Non-income producing security.
**   Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 47

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                  Mid Cap Fund

     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 85.0%
Building Materials -- 1.3%
        19,290    Vulcan Materials Co.                                                               $ 845,142
--------------------------------------------------------------------------------------------------------------
Commercial Services -- 3.8%
         9,740    Advent Software, Inc.*                                                               511,350
        36,463    FactSet Research Systems Inc.+                                                     1,048,311
        24,650    Valassis Communications, Inc.                                                        839,640
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,399,301
--------------------------------------------------------------------------------------------------------------
Consumer Durables -- 3.7%
        13,637    Electronic Arts Inc.*+                                                               825,039
        18,100    Harley-Davidson, Inc.+                                                               720,606
         7,430    SPX Corp.                                                                            816,372
--------------------------------------------------------------------------------------------------------------
                                                                                                     2,362,017
--------------------------------------------------------------------------------------------------------------
Consumer Non-Durables -- 2.7%
        32,290    Keebler Foods Co.*+                                                                1,015,117
        31,350    The Pepsi Bottling Group, Inc.                                                       675,984
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,691,101
--------------------------------------------------------------------------------------------------------------
Consumer Services -- 5.3%
        10,950    Cablevision Systems Corp., Class A Shares*                                           741,178
         9,100    Entercom Communications Corp.*                                                       386,750
        34,050    Imax Corp.*                                                                          783,150
        31,000    Premier Parks Inc.                                                                   668,438
        15,910    Spanish Broadcasting System, Inc., Class A Shares*                                   297,318
         4,450    Univision Communications, Inc., Class A Shares*                                      486,162
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,362,996
--------------------------------------------------------------------------------------------------------------
Energy -- 2.4%
        10,800    Anadarko Petroleum Corp.                                                             469,125
        25,820    Newfield Exploration Co.*                                                          1,048,938
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,518,063
--------------------------------------------------------------------------------------------------------------
Finance -- 14.3%
        41,930    ACE Ltd.                                                                           1,003,699
        20,855    Ambac Financial Group, Inc.++                                                      1,001,040
        34,282    Annuity and Life Re Holdings, Ltd.++                                                 741,348
        15,150    Arthur J. Gallagher & Co.                                                            564,338
        16,250    Capital One Financial Corp.                                                          710,938
        14,245    Commerce Bancorp, Inc.                                                               565,349
        12,500    Countrywide Credit Industries, Inc.                                                  345,313
        28,165    IndyMac Mortgage Holdings, Inc.                                                      367,905
         9,800    Marshall & Ilsley Corp.                                                              455,088
        28,617    Nationwide Financial Services, Inc., Class A Shares                                  797,699
        18,600    North Fork Bancorporation, Inc.                                                      301,088
        10,325    Providian Financial Corp.                                                            909,245
         3,050    State Street Corp.                                                                   295,469
         5,465    Waddell & Reed Financial, Class A Shares                                             145,505
        17,000    XL Capital Ltd., Class A Shares                                                      809,625
--------------------------------------------------------------------------------------------------------------
                                                                                                     9,013,649
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
48                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                  Mid Cap Fund


     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Health Care - Drugs -- 5.3%
         2,465    Affymetrix, Inc.*                                                                  $ 332,929
         6,700    Forest Laboratories, Inc.*                                                           563,219
         2,850    Genentech Inc.*                                                                      333,450
         3,750    MedImmune, Inc.*                                                                     599,766
         2,000    Millennium Pharmaceuticals, Inc.*                                                    158,750
        15,165    Sepracor Inc.*+                                                                    1,395,180
--------------------------------------------------------------------------------------------------------------
                                                                                                     3,383,294
--------------------------------------------------------------------------------------------------------------
Health Care - Services  -- 1.0%
         8,840    Wellpoint Health Networks Inc.*                                                      651,950
--------------------------------------------------------------------------------------------------------------
Industrial Services -- 6.7%
         7,600    The AES Corp.++                                                                      683,525
        12,230    BJ Services Co.*                                                                     859,158
         6,200    Calpine Corp.*                                                                       567,300
        12,810    Cooper Cameron Corp.*                                                                960,750
        21,255    Diamond Offshore Drilling, Inc.                                                      856,842
         8,450    Weatherford International, Inc.*                                                     343,281
--------------------------------------------------------------------------------------------------------------
                                                                                                     4,270,856
--------------------------------------------------------------------------------------------------------------
Process Industries -- 2.3%
        16,785    Bowater Inc.                                                                         923,175
        13,950    Ecolab Inc.                                                                          544,922
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,468,097
--------------------------------------------------------------------------------------------------------------
Producer Manufacturing -- 2.9%
         8,450    Grant Prideco, Inc.*                                                                 162,663
        21,400    Molex Inc., Class A Shares                                                           856,000
        24,805    Mueller Industries, Inc.*                                                            817,015
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,835,678
--------------------------------------------------------------------------------------------------------------
Retail -- 2.3%
        14,950    Bed Bath & Beyond Inc.*                                                              548,478
         6,600    Best Buy Co., Inc.*                                                                  532,950
         6,350    Dollar Tree Stores, Inc.*                                                            367,506
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,448,934
--------------------------------------------------------------------------------------------------------------
Technology -- 24.1%
            60    724 Solutions Inc.*                                                                    3,030
        13,550    ADC Telecommunications, Inc.*                                                        823,162
           275    Aether Systems, Inc.*                                                                 45,784
         5,700    Altera Corp.*                                                                        582,825
         5,300    Applied Micro Circuits Corp.*                                                        683,037
         5,500    Atmel Corp.*                                                                         269,156
           235    Avanex Corp.*                                                                         28,641
         5,900    Citrix Systems, Inc.*                                                                360,268
         1,500    CMGI Inc.*                                                                           106,875
           350    eBay Inc.*                                                                            55,716
        23,250    Fiserv, Inc.*                                                                      1,068,047
         1,400    InfoSpace, Inc.*                                                                     100,538


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 49

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                            Mid Cap Fund

     SHARES                                 SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
Technology -- 24.1% (continued)
        10,000    Intuit Inc.*                                                                       $ 359,375
         8,900    Jabil Circuit, Inc.*                                                                 364,344
           800    Juniper Networks, Inc.*                                                              170,150
         9,100    L-3 Communications Holdings, Inc.*                                                   484,575
         5,590    Lexmark International Group, Inc., Class A Shares*                                   659,620
        19,250    Linear Technology Corp.                                                            1,099,656
        15,450    Maxim Integrated Products, Inc.*                                                   1,001,353
         6,850    Mercury Interactive Corp.*                                                           616,500
         1,100    NBC Internet Inc., Class A Shares                                                     25,438
         4,550    Novellus Systems, Inc.*                                                              303,428
           345    Palm, Inc.*                                                                            9,401
         1,350    PMC-Sierra, Inc.*                                                                    259,031
         4,200    Project Software & Development, Inc.*                                                128,100
         9,100    Sanmina Corp.*                                                                       546,568
        11,050    Siebel Systems, Inc.*                                                              1,357,768
         2,080    Snowball.com, Inc.*                                                                    7,540
         6,005    Teradyne, Inc.*                                                                      660,550
        13,475    VERITAS Software Corp.*                                                            1,445,404
         2,600    VerticalNet, Inc.*                                                                   140,400
         9,600    Waters Corp.*                                                                        909,600
           130    webMethods, Inc.*                                                                     11,700
         7,700    Xilinx, Inc.*                                                                        564,025
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,251,605
--------------------------------------------------------------------------------------------------------------
Telecommunications -- 2.7%
        25,460    CenturyTel, Inc.                                                                     623,770
         1,675    COLT Telecom Group PLC, Sponsored ADR*                                               286,007
         5,250    Covad Communications Group, Inc.*                                                    145,688
         7,320    Intermedia Communications Inc.*                                                      298,290
         1,075    Net2000 Communications, Inc.*                                                         15,856
         6,550    Time Warner Telecom Inc., Class A Shares*+                                           358,612
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,728,223
--------------------------------------------------------------------------------------------------------------
Transport -- 1.9%
        10,420    Kansas City Southern Industries, Inc.                                                748,938
        25,350    Knightsbridge Tankers Ltd.                                                           472,143
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,221,081
--------------------------------------------------------------------------------------------------------------
Utilities -- 2.3%
         8,950    Coastal Corp.                                                                        449,178
         7,900    Dynegy Inc., Class A Shares                                                          516,956
        10,850    The Montana Power Co.                                                                478,078
--------------------------------------------------------------------------------------------------------------
                                                                                                     1,444,212
--------------------------------------------------------------------------------------------------------------
                  TOTAL COMMON STOCK
                  (Cost -- $44,106,810)                                                             53,896,199
--------------------------------------------------------------------------------------------------------------





                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
50                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                  Mid Cap Fund


     FACE
    AMOUNT                                  SECURITY                                                 VALUE
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.0%
--------------------------------------------------------------------------------------------------------------
$    9,502,000    Chase Securities Inc., 5.550% dated 4/28/00, due 5/1/00;
                    Proceeds at maturity -- $9,506,395; (Fully collateralized
                    by U.S. Treasury Notes, 4.750% due 11/15/08;
                    Market value -- $9,694,425) (Cost -- $9,502,000)                               $ 9,502,000
--------------------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $53,608,810**)                                                          $63,398,199
--------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
+    Security serves as collateral for open futures contracts commitments.
++ Security has been segregated by the custodian for open futures contracts commitments.
**   Aggregate cost for Federal income tax purposes is substantially the same.






                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 51

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Alabama -- 1.6%
$    2,000,000    AAA        Jefferson County, AL Sewer Revenue, Capital Improvement, Series A,
                                FGIC-Insured, 5.375% due 2/1/36                                                         $1,792,500
----------------------------------------------------------------------------------------------------------------------------------
Arizona -- 0.6%
       400,000    A          Maricopa County, AZ IDA, Multi-Family Housing Revenue, (Laguna Port
                                Apartments Project), 6.500% due 7/1/09                                                     411,000
       225,000    NR         Scottsdale, AZ IDA Revenue, First Mortgage Westminster Village, Series A,
                                8.250% due 6/1/15                                                                          235,406
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           646,406
----------------------------------------------------------------------------------------------------------------------------------
California -- 4.1%
     2,000,000    A2*        California Health Facilities Financial Authority Revenue, Cedars-Sinai Medical
                                Center, Series A, 6.250% due 12/1/34                                                     1,965,000
       365,000    NR         Del Mar, CA Race Track Authority Revenue, 6.000% due 8/15/01                                  367,281
                             Orange County, CA Recovery, Series A, MBIA-Insured:
     1,000,000    AAA           6.000% due 6/1/09                                                                        1,071,250
     1,000,000    AAA           COP, MBIA-Insured, 6.000% due 7/1/08                                                     1,070,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         4,473,531
----------------------------------------------------------------------------------------------------------------------------------
Colorado -- 5.5%
                             Arapahoe County, CO Capital Improvement Transportation Highway Revenue,
                                E-470 Highway, (Pre-Refunded -- Escrowed with U.S. government securities to 8/31/05):
     7,000,000    AAA             Call @ 20.8626, zero coupon due 8/31/26 (b)                                            1,102,500
     1,000,000    AAA             Call @ 103, 7.000% due 8/31/26 (b)                                                     1,113,750
                             Arvada, CO Sales & Use Tax Revenue, FGIC-Insured:
       245,000    AAA           Pre-Refunded -- Escrowed with U.S. government securities to 12/1/02
                                  Call @ 100, 6.250% due 12/1/12                                                           253,269
       255,000    AAA           Refunding & Improvement, 6.250% due 12/1/12                                                263,606
                             Berry Creek Metropolitan District, CO Refunding & Improvement:
       150,000    NR            8.250% due 12/1/11                                                                         156,000
       100,000    NR            Pre-Refunded -- Escrowed with U.S. government securities to 12/1/01
                                  Call @ 101, 8.250% due to 12/1/11 (c)                                                    106,250
     1,000,000    A          Colorado Health Facilities Authority Revenue, Series B, 5.350% due 8/1/15                     912,500
       400,000    NR         Edgewater, CO Redevelopment Authority Tax Increment Revenue, Edgewater
                                Redevelopment Project, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 12/1/03 Call @ 101), 6.750% due 12/1/08 (c)                                  426,500
                             Highlands Ranch Metropolitan District:
     1,000,000    AAA           FSA-Insured, 6.500% due 6/15/10                                                          1,092,500
       500,000    NR            Refunding & Improvement, Series A, (Pre-Refunded -- Escrowed with
                                  U.S. government securities to 9/1/02 Call @ 103), 7.300% due 9/1/12 (c)                  538,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,965,625
----------------------------------------------------------------------------------------------------------------------------------
Connecticut -- 1.0%
                             Mashantucket Western Pequot Tribe, Connecticut Special Revenue,
                                Sub-144A, Series A:
       505,000    BBB-            6.500% due 9/1/05 (d)                                                                    527,725
       495,000    AAA             Escrowed to maturity with U.S. government securities,
                                     6.500% due 9/1/05 (d)                                                                 530,269
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,057,994
----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
52                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Delaware -- 0.2%
$      250,000    Aaa*       Delaware State EDA, Osteopathic Hospital Association, Series A,
                                (Escrowed to maturity with U.S. government securities),
                                6.750% due 1/1/13                                                                        $ 273,750
----------------------------------------------------------------------------------------------------------------------------------
Florida -- 1.2%
       355,000    A+         Broward County, FL Resource Recovery Revenue, Broward Waste Energy,
                                7.950% due 12/1/08                                                                         366,321
     1,000,000    AAA        Florida State Correctional Privatization Community, COP, AMBAC-Insured,
                                5.000% due 8/1/17                                                                          920,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,286,321
----------------------------------------------------------------------------------------------------------------------------------
Georgia -- 1.5%
     2,000,000    AAA        Atlanta, GA Water & Wastewater Revenue, Series A, FGIC-Insured,
                                5.000% due 11/1/38                                                                       1,675,000
----------------------------------------------------------------------------------------------------------------------------------
Illinois -- 3.4%
       500,000    AA         Chicago, IL Metropolitan Water Reclamation District, (Partially Escrowed
                                to maturity with U.S. government securities), 7.000% due 1/1/11                            563,125
       500,000    AAA        Chicago, IL Wastewater Transmission Revenue, FGIC-Insured,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 1/1/03
                                Call @ 102), 6.300% due 1/1/12 (b)                                                         525,625
       500,000    AAA        Cook County, IL Community College, COP, FGIC-Insured, 8.750% due 1/1/07                       598,125
       250,000    NR         Crestwood, IL Tax Increment Revenue, 7.250% due 12/1/08                                       253,750
       500,000    AAA        Du Page County, IL (StormWater Project), (Pre-Refunded -- Escrowed with
                                U.S. government securities to 1/1/02 Call @ 102), 6.550% due 1/1/21 (b)                    523,125
                             Illinois Health Facilities Authority Revenue:
       250,000    NR            Memorial Hospital, (Pre-Refunded -- Escrowed with U.S. government
                                  securities to 5/1/02 Call @ 102), 7.250% due 5/1/24 (c)                                  265,937
       300,000    Baa2*         Mercy Center for Health Care Services, (Pre-Refunded -- Escrowed with
                                  U.S. government securities to 10/1/02 Call @ 102),
                                  6.625% due 10/1/12 (c)                                                                   316,875
       500,000    AA+           Northwestern Memorial Hospital, 6.750% due 8/15/11                                         518,125
                                Series A, MBIA-Insured:
        67,000    AAA             7.900% due 8/15/03                                                                        67,201
        40,000    AAA             Escrowed to maturity with U.S. government securities, 7.900% due 8/15/03                  43,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,674,888
----------------------------------------------------------------------------------------------------------------------------------
Indiana -- 0.6%
       100,000    NR         Carmel, IN Retirement Housing Revenue, (Beverly Enterprises Indiana Project),
                                8.750% due 12/1/08                                                                         105,625
       500,000    AAA        St. Joseph's County, IN Hospital Authority Facilities Revenue, (Memorial
                                Hospital South Bend Project), MBIA-Insured, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 2/15/03 Call @ 102), 6.250% due 8/15/22                      525,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           630,625
----------------------------------------------------------------------------------------------------------------------------------
Iowa -- 0.9%
     1,000,000    AAA        Des Moines, IA Parking Facility Revenue, FGIC-Insured, 7.250% due 7/1/15                    1,023,240
----------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 53

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Louisiana -- 0.9%
$    1,000,000    AAA        Louisiana Local Government, Environmental Facilities Community Development
                                Authority Revenue, (Capital Projects & Equipment Acquisition), AMBAC-Insured,
                                4.500% due 12/1/18                                                                       $ 828,750
       190,000    NR         Louisiana Public Facilities Authority Revenue, Industrial Development,
                                Beverly Enterprise, 8.250% due 9/1/08                                                      198,312
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,027,062
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts -- 7.1%
       500,000    Aaa*       Boston, MA Boston City Hospital, Series A, FHA-Insured, (Pre-Refunded--
                                Escrowed with U.S. government securities to various call dates and prices),
                                7.625% due 2/15/21                                                                         512,390
     1,000,000    AAA        Holyoke, MA GO, Series B, FSA-Insured, 6.000% due 6/15/07                                   1,055,000
         5,000    BBB+       Massachusetts Municipal Wholesale Electric Co., Power Supply System,
                                Series A, 8.750% mandatory tender 1/1/05                                                     5,688
     1,000,000    Aaa*       Massachusetts State College Building Authority Project Revenue, MBIA-Insured,
                                5.375% due 5/1/39                                                                          893,750
     2,230,000    AA-        Massachusetts State Health & Educational Facilities Authority Revenue,
                                (Boston College), Series L, 5.000% due 6/1/26                                            1,915,013
     1,000,000    AAA        Massachusetts State HFA Housing Development, Series B, MBIA-Insured,
                                5.300% due 12/1/17                                                                         942,500
       240,000    Aa3*       Massachusetts State HFA Housing Revenue, Single-Family, Series 31,
                                6.450% due 12/1/16                                                                         246,300
       125,000    NR         Massachusetts State Industrial Finance Agency, Industrial Revenue,
                                Beverly Enterprises, 8.000% due 5/1/02                                                     127,656
     2,500,000    AAA        Massachusetts State Turnpike Authority, Metropolitan Highway System
                                Revenue, Subseries A, AMBAC-Insured, 4.750% due 1/1/34                                   2,021,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         7,720,172
----------------------------------------------------------------------------------------------------------------------------------
Michigan -- 2.2%
     2,000,000    NR         Detroit, MI Downtown Development Authority Tax Increment Revenue,
                                (Development Area No. 1 Project), Series C, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 7/1/06 Call @ 102), 6.250% due 7/1/25 (c)                  2,145,000
       200,000    AAA        Huron Valley, MI School District, FGIC-Insured, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 5/1/01 Call @ 102), 7.100% due 5/1/08                        208,928
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         2,353,928
----------------------------------------------------------------------------------------------------------------------------------
Minnesota -- 1.0%
       150,000    NR         Minneapolis, MN Health Care Facilities Revenue, (Ebenezer Social Project),
                                Series A, 7.000% due 7/1/12                                                                144,562
     1,000,000    AAA        Minneapolis & St. Paul, MN Metropolitan Airport Revenue, Series A,
                                FGIC-Insured, 5.125% due 1/1/25                                                            893,750
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,038,312
----------------------------------------------------------------------------------------------------------------------------------
Mississippi -- 0.5%
       500,000    NR         Ridgeland, MS Urban Renewal Revenue, (The Orchard Limited Project),
                                Series A, 7.750% due 12/1/15                                                               505,000
----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
54                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Missouri -- 4.7%
$    2,750,000    AAA        Kansas City, MO Municipal Assistance, MBIA-Insured, 5.000% due 4/15/20                     $2,440,625
                             Missouri Health State & Educational Facilities Authority Revenue:
       500,000    BBB+          Heartland Health System Project, 6.875% due 11/15/04                                       512,500
       500,000    BBB+          Lake of the Ozarks General Hospital, 6.000% due 2/15/06                                    493,750
     1,615,000    AAA        St. Charles County, MO IDA, Westchester Village Apartments,
                                FNMA-Collateralized, 6.050% due 2/1/17                                                   1,627,113
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         5,073,988
----------------------------------------------------------------------------------------------------------------------------------
Nevada -- 2.0%
     2,000,000    AAA        Clark County, NV IDR, (Nevada Power Co. Project), AMBAC-Insured,
                                7.200% due 10/1/22                                                                       2,137,500
----------------------------------------------------------------------------------------------------------------------------------
New Hampshire -- 0.9%
                             New Hampshire Higher Educational & Health Facilities Authority Revenue:
       370,000    NR            First Mortgage, Odd Fellows Home, 9.000% due 6/1/14                                        401,450
       520,000    BBB           New London Hospital Association Project, 7.500% due 6/1/05                                 541,450
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           942,900
----------------------------------------------------------------------------------------------------------------------------------
New Jersey -- 3.5%
     1,500,000    Aa2*       Mercer County, NJ Improvement Authority Revenue, zero coupon due 4/1/11                       830,625
     1,000,000    AAA        New Jersey Building Authority State Building Revenue, MBIA-Insured,
                                5.000% due 6/15/18                                                                         900,000
                             New Jersey EDA:
       880,000    NR            Holt Hauling & Warehousing, Series G, 8.400% due 12/15/15                                  902,000
       100,000    A-1+          Water Facilities Revenue, 6.100% due 11/1/25 (e)                                           100,000
     1,000,000    AAA        New Jersey State Turnpike Authority, Series C, MBIA-Insured,
                                6.500% due 1/1/16                                                                        1,105,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         3,837,625
----------------------------------------------------------------------------------------------------------------------------------
New Mexico -- 1.0%
     1,000,000    A+         Farmington, NM PCR, Southern California Edison Co., Series A,
                                7.200% due 4/1/21 (b)                                                                    1,039,330
----------------------------------------------------------------------------------------------------------------------------------
New York -- 12.8%
                             Metropolitan Transportation Authority, NY Transportation Facilities Revenue:
     2,000,000    AAA           Series B, FGIC-Insured, 4.750% due 7/1/26                                                1,652,500
     5,000,000    AAA           Series C, FSA-Insured, 4.750% due 7/1/16                                                 4,418,750
       350,000    NR         New York, NY City Industrial Development Agency Civic Facility Revenue,
                                (Marymount Manhattan College Project), (Pre-Refunded -- Escrowed with
                                U.S. government securities to 7/1/03 Call @ 102),
                                7.000% due 7/1/23 (c)                                                                      374,500
     2,000,000    AA+++      New York, NY City Transitional Financing Authority Revenue,
                                5.500% due 11/1/29                                                                       1,875,000
       500,000    Aaa*       New York, NY Municipal Water Financing Authority, Water & Sewer System
                                Revenue, Series C, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 6/15/01 Call @ 101.5), 7.750% due 6/15/20                                    524,375
     1,000,000    Aaa*       New York, NY Series B, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 8/15/04 Call @ 101), 7.000% due 8/15/16                                    1,086,250



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 55

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000

                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
New York -- 12.8% (continued)
                             New York State Dormitory Authority Revenue:
$      345,000    A             City University System, Series C, 6.000% due 7/1/16                                      $ 345,024
     3,000,000    A++           Mental Health Services Facilities Improvement, Series B,
                                  5.375% due 2/15/26                                                                     2,703,750
     1,000,000    AAA        New York State Thruway Authority, Highway & Bridge Fund, Series B,
                                FGIC-Insured, 5.000% due 4/1/17                                                            907,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,887,649
----------------------------------------------------------------------------------------------------------------------------------
North Carolina -- 0.4%
       500,000    AAA        North Carolina Eastern Municipal Power Agency, Series A,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 1/1/22
                                Call @ 100), 4.500% due 1/1/24                                                             424,375
----------------------------------------------------------------------------------------------------------------------------------
Ohio -- 12.5%
     1,840,000    Aaa*       Brecksville Broadview Heights Ohio City School District, FGIC-Insured,
                                6.500% due 12/1/16 (b)                                                                   1,950,400
       500,000    AAA++      Cleveland, OH Parking Facilities Revenue Improvement, (Pre-Refunded --
                                Escrowed with U.S. government securities to 9/15/02 Call @ 102),
                                8.000% due 9/15/12                                                                         542,500
       500,000    NR         Cuyahoga County, OH Health Care Facilities Revenue, Judson Retirement
                                Community, Series A, 7.000% due 11/15/10                                                   486,875
     1,000,000    AAA        Cuyahoga County, OH Hospitals Revenue, University Hospitals Health System,
                                AMBAC-Insured, 5.500% due 1/15/30                                                          927,500
       660,000    Aa*        Delaware County, OH Health Care Facilities Revenue, FHA-Insured,
                                6.550% due 2/1/35                                                                          688,875
     1,000,000    AAA        Greater Cincinnati, OH Elderly Housing Development Corp., Mortgage Revenue,
                                Cambridge Apartments, Series A, FHA-Insured, 6.600% due 8/1/25                           1,038,750
     2,000,000    AAA        Lucas County, OH Hospitals Revenue, Promedia Healthcare Obligation Group,
                                AMBAC-Insured, 5.375% due 11/15/29                                                       1,812,500
     1,000,000    Baa2*      Miami County, OH Hospital Facilities Refunding & Improvement, Upper Valley
                                Medical Center, Series A, 6.000% due 5/15/06                                               976,250
     1,000,000    A-1+       Ohio State Air Quality Development Authority Revenue, (Cincinnati
                                Gas & Electric), 5.850% due 9/1/30 (e)                                                   1,000,000
     1,000,000    Baa2*      Ohio State Water Development Authority, Pollution Control Facilities Revenue,
                                (Ohio Edison Co. Project), 5.950% due 5/15/29                                              932,500
     3,250,000    AAA        Warrensville Heights Ohio City School Improvement, FGIC-Insured,
                                5.750% due 12/1/24                                                                       3,176,875
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        13,533,025
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma -- 1.6%
     1,200,000    A-1+       Oklahoma State Industrial Authority Revenue, (Integris Baptist), Series B,
                                5.800% due 8/15/29 (e)                                                                   1,200,000
       500,000    AAA        Tulsa, OK Industrial Authority Hospital Revenue, Tulsa Medical Regional Center,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 6/1/03
                                Call @ 102), 7.200% due 6/1/17                                                             540,625
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,740,625
----------------------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
56                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania -- 7.4%
$    1,000,000    Ba2*       Allegheny County, PA Hospital Development Authority Revenue,
                                (St. Francis Medical Center Project), 5.750% due 5/15/17                                 $ 828,750
     2,000,000    Aaa*       Harrisburg, PA, Series D, AMBAC-Insured, zero coupon due 3/15/18                              697,500
       265,000    Aaa*       Montgomery County, PA IDA, Pensburg Nursing & Rehabilitation Center,
                                (Pre-Refunded -- Escrowed with U.S. government securities 3/31/04
                                Call @ 102.775), 7.625% due 7/1/18                                                         294,481
       100,000    NR         Northeastern Pennsylvania Hospital Authority Revenue, Nesbitt Memorial
                                Hospital, (Pre-Refunded -- Escrowed with U.S. government securities to
                                7/1/00 Call @ 102), 7.500% due 7/1/12 (c)                                                  102,472
     2,425,000    AAA        Pennsylvania State Higher Educational Facilities Authority Revenue,
                                Thomas Jefferson University, AMBAC-Insured, 5.000% due 7/1/19                            2,161,281
       500,000    Baa3*      Philadelphia, PA Hospitals & Higher Education Facilities Authority Revenue,
                                (Escrowed to maturity with U.S. government securities), 6.250% due 7/1/06 (c)              529,375
     1,400,000    Aa3*       Philadelphia, PA IDA, (Girard Estates Facilities Leasing Project), (Escrowed
                                to maturity with U.S. government securities), 5.000% due 5/15/27 (c)                     1,233,750
       250,000    AAA        Scranton - Lackawanna, PA Health & Welfare Authority Revenue,
                                (Moses Taylor Hospital Project), (Pre-Refunded -- Escrowed with
                                U.S. government securities to 7/1/01 Call @ 102), Series B,
                                8.500% due 7/1/20                                                                          265,625
       500,000    A          Shenandoah Valley School District PA, Series B, zero coupon due 2/1/12                        256,875
     2,000,000    AA-        St. Mary Hospital, Bucks County, Catholic Health Initiatives, Series A,
                                5.000% due 12/1/18                                                                       1,702,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         8,072,609
----------------------------------------------------------------------------------------------------------------------------------
Rhode Island -- 0.5%
       500,000    AAA        Rhode Island Depositors Economic Protection Corp. Special Obligation,
                                Series A, FSA-Insured, (Pre-Refunded -- Escrowed with U.S. government
                                securities to 8/1/02 Call @ 102), 6.625% due 8/1/19                                        527,500
----------------------------------------------------------------------------------------------------------------------------------
South Carolina -- 2.1%
     2,500,000    Aaa*       South Carolina Transportation Infrastructure Revenue, Series A,
                                AMBAC-Insured, 5.250% due 10/1/21                                                        2,271,875
----------------------------------------------------------------------------------------------------------------------------------
Tennessee -- 0.9%
     1,000,000    AAA        Franklin, TN IDB Multi-Family Revenue, (Landings Apartment Project),
                                Series A, FSA-Insured, 5.900% due 10/1/16                                                1,002,500
----------------------------------------------------------------------------------------------------------------------------------
Texas -- 14.1%
     1,000,000    AAA        Aledo, Texas Independent School District, PSFG, 5.000% due 2/15/29                            855,000
       685,000    A          Austin, TX Housing Finance Corp., Multi-Family Housing Revenue,
                                (Stassney Woods Apartments Projects), 6.500% due 10/1/10                                   701,269
       500,000    NR         Bexar County, TX Health Facilities Development Corp. Hospital Revenue,
                                (St. Luke's Lutheran Hospital Project), (Pre-Refunded -- Escrowed with
                                U.S. government securities to 5/1/03 Call @ 100), 7.900% due 5/1/18 (c)                    539,375
     1,000,000    A3*        Brazos River Authority, TX PCR, Utilities Electric Co., Series C,
                                5.550% due 6/1/30 (f)                                                                      842,500
       500,000    AAA        Brownsville, TX Utility System Revenue, AMBAC-Insured, (Pre-Refunded --
                                Escrowed with U.S. government securities to 9/1/00 Call @ 102),
                                6.500% due 9/1/17                                                                          513,340


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 57

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund

      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Texas -- 14.1% (continued)
$      345,000    A          Ector County, TX Hospital District Revenue, 7.125% due 4/15/02                              $ 354,488
                             Frenship, TX ISD, PSFG:
       500,000    Aaa*          5.500% due 2/15/03                                                                         505,000
       500,000    Aaa*          5.500% due 2/15/04                                                                         504,375
                             Harris County, TX Health Facilities Development Corp.:
       250,000    NR            Memorial Hospital System Project, (Pre-Refunded -- Escrowed with
                                  U.S. government securities to various call dates and prices),
                                  7.125% due 6/1/15 (c)                                                                    264,688
     2,000,000    AA            Texas Children's Hospital Project, Series A, 5.250% due 10/1/29                          1,707,500
     2,000,000    AA-        Houston, TX Refunded & Public Improvement, Series A, 4.750% due 3/1/17                      1,752,500
       250,000    NR         Rusk County, TX Health Facilities Corp. Hospital Revenue, (Henderson
                                Memorial Hospital Project), 7.750% due 4/1/13                                              249,687
                             Tarrant County, TX Health Facilities Development Corp. Hospital Revenue:
       250,000    BBB           7.000% due 5/15/28                                                                         246,563
       250,000    BBB           Pre-Refunded -- Escrowed with U.S. government securities to 5/15/03
                                  Call @ 102, 7.000% due 5/15/28 (c)                                                       268,438
                             Texas General Services Community Partnership Interests, (Office Building &
                                Land Acquisition Project):
       130,000    A-              7.000% due 8/1/14                                                                        135,687
       330,000    A-              7.000% due 8/1/24                                                                        344,025
       170,000    Aa2*       Texas Housing Agency Mortgage Revenue Single-Family, Series A,
                                7.150% due 9/1/12                                                                          175,738
                             Texas Water Development Board Revenue, Series B:
     2,000,000    AAA           5.125% due 7/15/18                                                                       1,847,500
     2,500,000    AAA           5.000% due 7/15/19                                                                       2,225,000
     1,120,000    AAA        West Texas Municipal Power Agency Revenue, MBIA-Insured,
                                5.000% due 2/15/18                                                                       1,002,400
       250,000    NR         Winters, TX Waterworks & Sewer System Revenue, FMHA-Collateralized,
                                (Pre-Refunded -- Escrowed with U.S. government securities to 8/1/03
                                Call @ 100), 8.500% due 8/1/17 (c)                                                         275,938
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        15,311,011
----------------------------------------------------------------------------------------------------------------------------------
Virginia -- 1.6%
       200,000    AAA        Fairfax County, VA Redevelopment & Housing Authority Multi-Family Housing
                                Revenue, FHA-Insured, Paul Spring, 5.900% due 6/15/17                                      199,250
     1,000,000    BBB        Peninsula Ports Authority, VA Coal Terminal Revenue, (Dominion Terminal
                                Association Project), 7.375% due 6/1/20                                                  1,031,250
       500,000    AAA        Prince William County, VA IDA Revenue, Series A, GNMA-Collateralized,
                                6.250% due 12/20/27                                                                        507,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,738,000
----------------------------------------------------------------------------------------------------------------------------------
Washington -- 0.5%
                             Washington State Public Power Supply System:
       250,000    AAA           Nuclear Project #1, Series B, FGIC-Insured, 7.125% due 7/1/16                              288,437
       250,000    AAA           Nuclear Project #2, Series C, (Pre-Refunded -- Escrowed with U.S. government
                                  securities to 1/1/01 Call @ 102), 7.625% due 7/1/10                                      260,117
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           548,554
----------------------------------------------------------------------------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
58                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                               Municipal Bond Fund


      FACE
     AMOUNT       RATING(a)                          SECURITY                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------
Wisconsin -- 1.2%
----------------------------------------------------------------------------------------------------------------------------------

$      250,000    NR         Jefferson, WI Sewer System Waterworks, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 7/1/01 Call @ 100), 7.400% due 7/1/16 (c)                  $ 257,812
     1,000,000    AAA        Wisconsin State Health & Education Facilities Authority Revenue, (Marquette
                                University Project), FGIC-Insured, (Pre-Refunded -- Escrowed with
                                U.S. government securities to 12/1/04 Call @ 101), 6.450% due 12/1/19                    1,067,500
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         1,325,312
----------------------------------------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS -- 100%
                             (Cost -- $109,439,546**)                                                                 $108,558,732
----------------------------------------------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc. and those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc.
(b)  Security is segregated for open purchase commitments.
(c) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(f) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax. ** Aggregate cost for Federal income tax purposes is substantially the same.


    See pages 66 and 67 for bond ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 59

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                 Small Cap Fund


     SHARES                                    SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------
COMMON STOCK -- 92.4%
Auto & Transportation -- 1.7%
         96,600     American Axle & Manufacturing Holdings, Inc.*                                  $ 1,449,000
        107,100     Aviation Sales Co.*+                                                               408,319
         24,300     CNF Transportation Inc.                                                            678,881
         99,900     Dura Automotive Systems, Inc., Class B Shares*                                   1,623,375
         33,800     Hayes Lemmerz International, Inc.*                                                 532,350
         39,300     Mesaba Holdings, Inc.*                                                             491,250
         20,500     SkyWest, Inc.                                                                      863,563
--------------------------------------------------------------------------------------------------------------
                                                                                                     6,046,738
--------------------------------------------------------------------------------------------------------------
Consumer Discretionary -- 14.9%
         65,066     99 Cents Only Stores*                                                            2,448,108
         61,400     The Ackerley Group, Inc.                                                           798,200
         32,100     Action Performance Cos., Inc.*+                                                    296,925
         44,900     Apollo Group, Inc., Class A Shares*                                              1,302,100
         35,700     bebe stores, inc.*+                                                                325,763
         29,700     Blyth Industries, Inc.                                                             881,719
        113,900     The Bombay Company, Inc.*                                                          412,887
         41,400     Borders Group, Inc.*                                                               657,225
         57,600     CEC Entertainment Inc.*                                                          1,728,000
         21,100     Central Newspapers, Inc., Class A Shares                                           647,506
         53,700     Church & Dwight Co., Inc.                                                          959,887
         32,900     Citadel Communications Corp.*                                                    1,285,156
         20,600     Claire's Stores, Inc.                                                              379,813
         40,500     Complete Business Solutions, Inc.*                                                 926,437
        100,500     Copart, Inc.*                                                                    1,733,625
         15,600     Cox Radio, Inc., Class A Shares*                                                 1,131,000
         57,000     The Dial Corp.                                                                     794,437
         20,600     Dollar Tree Stores, Inc.*                                                        1,192,225
         43,700     Emmis Communications Corp., Class A Shares*+                                     1,857,250
         57,010     Encompass Services Corp.*                                                          395,507
         47,300     Ethan Allen Interiors Inc.                                                       1,262,319
         58,100     Furniture Brands International, Inc.*                                            1,085,744
         24,400     Houghton Mifflin Co.                                                             1,014,125
         70,000     Interim Services Inc.*                                                           1,198,750
         31,912     International Game Technology*+                                                    777,855
         62,800     Jack in the Box Inc.*                                                            1,538,600
         48,600     Jones Apparel Group, Inc.*                                                       1,442,813
         44,700     Jostens, Inc.                                                                    1,103,531
         44,600     Launch Media, Inc.*                                                                465,513
         38,200     Linens 'n Things, Inc.*                                                          1,179,425
         64,300     The Men's Wearhouse, Inc.*                                                       1,378,431
         40,000     Metamor Worldwide, Inc.*                                                           775,000
         45,100     Navigant Consulting, Inc.*                                                         448,181
         21,900     Outback Steakhouse, Inc.*                                                          717,225
         54,987     Pacific Sunwear of California, Inc.*+                                            1,872,995
         30,800     Performance Food Group Co.*                                                        812,350
         42,600     Pre-Paid Legal Services, Inc.*                                                   1,363,200
         16,500     Radio One, Inc.*                                                                   957,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
60                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                 Small Cap Fund


     SHARES                                    SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------
Consumer Discretionary -- 14.9% (continued)
         30,650     Regis Corp.                                                                      $ 358,222
         52,200     Rent-Way, Inc.*                                                                  1,353,938
         51,200     Ross Stores, Inc.                                                                1,062,400
        100,900     Samsonite Corp.*+                                                                  529,725
         54,800     Shaw Industries, Inc.                                                              866,525
         51,400     Sirius Satellite Radio Inc.*+                                                    2,039,937
         21,600     Sotheby's Holdings, Inc., Class A Shares                                           357,750
        119,500     The Source Information Management Co.*+                                          1,762,625
         56,000     TeleTech Holdings, Inc.*                                                         1,827,000
         29,200     Tupperware Corp.                                                                   551,150
         30,300     United Stationers Inc.                                                           1,011,263
         45,000     Westwood One, Inc.*                                                              1,591,875
        106,800     WMS Industries Inc.                                                                934,500
--------------------------------------------------------------------------------------------------------------
                                                                                                    53,793,737
--------------------------------------------------------------------------------------------------------------
Consumer Staples -- 0.4%
        108,600     The Earthgrains Co.                                                              1,527,188
--------------------------------------------------------------------------------------------------------------
Finance -- 7.1%
         54,300     Affiliated Managers Group, Inc.*                                                 2,178,788
        119,000     AmeriCredit Corp.*                                                               2,223,813
         12,400     Astoria Financial Corp.                                                            341,775
         22,045     Commerce Bancorp, Inc.                                                             874,911
         38,000     Community First Bankshares, Inc.                                                   641,250
         21,000     Dain Rauscher Corp.                                                              1,300,687
         67,000     Doral Financial Corp.                                                              799,812
         32,700     Eaton Vance Corp.                                                                1,383,619
         31,210     Fidelity National Financial, Inc.                                                  460,347
         20,000     The FINOVA Group Inc.                                                              256,250
         30,600     FPIC Insurance Group, Inc.*+                                                       439,875
         15,800     Greater Bay Bancorp                                                                671,747
         31,600     GreenPoint Financial Corp.                                                         588,550
         48,800     HCC Insurance Holdings, Inc.                                                       573,400
         40,800     HSB Group, Inc.                                                                  1,183,200
         25,435     Hudson United Bancorp                                                              573,877
         32,700     Metris Cos. Inc.                                                                 1,226,250
         54,000     North Fork Bancorp., Inc.                                                          874,125
         40,800     Oriental Financial Group Inc.                                                      693,600
         84,000     Pacific Century Financial Corp.                                                  1,727,250
         33,200     Queens County Bancorp Inc.                                                         674,375
         26,200     Radian Group Inc.                                                                1,334,562
         20,900     S1 Corp.*                                                                        1,135,131
         19,300     Silicon Valley Bancshares                                                        1,191,775
         18,300     Southwest Securities Group, Inc.                                                   752,587
         49,700     Sovereign Bancorp, Inc.                                                            341,687
         52,600     United Bankshares, Inc.                                                          1,147,337
--------------------------------------------------------------------------------------------------------------
                                                                                                    25,590,580
--------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 61

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                 Small Cap Fund


     SHARES                                    SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------
Health Care -- 13.4%
         10,300     Abgenix, Inc.*                                                                 $   922,494
         10,550     Affymetrix, Inc.*+                                                               1,424,909
         14,300     Alkermes, Inc.*+                                                                   761,475
         54,300     Bergen Brunswig Corp., Class A Shares                                              271,500
         68,100     CONMED Corp.*                                                                    1,779,113
         42,500     The Cooper Cos., Inc.                                                            1,429,062
        119,000     Covance Inc.*                                                                    1,093,313
         42,800     Cytyc Corp.*+                                                                    1,915,300
          6,300     Enzo Biochem, Inc.*                                                                255,150
         46,000     Enzon, Inc.*+                                                                    1,713,500
         33,100     Gilead Sciences, Inc.*                                                           1,793,606
         70,700     Hanger Orthopedic Group, Inc.*                                                     353,500
         31,760     Human Genome Sciences, Inc.*                                                     2,431,625
         42,800     IDEC Pharmaceuticals Corp.*+                                                     2,739,200
         17,500     ImClone Systems Inc.*                                                            1,592,500
         16,620     Incyte Pharmaceuticals, Inc.*                                                    1,279,740
         73,800     InfoCure Corp.*                                                                    673,425
         62,425     Jones Pharma Inc.+                                                               1,798,620
         38,260     King Pharmaceuticals, Inc.*+                                                     1,889,087
         94,600     Ligand Pharmaceuticals Inc., Class B Shares*                                     1,265,275
         52,250     Medicis Pharmaceuticals Corp., Class A Shares*                                   2,285,938
         42,600     MedQuist Inc.*                                                                   1,509,637
         65,800     Mentor Corp.                                                                     1,163,838
         45,400     Millennium Pharmaceuticals, Inc.*                                                3,603,625
         31,100     Ocular Sciences, Inc.*                                                             515,094
         66,300     Omnicare, Inc.                                                                   1,006,931
         67,800     Orthodontic Centers of America, Inc.*                                            1,436,513
         86,100     Pharmaceutical Product Development, Inc.*                                        1,447,556
         67,225     PSS World Medical, Inc.*                                                           577,715
         38,150     Res-Care, Inc.*+                                                                   417,266
        219,400     SICOR Inc.*+                                                                     2,481,963
         36,800     STERIS Corp.*                                                                      331,200
         43,600     Sunrise Assisted Living, Inc.*                                                     686,700
         52,100     Sybron International Corp.*                                                      1,621,613
         35,900     Transkaryotic Therapies, Inc.*+                                                  1,074,756
         15,200     Universal Health Services, Inc., Class B Shares*                                   832,200
--------------------------------------------------------------------------------------------------------------
                                                                                                    48,374,939
--------------------------------------------------------------------------------------------------------------
Materials & Processing -- 3.6%
        117,200     Airgas, Inc.*                                                                      688,550
         32,900     Centex Construction Products, Inc.                                               1,015,788
         29,100     CoStar Group Inc.*                                                                 697,945
         22,200     Cousins Properties, Inc.                                                           871,350
         23,700     Federal Realty Investment Trust                                                    503,625
         34,600     NL Industries, Inc.                                                                562,250
         23,400     NVR, Inc.*                                                                       1,456,650
         26,500     Reckson Associates Realty Corp.                                                    531,656
         19,700     The Rouse Co.                                                                      461,719



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
62                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                 Small Cap Fund


     SHARES                                    SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------
Materials & Processing -- 3.6% (continued)
         52,700     Spartech Corp.                                                                 $ 1,831,325
         63,950     Stillwater Mining Co.*                                                           1,790,600
         17,900     USG Corp.                                                                          747,325
         32,300     Vornado Realty Trust                                                             1,114,350
         62,700     Wausau-Mosinee Paper Corp.                                                         760,238
--------------------------------------------------------------------------------------------------------------
                                                                                                    13,033,371
--------------------------------------------------------------------------------------------------------------
Other Energy -- 1.5%
         47,600     Barrett Resources Corp.*                                                         1,511,300
         40,400     Basin Exploration, Inc.*                                                           565,600
         16,600     Devon Energy Corp.+                                                                799,913
         29,264     Ocean Energy Inc.*                                                                 378,603
         91,200     Plains Resources Inc.*                                                           1,293,900
         49,900     R&B Falcon Corp.*                                                                1,035,425
--------------------------------------------------------------------------------------------------------------
                                                                                                     5,584,741
--------------------------------------------------------------------------------------------------------------
Producer Durables -- 4.2%
         76,200     Astec Industries, Inc.*                                                          1,914,525
         24,800     C&D Technologies, Inc.                                                           1,598,050
         49,400     CommScope, Inc.*                                                                 2,346,500
         19,600     Jacobs Engineering Group Inc.*                                                     613,725
         45,300     Kellstrom Industries, Inc.*+                                                       183,323
         43,500     The Kroll-O'Gara Co.*                                                              334,406
         35,200     Lennar Corp.+                                                                      655,600
         41,800     The Manitowoc Co., Inc.                                                          1,387,238
         55,100     Mettler-Toledo International Inc.*                                               1,900,950
         19,000     Nordson Corp.                                                                      849,063
         40,400     PerkinElmer, Inc.                                                                2,211,900
        106,700     Waste Connections, Inc.*                                                         1,333,750
--------------------------------------------------------------------------------------------------------------
                                                                                                    15,329,030
--------------------------------------------------------------------------------------------------------------
Technology -- 42.5%
         33,500     ADTRAN, Inc.*                                                                    2,263,344
         70,300     Advanced Fibre Communications, Inc.*+                                            3,211,831
         43,400     Alpha Industries, Inc.                                                           2,256,800
         64,800     American Management Systems, Inc.*                                               2,397,600
        103,400     Amkor Technology, Inc.*+                                                         6,326,787
         16,300     ANADIGICS, Inc.*                                                                 1,226,575
         29,200     Ancor Communications, Inc.*                                                        881,475
         89,500     AnswerThink Consulting Group, Inc.*+                                             1,722,875
         54,900     Apex Inc.*                                                                       1,622,981
         49,400     AppliedTheory Corp.*                                                               543,400
         28,000     Aspect Development, Inc.*                                                        1,935,500
         45,300     Aspen Technology, Inc.*                                                          1,602,487
         80,300     AVT Corp.*                                                                         888,319
         51,200     BindView Development Corp.*                                                        412,800
         22,400     Black Box Corp.*                                                                 1,723,400
        120,100     BroadVision, Inc.*+                                                              5,276,894
         53,000     Burr-Brown Corp.*+                                                               3,610,625
         52,900     C-Cube Microsystems Inc.*                                                        3,398,825
         46,400     CACI International Inc., Class A Shares*                                         1,087,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 63

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                 Small Cap Fund


     SHARES                                    SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------
Technology -- 42.5% (continued)
         29,800     Carrier Access Corp.*+                                                         $ 1,300,025
         16,822     CIBER, Inc.*+                                                                      303,847
         22,100     Cognex Corp.*                                                                    1,256,938
         41,200     Cognizant Technology Solutions Corp.*                                            1,890,050
         73,000     Computer Network Technology Corp.*                                               1,177,125
         28,100     Concentric Network Corp.*                                                        1,222,350
         20,700     Credence Systems Corp.*                                                          2,954,925
         11,600     Cree, Inc.*+                                                                     1,687,800
         89,100     Cypress Semiconductor Corp.*                                                     4,627,631
         37,300     Dallas Semiconductor Corp.                                                       1,601,569
         46,300     Diamond Technology Partners Inc., Class A Shares*                                3,663,488
         49,600     Digital Microwave Corp.*                                                         1,832,100
         48,300     Dycom Industries, Inc.*                                                          2,511,600
         54,600     Electro Scientific Industries, Inc.*                                             3,443,212
         35,700     Emulex Corp.*                                                                    1,619,888
         59,700     Exchange Applications, Inc.*                                                       727,594
         18,193     Flextronics International Ltd.*                                                  1,278,058
         44,100     Getty Images, Inc.*+                                                             1,339,537
         15,200     Harmonic Inc.*+                                                                  1,121,950
         32,600     Helix Technology Corp.                                                           1,664,638
          3,600     hi/fn, inc.*                                                                       122,175
         21,945     Hyperion Solutions Corp.*                                                          665,551
         47,000     iGATE Capital Corp.*                                                             1,410,000
         45,300     In Focus Systems, Inc.*                                                          1,356,169
        176,100     Informix Corp.*                                                                  1,937,100
         31,400     InterDigital Communications Corp.*                                                 649,588
         50,800     Inter-Tel, Inc., Class A Shares                                                  1,028,700
         77,400     InterVoice-Brite, Inc.*                                                          1,233,562
        264,500     Iomega Corp.*                                                                      942,281
         32,100     ISS Group, Inc.*                                                                 2,903,044
         32,500     Juno Online Services, Inc.*+                                                       322,969
         95,500     Lam Research Corp.*+                                                             4,381,062
         27,700     Lattice Semiconductor Corp.*+                                                    1,866,287
         32,100     MasTec, Inc.*                                                                    2,772,637
        125,600     Mentor Graphics Corp.*                                                           1,648,500
         64,400     Mercury Interactive Corp.*                                                       5,796,000
         17,600     Micrel, Inc.*                                                                    1,522,400
         12,900     Micromuse Inc.*                                                                  1,265,812
         51,000     MicroStrategy Inc.*+                                                             1,319,625
         60,100     National Computer Systems, Inc.                                                  3,091,394
         25,400     Open Market, Inc.*                                                                 261,937
         31,600     Peregrine Systems, Inc.*                                                           760,375
         41,400     Policy Management Systems Corp.*                                                   548,550
         28,400     Polycom, Inc.*                                                                   2,247,150
          8,900     Powerwave Technologies, Inc.*                                                    1,851,756
         53,500     RadiSys Corp.*                                                                   2,213,562
         40,000     Rare Medium Group, Inc.*                                                           822,500
         55,700     RWD Technologies, Inc.*                                                            445,600
         34,800     Sanchez Computer Associates, Inc.*+                                                674,250



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
64                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                 April 30, 2000
--------------------------------------------------------------------------------
                                 Small Cap Fund


     SHARES                                    SECURITY                                           VALUE
--------------------------------------------------------------------------------------------------------------
Technology -- 42.5% (continued)
         30,100     SanDisk Corp.*                                                                 $ 2,757,913
         40,400     Sawtek Inc.*                                                                     1,931,625
         21,000     SCM Microsystems, Inc.*+                                                         1,661,625
         68,000     Sensormatic Electronics Corp.*                                                   1,134,750
         52,900     SpeedFam-IPEC, Inc.*                                                               836,481
          9,000     Terayon Communication Systems, Inc.*                                               837,000
         37,000     TranSwitch Corp.*                                                                3,258,313
         36,800     TriQuint Semiconductor, Inc.*                                                    3,783,500
         32,300     Varian Semiconductor Equipment Associates, Inc.*                                 2,172,175
         44,400     VerticalNet, Inc.*+                                                              2,397,600
         25,600     Visual Networks, Inc.*                                                             998,400
         68,000     Wind River Systems, Inc.*+                                                       2,902,750
         12,200     WorldGate Communications, Inc.*+                                                   287,462
         30,900     Xircom, Inc.*                                                                    1,218,619
         33,800     Zebra Technologies Corp.*                                                        1,926,600
--------------------------------------------------------------------------------------------------------------
                                                                                                   153,779,692
--------------------------------------------------------------------------------------------------------------
Utilities -- 3.1%
        204,800     e.spire Communications, Inc.*                                                    1,036,800
         58,300     Intermedia Communications Inc.*                                                  2,375,725
         53,900     ITC DeltaCom, Inc.*                                                              1,771,962
         26,700     Leap Wireless International, Inc.*                                               1,371,712
         47,000     MGC Communications, Inc.*                                                        2,303,000
         35,700     Pinnacle Holdings Inc.*                                                          2,005,894
         20,500     US LEC Corp., Class A Shares*                                                      535,563
--------------------------------------------------------------------------------------------------------------
                                                                                                    11,400,656
--------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCK
                    (Cost -- $327,830,698)                                                         334,460,672
--------------------------------------------------------------------------------------------------------------

      FACE
     AMOUNT                                          SECURITY                                          VALUE
--------------------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.5%
$     1,920,000     U.S. Treasury Bills, due 6/15/00 (Cost -- $1,905,787)                            1,905,787
--------------------------------------------------------------------------------------------------------------
                    SUB-TOTAL INVESTMENTS
                    (Cost -- $329,736,485)                                                         336,366,459
--------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.1%
     25,627,000     Chase Securities Inc., 5.550% dated 4/28/00, due 5/1/00;
                      Proceeds at maturity -- $25,638,850; (Fully collateralized by U.S. Treasury Notes, 4.750% due 11/15/08;
                      Market value -- $26,141,550) (Cost -- $25,627,000)                            25,627,000
--------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $355,363,485**)                                                      $361,993,459
--------------------------------------------------------------------------------------------------------------

*    Non-income producing security.
+    All or a portion of this security is on loan (See Note 12).
**   Aggregate cost for Federal income tax purposes is substantially the same.




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 65

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA --Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
      Capacity to pay interest and repay principal is extremely strong.

AA --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A   --Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB --Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  --Bonds rated "Aa" are judged to be of high quality by all standards.
      Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A   --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


--------------------------------------------------------------------------------
66                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------
Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major rating categories.

AAA    --Bonds rated AAAby Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

AA     --Bonds and preferred stock considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds and preferred stock rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+ '.

A      --Bonds and preferred stock considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt or preferred securities with higher ratings.

BBB    --Bonds rated BBBby Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic condition and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB     --Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or
         Fitch.

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issued determined to possess overwhelming safety characteristics are denoted with a (+) sign.

VMIG 1 --Moody's highest rating for issues having demand feature -- VRDO.



--------------------------------------------------------------------------------
The Concert Investment Series                                                 67

--------------------------------------------------------------------------------
Security Description (unaudited)
--------------------------------------------------------------------------------

ABAG    --Association of Bay Area Governments

AIG     --American International Guaranty

AMBAC   --AMBAC Indemnity Corporation

BIG     --Bond Investors Guaranty

CGIC    --Capital Guaranty Insurance Company

CONNIE
LEE     --College Construction Loan Insurance Association

COP     --Certificate of Participation

EDA     --Economic Development Authority

FLairs  --Floating Adjustable Interest Rate Securities

FGIC    --Financial Guaranty Insurance Company

FHA     --Federal Housing Administration

FHLMC   --Federal Home Loan Mortgage Corporation

FMHA    --Farmer's Home Administration

FNMA    --Federal National Mortgage Association

FSA     --Financial Security Assurance

GIC     --Guaranteed Investment Contract

GNMA    --Government National Mortgage Association

GO      --General Obligation

HFA     --Housing Finance Authority

IDA     --Industrial Development Authority

IDB     --Industrial Development Board

IDR     --Industrial Development Revenue

ISD     --Independent School District

Inflos  --Inverse Floaters

LOC     --Letter of Credit

MBIA    --Municipal Bond Investors Assurance Corporation

MVRICS  --Municipal Variable Rate Inverse Coupon Security

PCFA    --Pollution Control Financing Authority

PCR     --Pollution Control Revenue

PSFG    --Permanent School Fund Guaranty

RIBS    --Residual Interest Bonds

RITES   --Residual Interest Tax-Exempt Securities

VA      --Veterans Administration

VRDN    --Variable Rate Demand Note

VRWE    --Variable Rate Wednesday Demand



--------------------------------------------------------------------------------
68                                       2000 Semi-Annual Report to Shareholders

                      (This page intentionally left blank.)






--------------------------------------------------------------------------------
The Concert Investment Series                                                 69

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)
--------------------------------------------------------------------------------


                                                                        Government               Growth              Growth and
                                                                           Fund                   Fund               Income Fund
====================================================================================================================================
ASSETS:
     Investments, at cost                                                $169,455,039         $3,520,138,191         $1,199,217,979
     Repurchase agreements, at cost                                                --             81,615,000                     --
====================================================================================================================================
     Investments, at value                                               $169,272,131         $5,829,668,982         $1,534,833,343
     Repurchase agreements, at value                                               --             81,615,000                     --
     Cash                                                                      75,180                    768                618,620
     Collateral for securities on loan (Note 12)                                   --                     --            143,798,677
     Receivable for securities sold                                                --              1,054,962                     --
     Receivable for Fund shares sold                                            6,182                467,149                147,931
     Dividends and interest receivable                                        830,220              6,673,763              1,240,001
     Receivable from broker - variation margin                                     --                     --                     --
     Receivable from manager                                                       --                     --                     --
     Deferred organization costs                                                   --                     --                     --
     Other assets                                                              83,359                693,940                144,471
------------------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                         170,267,072          5,920,174,564          1,680,783,043
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
     Dividends payable                                                        867,336                     --                     --
     Investment advisory fees payable                                          99,807              2,481,027                773,116
     Trustees retirement plan                                                  88,194              1,219,738                317,870
     Distribution fees payable                                                 24,081                698,376                334,330
     Payable for Fund shares purchased                                            200                  2,535                  2,171
     Payable for securities purchased                                              --              4,051,825                     --
     Payable for securities on loan (Note 12)                                      --                     --            143,798,677
     Payable for open forward foreign
       currency contracts (Note 9)                                                 --                     --                     --
     Payable to bank                                                               --                     --                     --
     Accrued expenses                                                         251,866              1,420,527              1,126,635
------------------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                      1,331,484              9,874,028            146,352,799
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                         $168,935,588         $5,910,300,536         $1,534,430,244
====================================================================================================================================
NET ASSETS:
     Par value of shares of beneficial interest                            $  176,700           $  2,209,361              $ 804,116
     Capital paid in excess of par value                                  217,072,459          3,186,992,018          1,153,047,978
     Undistributed (overdistributed) net
       investment income                                                      626,760                399,556                124,292
     Accumulated net investment loss                                               --                     --                     --
     Accumulated net realized gain (loss)
       on security transactions and futures contracts                     (48,757,423)           411,168,810             44,838,494
     Net unrealized appreciation (depreciation) of
       investments, futures contracts and foreign currencies                 (182,908)         2,309,530,791            335,615,364
------------------------------------------------------------------------------------------------------------------------------------
Total Net Assets                                                         $168,935,588         $5,910,300,536         $1,534,430,244
====================================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
70                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                                                  April 30, 2000
--------------------------------------------------------------------------------


               International                            Mid Cap                         Municipal                      Small Cap
                Equity Fund                              Fund                           Bond Fund                        Fund
====================================================================================================================================

                  $130,627,334                         $44,106,810                     $109,439,546                    $329,736,485
                    17,976,000                           9,502,000                               --                      25,627,000
====================================================================================================================================
                  $189,865,767                         $53,896,199                     $108,558,732                    $336,366,459
                    17,976,000                           9,502,000                               --                      25,627,000
                        61,201                                 350                               --                             902
                            --                                  --                               --                      43,848,459
                            --                                  --                           25,000                              --
                       704,188                             139,476                           50,000                         117,631
                       159,291                              21,000                        1,808,758                          37,756
                            --                              60,500                               --                         358,875
                            --                             114,586                               --                              --
                         6,981                                  --                               --                           5,552
                            --                                  --                           16,339                              --
------------------------------------------------------------------------------------------------------------------------------------
                   208,773,428                          63,734,111                      110,458,829                     406,362,634
------------------------------------------------------------------------------------------------------------------------------------

                            --                                  --                          456,694                              --
                       155,672                              54,596                           50,749                         180,855
                            --                                  --                               --                          16,611
                       176,153                              47,409                           16,335                         230,591
                         5,961                               1,053                               --                              --
                     2,042,194                                  --                        5,140,469                              --
                            --                                  --                               --                      43,848,459
                        49,861                                  --                               --                              --
                            --                                  --                           27,736                              --
                        57,301                              44,001                          179,635                         276,511
------------------------------------------------------------------------------------------------------------------------------------
                     2,487,142                             147,059                        5,871,618                      44,553,027
------------------------------------------------------------------------------------------------------------------------------------
                  $206,286,286                         $63,587,052                     $104,587,211                    $361,809,607
====================================================================================================================================

                     $  44,885                           $  40,982                        $  81,250                      $  160,272
                   139,215,676                          52,831,416                      106,957,869                     314,954,350
                            --                                  --                          (49,073)                             --
                    (1,253,386)                           (107,887)                              --                      (1,710,418)
                     9,049,341                           1,075,217                       (1,522,021)                     42,160,540
                    59,229,770                           9,747,324                         (880,814)                      6,244,863
------------------------------------------------------------------------------------------------------------------------------------
                  $206,286,286                         $63,587,052                     $104,587,211                    $361,809,607
====================================================================================================================================




                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 71

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited) (continued)
--------------------------------------------------------------------------------


                                                                         Government               Growth              Growth and
                                                                            Fund                   Fund               Income Fund
====================================================================================================================================
Shares Outstanding:
     Class 1                                                               14,058,758           185,135,242              57,251,229
     -------------------------------------------------------------------------------------------------------------------------------
     Class A                                                                2,098,195            17,295,652              10,847,808
     -------------------------------------------------------------------------------------------------------------------------------
     Class B                                                                1,513,046            18,505,196              12,312,538
     -------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:
     Class 1 (and redemption price)                                             $9.56                $26.80                  $19.13
     -------------------------------------------------------------------------------------------------------------------------------
     Class A (and redemption price)                                             $9.54                $26.73                  $19.12
     -------------------------------------------------------------------------------------------------------------------------------
     Class B *                                                                  $9.56                $26.24                  $18.85
     -------------------------------------------------------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
Class 1:
     (net asset value plus 9.29% of net asset value per share)                    --                 $29.29                  $20.91
     -------------------------------------------------------------------------------------------------------------------------------
     (net asset value plus 7.24% of net asset value per share)                 $10.25                    --                      --
     -------------------------------------------------------------------------------------------------------------------------------
     (net asset value plus 4.99% of net asset value per share)                     --                    --                      --
     -------------------------------------------------------------------------------------------------------------------------------

Class A:
     (net asset value plus 5.26% of net asset value per share)                     --                $28.14                  $20.13
     -------------------------------------------------------------------------------------------------------------------------------
     (net asset value plus 4.71% of net asset value per share)                  $9.99                    --                      --
     ===============================================================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC for Growth, Growth and Income, International Equity, Mid Cap and Small Cap Funds, and by a 4.50% CDSC for Government and Municipal Bond Funds if shares are redeemed within one year from purchase (See Note 2).



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
72                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                                                  April 30, 2000
--------------------------------------------------------------------------------

                 International                         Mid Cap                            Municipal                      Small Cap
                  Equity Fund                           Fund                              Bond Fund                        Fund
====================================================================================================================================
                       192,933                          136,859                           5,167,595                         546,232
------------------------------------------------------------------------------------------------------------------------------------
                     1,793,048                        1,461,684                           2,444,453                       7,632,848
------------------------------------------------------------------------------------------------------------------------------------
                     2,502,541                        2,499,686                             512,986                       7,848,100
------------------------------------------------------------------------------------------------------------------------------------

                        $47.48                           $15.63                              $12.87                          $23.49
------------------------------------------------------------------------------------------------------------------------------------
                        $46.92                           $15.59                              $12.87                          $23.14
------------------------------------------------------------------------------------------------------------------------------------
                        $45.15                           $15.47                              $12.86                          $21.96
------------------------------------------------------------------------------------------------------------------------------------

                        $51.89                           $17.08                                  --                           $25.67
------------------------------------------------------------------------------------------------------------------------------------
                            --                               --                                  --                               --
------------------------------------------------------------------------------------------------------------------------------------
                            --                               --                              $13.51                               --
------------------------------------------------------------------------------------------------------------------------------------

                        $49.39                           $16.41                                  --                           $24.36
------------------------------------------------------------------------------------------------------------------------------------
                            --                               --                              $13.48                               --
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 73

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------

                                                                          Government             Growth              Growth and
                                                                             Fund                 Fund               Income Fund
====================================================================================================================================
INVESTMENT INCOME:
     Interest                                                              $ 6,578,714          $  7,235,160           $ 10,000,302
     Dividends                                                                      --            17,870,848                146,990
     Less: Foreign withholding tax                                                  --               (86,683)                (4,848)
------------------------------------------------------------------------------------------------------------------------------------
     Total Investment Income                                                 6,578,714            25,019,325             10,142,444
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
     Investment advisory fees (Note 2)                                         554,600            15,204,145              4,842,647
     Distribution fees (Note 2)                                                106,736             2,623,419              1,348,128
     Shareholder and system servicing fees                                     105,417             4,592,801              1,265,998
     Registration fees                                                          29,589               132,235                 66,568
     Shareholder communications                                                 24,137               609,039                174,041
     Audit and legal                                                            16,840                28,095                 20,399
     Trustees' fees                                                              7,957               154,078                 71,589
     Custody                                                                     5,312                94,817                 32,181
     Amortization of deferred organization costs                                    --                    --                     --
     Other                                                                       6,929                21,384                 10,029
------------------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                            857,517            23,460,013              7,831,580
     Less: Expense reimbursement (Note 2)                                           --                    --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                              857,517            23,460,013              7,831,580
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                 5,721,197             1,559,312              2,310,864
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND
FOREIGN CURRENCIES (NOTES 4, 7 AND 9):
     Realized Gain (Loss) From:
       Security transactions                                                (6,112,772)          414,522,083             46,886,924
       Futures contracts                                                      (723,664)                  --                      --
       Foreign currency transactions                                                --                   --                      --
------------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss)                                               (6,836,436)          414,522,083             46,886,924
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation) of
     Investments, Futures Contracts and Foreign Currencies:
       Beginning of period                                                  (2,834,702)        1,837,473,261            300,813,424
       End of period                                                          (182,908)        2,309,530,791            335,615,364
------------------------------------------------------------------------------------------------------------------------------------
     Change in Net Unrealized Appreciation (Depreciation)                    2,651,794           472,057,530             34,801,940
------------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments, Futures Contracts
  and Foreign Currencies                                                    (4,184,642)          886,579,613             81,688,864
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations                                      $1,536,555         $ 888,138,925           $ 83,999,728
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
74                                       2000 Semi-Annual Report to Shareholder

--------------------------------------------------------------------------------
                                         For the Six Months Ended April 30, 2000
--------------------------------------------------------------------------------

                International                            Mid Cap                         Municipal                     Small Cap
                 Equity Fund                              Fund                           Bond Fund                       Fund
====================================================================================================================================
                     $ 184,506                           $ 218,454                       $3,330,557                      $  894,580
                       243,046                              91,541                               --                         528,612
                       (28,485)                                 --                               --                          (2,070)
------------------------------------------------------------------------------------------------------------------------------------
                       399,067                             309,995                        3,330,557                       1,421,122
------------------------------------------------------------------------------------------------------------------------------------
                       805,717                             160,420                          331,573                       1,140,280
                       513,645                             150,516                           78,609                       1,043,059
                       140,286                              76,234                          111,180                         766,195
                        49,844                              99,745                           32,543                          52,138
                        27,511                               3,743                           14,263                          76,513
                        23,957                               9,400                           18,149                          20,343
                         7,406                               1,000                            7,891                          11,820
                        25,257                              12,600                            3,482                           7,804
                         2,084                                  --                               --                           2,084
                         2,296                               3,800                           15,500                           5,353
------------------------------------------------------------------------------------------------------------------------------------
                     1,598,003                             517,458                          613,190                       3,125,589
                            --                             (99,576)                              --                              --
------------------------------------------------------------------------------------------------------------------------------------
                     1,598,003                             417,882                          613,190                       3,125,589
------------------------------------------------------------------------------------------------------------------------------------
                    (1,198,936)                           (107,887)                       2,717,367                      (1,704,467)
------------------------------------------------------------------------------------------------------------------------------------

                     9,051,210                           1,194,708                         (998,010)                     43,389,890
                            --                             794,429                               --                      (1,039,396)
                       (54,450)                                 --                               --                              --
------------------------------------------------------------------------------------------------------------------------------------
                     8,996,760                           1,989,137                         (998,010)                     42,350,494
------------------------------------------------------------------------------------------------------------------------------------

                    35,969,950                           1,632,967                       (1,820,240)                       (489,794)
                    59,229,770                           9,747,324                         (880,814)                      6,244,863
------------------------------------------------------------------------------------------------------------------------------------
                    23,259,820                           8,114,357                          939,426                       6,734,657
------------------------------------------------------------------------------------------------------------------------------------

                    32,256,580                          10,103,494                          (58,584)                     49,085,151
------------------------------------------------------------------------------------------------------------------------------------
                   $31,057,644                         $ 9,995,607                       $2,658,783                     $47,380,684
====================================================================================================================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 75

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

                                                                         Government              Growth              Growth and
                                                                            Fund                  Fund               Income Fund
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                          $ 5,721,197           $ 1,559,312            $ 2,310,864
     Net realized gain (loss)                                               (6,836,436)          414,522,083             46,886,924
     Change in net unrealized appreciation (depreciation)                    2,651,794           472,057,530             34,801,940
------------------------------------------------------------------------------------------------------------------------------------
     Increase in Net Assets From Operations                                  1,536,555           888,138,925             83,999,728
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
     Net investment income                                                  (5,061,048)          (12,813,849)            (2,128,273)
     Net realized gains                                                             --          (334,392,189)          (241,899,488)
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                        (5,061,048)         (347,206,038)          (244,027,761)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
     Net proceeds from sale of shares                                       11,440,814           296,090,798            101,676,855
     Net asset value of shares issued for
       reinvestment of dividends                                             4,132,643           346,911,626            243,819,859
     Cost of shares reacquired                                             (43,016,952)         (449,442,179)          (161,731,277)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Fund Share Transactions                                             (27,443,495)          193,560,245            183,765,437
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (30,967,988)          734,493,132             23,737,404
NET ASSETS:
     Beginning of period                                                   199,903,576         5,175,807,404          1,510,692,840
------------------------------------------------------------------------------------------------------------------------------------
     End of period*                                                       $168,935,588        $5,910,300,536         $1,534,430,244
====================================================================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                                                $626,760              $399,556               $124,292
------------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                      --                    --                     --
====================================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
2000 Semi-Annual Report to Shareholders                                       76

--------------------------------------------------------------------------------
                                         For the Six Months Ended April 30, 2000
--------------------------------------------------------------------------------

               International                             Mid Cap                        Municipal                      Small Cap
                Equity Fund                               Fund                          Bond Fund                        Fund
====================================================================================================================================
                  $ (1,198,936)                        $  (107,887)                     $ 2,717,367                   $  (1,704,467)
                     8,996,760                           1,989,137                         (998,010)                     42,350,494
                    23,259,820                           8,114,357                          939,426                       6,734,657
------------------------------------------------------------------------------------------------------------------------------------
                    31,057,644                           9,995,607                        2,658,783                      47,380,684
------------------------------------------------------------------------------------------------------------------------------------

                            --                                  --                       (2,882,303)                             --
                    (2,095,115)                                 --                               --                     (75,211,225)
------------------------------------------------------------------------------------------------------------------------------------

                    (2,095,115)                                 --                       (2,882,303)                    (75,211,225)
------------------------------------------------------------------------------------------------------------------------------------

                   108,241,575                          29,469,379                        9,390,503                      72,975,985
                     2,046,141                                  --                        2,303,244                      74,955,816
                   (15,719,877)                         (3,767,976)                     (24,005,696)                    (34,211,796)
------------------------------------------------------------------------------------------------------------------------------------
                    94,567,839                          25,701,403                      (12,311,949)                    113,720,005
------------------------------------------------------------------------------------------------------------------------------------
                   123,530,368                          35,697,010                     `(12,535,469)                     85,889,464
                    82,755,918                          27,890,042                      117,122,680                     275,920,143
------------------------------------------------------------------------------------------------------------------------------------
                  $206,286,286                         $63,587,052                     $104,587,211                    $361,809,607
====================================================================================================================================

                            --                                  --                         $(49,073)                             --
------------------------------------------------------------------------------------------------------------------------------------
                   $(1,253,386)                          $(107,887)                              --                     $(1,710,418)
====================================================================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series                                                 77

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                         Government              Growth              Growth and
                                                                            Fund                  Fund               Income Fund
====================================================================================================================================
OPERATIONS:
     Net investment income (loss)                                         $ 11,484,654          $ 13,091,502           $  4,140,150
     Net realized gain (loss)                                              (14,929,868)          349,982,436            242,433,122
     Change in net unrealized appreciation (depreciation)                   (4,187,618)        1,037,236,660             17,881,827
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From Operations                      (7,632,832)        1,400,310,598            264,455,099
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
     Net investment income                                                 (11,568,080)          (20,153,502)            (4,140,150)
     Net realized gains                                                             --          (371,663,728)           (56,051,830)
     Capital                                                                (1,061,348)                   --                     --
------------------------------------------------------------------------------------------------------------------------------------
     Decrease in Net Assets From
       Distributions to Shareholders                                       (12,629,428)         (391,817,230)           (60,191,980)
------------------------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 16):
     Net proceeds from sale of shares                                       42,064,731           501,492,120            200,988,247
     Net asset value of shares issued for
       reinvestment of dividends                                            12,536,444           391,817,230             60,191,853
     Cost of shares reacquired                                             (75,932,582)         (744,554,174)          (294,359,957)
------------------------------------------------------------------------------------------------------------------------------------
     Increase (Decrease) in Net Assets From
       Fund Share Transactions                                             (21,331,407)          148,755,176            (33,179,857)
------------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                          (41,593,667)        1,157,248,544            171,083,262
NET ASSETS:
     Beginning of year                                                     241,497,243         4,018,558,860          1,339,609,578
------------------------------------------------------------------------------------------------------------------------------------
     End of year*                                                         $199,903,576        $5,175,807,404         $1,510,692,840
====================================================================================================================================
* Includes undistributed (overdistributed)
     net investment income of:                                                $(33,389)          $11,654,093               $(58,299)

------------------------------------------------------------------------------------------------------------------------------------
* Includes accumulated net investment loss of:                                      --                    --                     --
====================================================================================================================================

(a) For the period from March 15, 1999 (commencement of operations) to October 31, 1999.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
78                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                                             For the Year Ended October 31, 1999
--------------------------------------------------------------------------------

               International                             Mid Cap                        Municipal                      Small Cap
                Equity Fund                                Fund(a)                      Bond Fund                        Fund
====================================================================================================================================
                  $ (1,038,506)                         $  (35,600)                     $ 5,605,684                   $  (3,056,105)
                     3,033,442                            (913,920)                        (524,011)                     78,109,456
                    28,875,283                           1,632,967                      (10,787,407)                     (7,787,875)
------------------------------------------------------------------------------------------------------------------------------------
                    30,870,219                             683,447                       (5,705,734)                     67,265,476
------------------------------------------------------------------------------------------------------------------------------------

                            --                                  --                       (5,901,230)                             --
                            --                                  --                       (1,847,449)                    (16,075,519)
                            --                                  --                               --                              --
------------------------------------------------------------------------------------------------------------------------------------

                            --                                  --                       (7,748,679)                    (16,075,519)
------------------------------------------------------------------------------------------------------------------------------------

                    23,412,892                          30,835,135                       44,847,336                      66,351,027
                            --                                  --                        7,611,910                      16,075,519
                   (10,825,712)                         (3,628,540)                     (37,315,339)                    (64,159,733)
------------------------------------------------------------------------------------------------------------------------------------

                    12,587,180                          27,206,595                       15,143,907                      18,266,813
------------------------------------------------------------------------------------------------------------------------------------
                    43,457,399                          27,890,042                        1,689,494                      69,456,770
                    39,298,519                                  --                      115,433,186                     206,463,373
------------------------------------------------------------------------------------------------------------------------------------
                   $82,755,918                         $27,890,042                     $117,122,680                    $275,920,143
====================================================================================================================================

                            --                                  --                         $115,863                              --
------------------------------------------------------------------------------------------------------------------------------------
                            --                                  --                               --                         $(5,951)
====================================================================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 79

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
1.   Significant Accounting Policies

The Government, Growth, Growth and Income, International Equity, Mid Cap, Municipal Bond and Small Cap, formerly known as Emerging Growth, Funds ("Funds") are separate investment funds of the Concert Investment Series ("Series"). The Series, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these portfolios and five other separate investment portfolios: Select Growth, Select Mid Cap, Select Growth and Income, Select Small Cap, formerly known as Select Emerging Growth and Select Government Portfolios. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Series are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; for the Municipal Bond Fund securities are valued at the mean between the bid and ask prices provided by an independent pricing service which is based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income is recorded on the accrual basis; for the Municipal Bond Fund interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon disposition of the security; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Funds determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Funds on the ex-dividend date; (i) the accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax


--------------------------------------------------------------------------------
80                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the capital accounts of the Government, Growth, International Equity, Mid Cap, Municipal Bond and Small Cap Funds to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, a portion of undistributed (overdistributed) net investment income amounting to $(349,683), $(35,600) and $168,628 was reclassified to paid-in-capital for the International Equity, Mid Cap and Small Cap Funds, respectively. Net investment income, net realized gains and net assets were not affected by this change; (l) each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, for the International Equity and Small Cap Funds, organization costs have been deferred and are currently being amortized on a straight-line basis over a five-year period.

Also, certain Funds may enter into forward foreign exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which in turn is a subsidiary of Citigroup Inc. ("Citigroup") acts as the investment adviser to the Series. Under each respective investment management agreement, the Funds pay an investment advisory fee calculated at an annual rate of their respective average daily net assets as follows:

      Growth, Growth and Income
            and Small Cap                                    Government                                    Municipal Bond
 ---------------------------------                ----------------------------------            ----------------------------------
 Average Daily              Annual                Average Daily              Annual              Average Daily             Annual
   Net Assets                Rate                  Net Assets                 Rate                Net Assets                Rate
====================================================================================================================================
First $1 billion                0.65%            First $1 billion                0.60%          First $1 billion               0.60%
------------------------------------------------------------------------------------------------------------------------------------
Next $1 billion                 0.60             Next $1 billion                 0.55           Next $1 billion                0.55
------------------------------------------------------------------------------------------------------------------------------------
Next $1 billion                 0.55             Next $1 billion                 0.50           Next $1 billion                0.50
------------------------------------------------------------------------------------------------------------------------------------
Next $1 billion                 0.50             Next $1 billion                 0.45           Over $3 billion                0.45
------------------------------------------------------------------------------------------------------------------------------------
Over $4 billion                 0.45             Next $1 billion                 0.40
------------------------------------------------------------------------------------------------------------------------------------
                                                 Over $5 billion                 0.35
====================================================================================================================================

The International Equity Fund pays SSBC an investment advisory fee calculated at an annual rate of 1.00% of its average daily net assets and the Mid Cap Fund pays SSBC an investment advisory fee calculated at an annual rate of 0.75% of its average daily net assets. These fees are calculated daily and paid monthly. For the six months ended April30, 2000, SSBC reimbursed expenses pursuant to a voluntary expense limitation agreement for the Mid Cap Fund amounting to $99,576.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Funds' transfer agent. CFTC receives account fees and asset-based fees that vary according to the account size and type of account. During the six months ended April 30, 2000, the Funds paid transfer agent fees of $69,107 to CFTC.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 81

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
CFBDS, Inc. ("CFBDS") acts as the Funds' distributor. For the six months ended April 30, 2000, Salomon Smith Barney Inc. ("SSB") and its affiliates received brokerage commissions of approximately $72,718.

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares for the Growth, Growth and Income, International Equity, Mid Cap and Small Cap Funds, which applies if redemption occurs within one year of purchase and declines by 1.00% per year until no CDSC is incurred. There is a 4.50% CDSC on Class B shares for the Government and Municipal Bond Funds, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred.

SSB and CFBDS received sales charges of approximately $6,038,139 and $6,374,287, on sales of the Funds' Class 1 and A shares for the six months ended April 30, 2000. For the six months ended April 30, 2000, CDSCs paid to CFBDS for Class B shares were approximately:

                                                         Growth        International                       Municipal       Small
                      Government         Growth        and Income         Equity            Mid Cap          Bond            Cap
====================================================================================================================================
CDSCs                   $47,891         $573,625        $371,825          $41,507           $25,863         $34,964       $220,958
====================================================================================================================================


Pursuant to two Distribution Plans, the Funds pay a service fee with respect to its Class A and B shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Funds also pay a distribution fee with respect to Class B shares calculated at the annual rate of 0.75% of the average daily net assets of the class. For the six months ended April 30, 2000, total Distribution Plan fees incurred were:

Distribution Plan Fees                                 Class A          Class B
================================================================================
Government Fund                                        $ 27,155         $ 79,581
--------------------------------------------------------------------------------
Growth Fund                                             506,994        2,116,425
--------------------------------------------------------------------------------
Growth and Income Fund                                  243,106        1,105,022
--------------------------------------------------------------------------------
International Equity Fund                                86,271          427,374
--------------------------------------------------------------------------------
Mid Cap Fund                                             19,239          131,277
--------------------------------------------------------------------------------
Municipal Bond Fund                                      40,622           37,987
--------------------------------------------------------------------------------
Small Cap Fund                                          217,557          825,502
================================================================================

All officers and one Trustee of the Series are employees of SSB.

The Trustees of the Series instituted a Retirement Plan ("Plan"), effective April 1, 1996. The Plan is not funded, and obligations under the Plan will be paid solely out of the Series' assets. The Series will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a proportionally reduced benefit. Under the Plan, for those Trustees retiring with the effectiveness of the Plan, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.



--------------------------------------------------------------------------------
82                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
3. Exempt-Interest Dividends

The Municipal Bond Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Municipal Bond Fund.


4. Investments

During the six months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                   Purchases           Sales
================================================================================
Government Fund                                   $ 204,985,297    $ 239,094,868
--------------------------------------------------------------------------------
Growth Fund                                       1,121,985,838    1,174,834,467
--------------------------------------------------------------------------------
Growth and Income Fund                              119,448,505      172,077,526
--------------------------------------------------------------------------------
International Equity Fund                            99,933,467       23,213,560
--------------------------------------------------------------------------------
Mid Cap Fund                                         37,993,503       16,586,502
--------------------------------------------------------------------------------
Municipal Bond Fund                                  10,299,512       20,993,477
--------------------------------------------------------------------------------
Small Cap Fund                                      183,274,658      162,194,720
================================================================================

At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                                                                Appreciation
                                                   Appreciation                   Depreciation                  (Depreciation)
=============================================================================================================================
Government Fund                                       $  688,046                  $   (870,954)                    $ (182,908)
-----------------------------------------------------------------------------------------------------------------------------
Growth Fund                                        2,485,376,141                  (175,845,350)                 2,309,530,791
-----------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                               432,327,539                   (96,712,175)                   335,615,364
-----------------------------------------------------------------------------------------------------------------------------
International Equity Fund                             74,975,472                   (15,737,039)                    59,238,433
-----------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                          11,217,535                    (1,428,146)                     9,789,389
-----------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                    2,626,668                    (3,507,482)                      (880,814)
-----------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                        66,756,652                   (60,126,678)                     6,629,974
=============================================================================================================================

5.   Repurchase Agreements

The Funds purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Funds require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.



--------------------------------------------------------------------------------
The Concert Investment Series                                                 83

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
6.   Reverse Repurchase Agreement

The Government, International Equity and Mid Cap Funds may enter into reverse repurchase agreement transactions for leveraging purposes.

A reverse repurchase agreement involves a sale by a Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to reverse repurchase agreements.

During the six months ended April 30, 2000, the Funds did not enter into any reverse repurchase agreements.


7.   Futures Contracts

The Funds may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2000, the Mid Cap and Small Cap Funds had the following open futures contracts:

Mid Cap Fund
                                               # of                                Basis            Market         Unrealized
Purchased Contracts                          Contracts        Expiration           Value             Value            Loss
=============================================================================================================================
MidCap 400 Index                                22               6/00           $5,352,315        $5,310,250        $(42,065)
=============================================================================================================================

Small Cap Fund
                                               # of                                Basis            Market         Unrealized
Purchased Contracts                          Contracts        Expiration           Value             Value            Loss
=============================================================================================================================
Russell 2000 Index                              87               6/00           $22,526,611       $22,141,500      $(385,111)
=============================================================================================================================

8.   Option Contracts

The Government, Growth, Growth and Income, International Equity, Mid Cap and Small Cap Funds may from time to time enter into option contracts.

Upon the purchase of a put option or a call option by the Fund, the premium paid is recorded as an investment, the value of which is marked to market daily. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss


--------------------------------------------------------------------------------
84                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

As of April 30, 2000, the Funds held no purchased call or put options.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended April 30, 2000, the Funds did not write any covered call or put options.


9.   Forward Foreign Currency Contracts

The InternationalEquity Fund has the ability to enter into forward foreign currency contracts.

At April 30, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The net unrealized loss on the contracts reflected in the accompanying financial statements is as follows:

International Equity Fund
                                                         Local                 Market             Settlement            Unrealized
Foreign Currency                                       Currency                 Value                Date                  Loss
====================================================================================================================================
To Buy:
British Pound                                             308,233             $ 482,331              5/2/00              $ (5,293)
Euro                                                   17,116,964             1,563,567             5/31/00               (44,568)
----------------------------------------------------------------------------------------------------------------------------------
Total Net Unrealized Loss on Forward
  Foreign Currency Contracts                                                                                             $(49,861)
====================================================================================================================================



10.  Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 85

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
11.  Short Sales of Securities

The Growth, Growth and Income, International Equity, Mid Cap and Small Cap Funds may from time to time make short sales of securities they own or have the right to acquire through conversion or exchange of other securities they own.

A short sale is a transaction in which a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

At April 30, 2000, the Funds did not have any open short sale transactions.


12.  Securities Lending

The Funds have an agreement with their custodian whereby the custodian may lend securities owned by the Funds to brokers, dealers and other financial organizations. Fees earned by the Funds on securities lending are recorded in interest income. Loans of securities by the Funds are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account.

At April 30, 2000, the Growth and Income and Small Cap Funds loaned stocks having a value of approximately $144,610,871 and $45,099,850, respectively. These Funds held the following collateral for loaned securities:


Growth and Income Fund

Security Description                                                     Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 6.060% due 5/1/00                          $ 2,318,899
   Bank of America, 6.060% due 5/1/00                                 35,417,922
   Barclays, 5.937% due 5/1/00                                         7,745,027
   Caisse Des Depots, 6.060% due 5/1/00                               36,918,682
   Fifth Third Bank, 6.060% due 5/1/00                                36,918,682
Floating Rate Notes:
   Amsouth Bank, 5.730% due 1/25/01                                    5,016,214
   Goldman Sachs, 5.280% due 8/23/00                                   4,294,747
   Morgan Stanley, 5.900% due 6/5/00                                   5,588,832
   Morgan Stanley, 6.150% due 5/8/00                                     335,635
   Morgan Stanley, 5.750% due 11/2/00                                  9,244,037
--------------------------------------------------------------------------------
Total                                                               $143,798,677
================================================================================



--------------------------------------------------------------------------------
86                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

Small Cap Fund

Security Description                                                     Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 6.060% due 5/1/00                          $   781,262
   Bank of America, 6.060% due 5/1/00                                 11,932,686
   Barclays, 5.940% due 5/1/00                                         2,413,143
   Caisse Des Depots, 6.060% due 5/1/00                               12,438,308
   Fifth Third Bank, 6.060% due 5/1/00                                12,438,308

Floating Rate Notes:
   Comerica Bank, 5.860% due 2/14/01                                   3,791,872
   Commerzbank AG, 5.890% due 3/12/01                                     52,880
--------------------------------------------------------------------------------
Total                                                                $43,848,459
================================================================================

Income earned from securities lending by the Funds for the six months ended April 30, 2000, were as follows:

Portfolio                                                                Income
================================================================================
Growth and Income Fund                                                  $ 81,422
--------------------------------------------------------------------------------
Small Cap Fund                                                           167,916
================================================================================

13.  Securities Traded on a To-Be-Announced Basis

The Funds may trade securities on a "to-be-announced" ("TBA") basis.

In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2000, the Funds did not hold any TBA securities.


14.  Securities Traded on a When-Issued Basis

The Municipal Bond Fund may at times be purchased or sold on a "when issued" basis.

In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2000, the Fund did not hold any when-issued securities.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 87

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
15.  Capital Loss Carryforward

At October 31, 1999, the Government, Mid Cap and Municipal Bond Funds had, for Federal income tax purposes, approximately $41,921,000, $649,000 and $524,000, respectively, of capital loss carryforwards available to offset future realized gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expirations occurs on October 31, of the years below:

                             Total               2002               2003               2004              2005             2007
==================================================================================================================================
Government Fund            $41,921,000        $23,010,000         $143,000         $3,061,000          $707,000        $15,000,000
----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                   649,000                 --            --                --                 --               649,000
----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund            524,000                 --            --                --                 --               524,000
==================================================================================================================================

16.  Shares of Beneficial Interest

The Funds have three classes of beneficial interest, Classes 1, A and B each with a par value of $0.01 per share. There are an unlimited number of shares authorized.

For the six months ended April 30, 2000, total paid-in capital amounted to the following for each Fund and class:

                                                                             Class 1                Class A               Class B
===================================================================================================================================
Government Fund                                                          $  179,482,014           $ 21,860,592         $ 15,906,553
-----------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                                               2,456,930,762            356,686,009          375,584,608
-----------------------------------------------------------------------------------------------------------------------------------
Growth and Income Fund                                                      725,772,130            201,686,022          226,393,942
-----------------------------------------------------------------------------------------------------------------------------------
International Equity Fund                                                     6,416,275             50,891,595           81,952,691
-----------------------------------------------------------------------------------------------------------------------------------
Mid Cap Fund                                                                  1,874,489             18,815,157           32,182,752
-----------------------------------------------------------------------------------------------------------------------------------
Municipal Bond Fund                                                          65,244,391             34,421,684            7,373,044
-----------------------------------------------------------------------------------------------------------------------------------
Small Cap Fund                                                               11,701,988            148,037,757          155,374,877
===================================================================================================================================

Transactions in shares of each class were as follows:

                                                  Six Months Ended April 30, 2000              Year Ended October 31, 1999
                                                 --------------------------------              -----------------------------
Government Fund                                    Shares                 Amount                  Shares                 Amount
===================================================================================================================================
Class 1
Shares sold                                        394,349             $ 3,798,176             1,257,665            $  12,847,010
Shares issued on reinvestment                      355,659               3,416,171             1,059,776               10,744,185
Shares reacquired                               (3,107,144)            (29,880,997)           (5,604,150)             (56,776,486)
-----------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                    (2,357,136)          $ (22,666,650)           (3,286,709)           $ (33,185,291)
===================================================================================================================================
Class A
Shares sold                                        558,997             $ 5,357,948             1,850,439             $ 18,712,202
Shares issued on reinvestment                       46,294                 443,708               105,854                1,067,253
Shares reacquired                                 (864,835)             (8,284,176)           (1,206,897)             (12,105,083)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (259,544)           $ (2,482,520)              749,396              $ 7,674,372
===================================================================================================================================
Class B
Shares sold                                        237,088             $ 2,284,690             1,037,836             $ 10,505,519
Shares issued on reinvestment                       28,399                 272,764                71,810                  725,006
Shares reacquired                                 (506,719)             (4,851,779)             (699,803)              (7,051,013)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (241,232)           $ (2,294,325)              409,843              $ 4,179,512
===================================================================================================================================


--------------------------------------------------------------------------------
88                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                  Six Months Ended April 30, 2000                  Year Ended October 31, 1999
                                                ----------------------------------             -----------------------------------
Growth Fund                                       Shares                 Amount                  Shares                 Amount
==================================================================================================================================
Class 1
Shares sold                                      3,715,130            $ 96,275,712             9,411,963            $ 209,005,325
Shares issued on reinvestment                   12,103,934             299,814,441            16,683,567              356,027,327
Shares reacquired                              (14,356,910)           (372,744,925)          (29,090,514)            (649,360,808)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          1,462,154            $ 23,345,228            (2,994,984)           $ (84,328,156)
==================================================================================================================================
Class A
Shares sold                                      3,866,742            $ 99,924,017             6,499,940            $ 145,825,290
Shares issued on reinvestment                      928,885              22,989,917               852,135               18,167,521
Shares reacquired                               (1,653,279)            (42,803,019)           (2,401,189)             (53,765,679)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     3,142,348            $ 80,110,915             4,950,886            $ 110,227,132
==================================================================================================================================
Class B
Shares sold                                      3,921,668            $ 99,891,069             6,586,645            $ 146,661,505
Shares issued on reinvestment                      990,032              24,107,268               833,209               17,622,382
Shares reacquired                               (1,330,869)            (33,894,235)           (1,878,345)             (41,427,687)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     3,580,831            $ 90,104,102             5,541,509            $ 122,856,200
==================================================================================================================================
Growth and Income Fund
==================================================================================================================================
Class 1
Shares sold                                      1,231,450            $ 24,151,513             2,598,797             $ 53,410,600
Shares issued on reinvestment                    9,298,800             179,484,947             2,463,190               48,749,017
Shares reacquired                               (5,780,239)           (113,322,526)          (10,761,833)            (221,519,010)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                          4,750,011            $ 90,313,934            (5,699,846)           $(119,359,393)
==================================================================================================================================
Class A
Shares sold                                      2,009,135            $ 39,074,475             3,444,529             $ 71,212,020
Shares issued on reinvestment                    1,549,640              29,908,721               282,097                5,574,730
Shares reacquired                               (1,209,463)            (23,555,034)           (1,943,345)             (40,176,253)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,349,312            $ 45,428,162             1,783,281             $ 36,610,497
==================================================================================================================================
Class B
Shares sold                                      1,989,793            $ 38,450,867             3,712,290             $ 76,365,627
Shares issued on reinvestment                    1,805,254              34,426,191               298,328                5,868,106
Shares reacquired                               (1,294,220)            (24,853,717)           (1,593,823)             (32,664,694)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,500,827            $ 48,023,341             2,416,795             $ 49,569,039
==================================================================================================================================
International Equity Fund
==================================================================================================================================
Class 1
Shares sold                                         91,851             $ 5,060,301                44,253              $ 1,056,385
Shares issued on reinvestment                        1,811                  84,865                    --                       --
Shares reacquired                                  (15,447)               (765,133)              (37,660)                (903,732)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        78,215             $ 4,380,033                 6,593                $ 152,653
==================================================================================================================================
Class A
Shares sold                                        729,198            $ 37,556,564               372,018              $ 9,036,138
Shares issued on reinvestment                       19,639                 910,246                    --                       --
Shares reacquired                                 (124,451)             (6,196,414)             (241,749)              (5,782,818)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       624,386            $ 32,270,396               130,269              $ 3,253,320
==================================================================================================================================
Class B
Shares sold                                      1,330,616            $ 65,624,710               553,936             $ 13,320,369
Shares issued on reinvestment                       23,507               1,051,030                    --                       --
Shares reacquired                                 (178,471)             (8,758,330)             (180,077)              (4,139,162)
----------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,175,652            $ 57,917,410               373,859              $ 9,181,207
==================================================================================================================================


--------------------------------------------------------------------------------
The Concert Investment Series                                                 89

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

                                                  Six Months Ended April 30, 2000               Year Ended October 31, 1999
                                                 ---------------------------------              ----------------------------
Mid Cap Fund                                       Shares                 Amount                  Shares                 Amount
=================================================================================================================================
Class 1+
Shares sold                                         92,978             $ 1,405,055                81,549                $ 953,950
Shares issued on reinvestment                           --                      --                    --                       --
Shares reacquired                                  (17,704)               (250,419)              (19,964)                (233,105)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase                                        75,274             $ 1,154,636                61,585                $ 720,845
=================================================================================================================================
Class A++
Shares sold                                        738,012            $ 10,673,956             1,094,915             $ 12,736,023
Shares issued on reinvestment                           --                      --                    --                       --
Shares reacquired                                 (124,983)             (1,749,407)             (246,260)              (2,831,663)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       613,029             $ 8,924,549               848,655              $ 9,904,360
=================================================================================================================================
Class B+
Shares sold                                      1,208,423            $ 17,390,368             1,465,219             $ 17,145,162
Shares issued on reinvestment                           --                      --                    --                       --
Shares reacquired                                 (125,685)             (1,768,150)              (48,271)                (563,772)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     1,082,738            $ 15,622,218             1,416,948             $ 16,581,390
=================================================================================================================================
Municipal Bond Fund
=================================================================================================================================
Class 1
Shares sold                                        204,586             $ 2,639,137               507,297              $ 7,008,366
Shares issued on reinvestment                      123,674               1,590,192               416,553                5,776,440
Shares reacquired                                 (959,090)            (12,363,082)           (1,627,211)             (22,405,163)
---------------------------------------------------------------------------------------------------------------------------------
Net Decrease                                      (630,830)           $ (8,133,753)             (703,361)            $ (9,620,357)
=================================================================================================================================
Class A
Shares sold                                        470,218             $ 6,052,834             2,292,682             $ 31,792,298
Shares issued on reinvestment                       45,455                 584,488               104,752                1,440,910
Shares reacquired                                 (714,405)             (9,181,238)             (876,726)             (12,027,354)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (198,732)           $ (2,543,916)            1,520,708             $ 21,205,854
=================================================================================================================================
Class B
Shares sold                                         54,300               $ 698,532               436,677              $ 6,046,672
Shares issued on reinvestment                       10,008                 128,564                28,620                  394,560
Shares reacquired                                 (191,350)             (2,461,376)             (212,497)              (2,882,822)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (127,042)           $ (1,634,280)              252,800              $ 3,558,410
=================================================================================================================================
Small Cap Fund
=================================================================================================================================
Class 1
Shares sold                                        131,314            $  3,416,500                84,989             $  1,964,552
Shares issued on reinvestment                      100,866               2,409,689                24,496                  550,198
Shares reacquired                                  (50,626)             (1,340,644)             (104,166)              (2,387,190)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase                                       181,554            $  4,485,545                 5,319                $ 127,560
=================================================================================================================================
Class A
Shares sold                                      1,286,712           $  32,849,685             1,355,950            $  31,306,266
Shares issued on reinvestment                    1,556,091              36,677,056               370,018                8,251,403
Shares reacquired                                 (702,062)            (18,148,684)           (1,582,836)             (36,399,497)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,140,741           $  51,378,057               143,132             $  3,158,172
=================================================================================================================================
Class B
Shares sold                                      1,505,361           $  36,709,800             1,475,626            $  33,080,209
Shares issued on reinvestment                    1,599,869              35,869,071               336,600                7,273,918
Shares reacquired                                 (595,066)            (14,722,468)           (1,137,767)             (25,373,046)
---------------------------------------------------------------------------------------------------------------------------------
Net Increase                                     2,510,164           $  57,856,403               674,459            $  14,981,081
=================================================================================================================================

+    For the period from March 16, 1999 (inception date) to October 31, 1999.
++   For the period from March 15, 1999 (inception date) to October 31, 1999.

--------------------------------------------------------------------------------
90                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                   Class 1 Shares
                                                  ----------------------------------------------------------------------------------
Government Fund                                   2000(1)(2)        1999(2)        1998           1997           1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $ 9.74         $10.66        $10.58         $10.40         $10.67       $ 9.99
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.30           0.54          0.65           0.69           0.70         0.70
   Net realized and unrealized gain (loss)            (0.21)         (0.87)         0.10           0.17          (0.25)        0.68
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.09          (0.33)         0.75           0.86           0.45         1.38
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.27)         (0.54)        (0.67)         (0.68)         (0.72)       (0.70)
   Capital                                               --          (0.05)           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.27)         (0.59)        (0.67)         (0.68)         (0.72)       (0.70)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $ 9.56         $ 9.74        $10.66         $10.58         $10.40       $10.67
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                           0.96%++       (3.16)%        7.29%          8.56%          4.58%       14.27%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                   $134           $160          $209           $241           $287         $329
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.77%+         0.89%         0.88%          0.90%          0.84%        0.83%
   Interest expense                                      --           0.01            --             --             --           --
   Net investment income                               6.37+          5.28          6.11           6.69           6.79         6.84
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                 108%           201%          141%           104%           276%         214%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 91

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                         Class A Shares
                                                               ---------------------------------------------------------------------
Government Fund                                                2000(1)(2)        1999(2)       1998          1997          1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $ 9.73        $10.66         $10.58         $10.41       $10.32
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                            0.28          0.50           0.62           0.66         0.15
   Net realized and unrealized gain (loss)                         (0.21)        (0.87)          0.10           0.17         0.09
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.07         (0.37)          0.72           0.83         0.24
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.26)        (0.51)         (0.64)         (0.66)       (0.15)
   Capital                                                            --         (0.05)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.26)        (0.56)         (0.64)         (0.66)       (0.15)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 9.54        $ 9.73         $10.66         $10.58       $10.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        0.72%++      (3.51)%         7.00%          8.35%        2.36%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                              $   20        $   23         $   17         $   14       $   11
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.28%+        1.25%          1.12%          1.15%        1.09%+
   Interest expense                                                   --          0.01             --             --           --
   Net investment income                                            5.86+         4.96           5.78           6.44         6.50+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              108%          201%           141%           104%         276%
====================================================================================================================================

                                                                                         Class B Shares
                                                               ---------------------------------------------------------------------
Government Fund                                                2000(1)(2)      1999(2)         1998           1997         1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $ 9.74        $10.66         $10.58         $10.41       $10.32
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                            0.25          0.43           0.54           0.59         0.14
   Net realized and unrealized gain (loss)                         (0.21)        (0.87)          0.10           0.17         0.09
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.04         (0.44)          0.64           0.76         0.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.22)        (0.43)         (0.56)         (0.59)       (0.14)
   Capital                                                            --         (0.05)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.22)        (0.48)         (0.56)         (0.59)       (0.14)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $ 9.56        $ 9.74         $10.66         $10.58       $10.41
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        0.40%++      (4.17)%         6.20%          7.55%        2.18%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                 $15           $17            $14            $12          $14
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.92%+        1.94%          1.87%          1.90%        1.84%+
   Interest expense                                                   --          0.01             --             --           --
   Net investment income                                            5.21+         4.27           5.04           5.69         5.74+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                              108%          201%           141%           104%         276%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
(3)  For the period from August 8, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
92                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                    Class 1 Shares
                                                   ---------------------------------------------------------------------------------
Growth Fund                                        2000(1)(2)       1999(2)        1998          1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Period                 $24.36         $19.59        $20.94         $17.98         $17.46       $15.31
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.02           0.08          0.13           0.17           0.19         0.16
   Net realized and unrealized gain                    4.07           6.62          2.10           4.33           2.91         3.18
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           4.09           6.70          2.23           4.50           3.10         3.34
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.07)         (0.11)        (0.17)         (0.18)         (0.18)       (0.16)
   Net realized gains                                 (1.58)         (1.82)        (3.41)         (1.36)         (2.40)       (1.03)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (1.65)         (1.93)        (3.58)         (1.54)         (2.58)       (1.19)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $26.80         $24.36        $19.59         $20.94         $17.98       $17.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                          17.35%++       35.60%        12.54%         26.93%         19.94%       24.01%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                 $4,962         $4,475        $3,657         $3,547         $3,005       $2,612
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.71%+         0.76%         0.78%          0.88%          0.93%        1.00%
   Net investment income                               0.18+          0.34          0.63           0.86           1.08         1.04
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                  20%            37%          113%           165%           202%         230%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 93

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                          Class A Shares
                                                              ----------------------------------------------------------------------
Growth Fund                                                   2000(1)(2)       1999(2)         1998            1997        1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $24.29        $19.54         $20.89         $17.96       $16.63
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                    (0.04)         0.02           0.05           0.15         0.02
   Net realized and unrealized gain                                 4.07          6.60           2.13           4.30         1.31
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                        4.03          6.62           2.18           4.45         1.33
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.01)        (0.05)         (0.12)         (0.16)          --
   Net realized gains                                              (1.58)        (1.82)         (3.41)         (1.36)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (1.59)        (1.87)         (3.53)         (1.52)          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $26.73        $24.29         $19.54         $20.89       $17.96
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       17.09%++      35.24%         12.27%         26.65%        8.00%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                $462          $344           $180           $109          $49
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.18%+        1.01%          1.02%          1.13%        1.17%+
   Net investment income (loss)                                    (0.30)+        0.09           0.38           0.57         0.46+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               20%           37%           113%           165%         202%
====================================================================================================================================

                                                                                        Class B Shares
                                                              ----------------------------------------------------------------------
Growth Fund                                                     2000(1)(2)      1999(2)        1998           1997         1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $23.95        $19.37         $20.75         $17.93       $16.63
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                    (0.12)        (0.14)         (0.11)          0.01        (0.01)
   Net realized and unrealized gain                                 3.99          6.54           2.14           4.28         1.31
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                        3.87          6.40           2.03           4.29         1.30
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              --            --             --          (0.11)          --
   Net realized gains                                              (1.58)        (1.82)         (3.41)         (1.36)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (1.58)        (1.82)         (3.41)         (1.47)          --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $26.24        $23.95         $19.37         $20.75       $17.93
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       16.67%++      34.31%         11.43%         25.66%        7.82%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                $486          $357           $182           $126          $74
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.86%+        1.76%          1.75%          1.88%        1.93%+
   Net investment loss                                             (0.98)+       (0.65)         (0.35)         (0.16)       (0.29)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               20%           37%           113%           165%         202%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income (loss) has been calculated using the monthly average shares method.
(3)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
94                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                   Class 1 Shares
                                                   ---------------------------------------------------------------------------------
Growth and Income Fund                             2000(1)(2)      1999(2)         1998           1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Period                 $21.36         $18.53        $20.10         $18.11         $16.95       $15.77
------------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
   Net investment income                               0.05           0.09          0.18           0.24           0.31         0.36
   Net realized and unrealized gain                    1.21           3.60          1.70           4.23           2.94         2.72
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                           1.26           3.69          1.88           4.47           3.25         3.08
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.04)         (0.08)        (0.20)         (0.30)         (0.34)       (0.30)
   Net realized gains                                 (3.45)         (0.78)        (3.25)         (2.18)         (1.75)       (1.60)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (3.49)         (0.86)        (3.45)         (2.48)         (2.09)       (1.90)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $19.13         $21.36        $18.53         $20.10         $18.11       $16.95
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                           5.75%++       20.27%        10.90%         27.35%         20.58%       22.45%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                 $1,095         $1,122        $1,079         $1,097           $943         $828
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.84%+         0.84%         0.83%          0.88%          0.91%        0.96%
   Net investment income                               0.49+          0.43          0.90           1.25           1.78         2.27
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   8%            53%           34%            93%           121%         117%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 95

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                         Class A Shares
                                                              ----------------------------------------------------------------------
Growth and Income Fund                                          2000(1)(2)      1999(2)        1998            1997        1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $21.35        $18.53         $20.10         $18.11       $17.19
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                     0.02          0.03          (0.02)          0.20         0.07
   Net realized and unrealized gain                                 1.21          3.60           1.85           4.22         0.91
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                        1.23          3.63           1.83           4.42         0.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.01)        (0.03)         (0.15)         (0.25)       (0.06)
   Net realized gains                                              (3.45)        (0.78)         (3.25)         (2.18)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (3.46)        (0.81)         (3.40)         (2.43)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $19.12        $21.35         $18.53         $20.10       $18.11
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        5.60%++      19.93%         10.63%         27.04%        5.72%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                $207          $181           $124            $80          $33
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.13%+        1.12%          1.07%          1.12%        1.16%+
   Net investment income                                            0.20+         0.15           0.63           0.96         1.78+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                8%           53%            34%            93%         121%
====================================================================================================================================

                                                                                           Class B Shares
                                                                --------------------------------------------------------------------
Growth and Income Fund                                          2000(1)(2)      1999(2)         1998          1997          1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $21.16        $18.48         $20.07         $18.09       $17.19
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                                    (0.05)        (0.12)         (0.01)          0.06         0.04
   Net realized and unrealized gain                                 1.19          3.58           1.71           4.22         0.90
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                        1.14          3.46           1.70           4.28         0.94
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              --            --          (0.04)         (0.12)       (0.04)
   Net realized gains                                              (3.45)        (0.78)         (3.25)         (2.18)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (3.45)        (0.78)         (3.29)         (2.30)       (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $18.85        $21.16         $18.48         $20.07       $18.09
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        5.19%++      19.03%          9.85%         26.08%        5.49%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                $232          $208           $137            $99          $52
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.86%+        1.87%          1.81%          1.88%        1.91%+
   Net investment income (loss)                                    (0.53)+       (0.60)         (0.09)          0.22         1.05+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                8%           53%            34%            93%         121%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income (loss) has been calculated using the monthly average shares method.
(3)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
96                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                        Class 1 Shares
                                                              ----------------------------------------------------------------------
International Equity Fund                                       2000(1)(2)      1999(2)        1998           1997          1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $32.57        $19.06         $18.16         $16.52       $16.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                             (0.19)        (0.28)         (0.21)         (0.17)       (0.03)
   Net realized and unrealized gain                                15.84         13.79           1.11           1.81         0.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                                       15.65         13.51           0.90           1.64         0.52
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              --            --             --             --           --
   Net realized gains                                              (0.74)           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.74)           --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $47.48        $32.57         $19.06         $18.16       $16.52
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       48.09%++      70.88%          4.96%          9.99%        3.25%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                  $9            $4             $2             $2         $0.2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                                      1.32%+        1.68%          1.79%          2.26%        2.50%+
   Net investment loss(4)                                          (0.81)+       (1.12)         (0.99)         (1.24)       (1.31)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               15%           50%            63%            57%          78%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment loss has been calculated using the monthly average shares method.
(3)  For the period from August 8, 1996 (inception date) to October 31, 1996.
(4) If the Adviser had not waived or reimbursed expenses for the period ended October 31, 1996, the total return would have been lower and the annualized expense and net investment loss ratios would have been 3.87% and (2.67)%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
The Concert Investment Series                                                 97

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                   Class A Shares
                                            ----------------------------------------------------------------------------------------
International Equity Fund                     2000(1)(2)       1999(2)       1998            1997           1996      1995(2)(3)
====================================================================================================================================
Net Asset Value, Beginning of Period            $32.24         $18.94        $18.14         $16.54         $13.86       $11.81
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                           (0.28)         (0.37)        (0.27)         (0.26)         (0.19)       (0.14)
   Net realized and unrealized gain              15.70          13.67          1.07           1.86           2.87         2.19
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     15.42          13.30          0.80           1.60           2.68         2.05
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --             --            --             --             --           --
   Net realized gains                            (0.74)            --            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.74)            --            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $46.92         $32.24        $18.94         $18.14         $16.54       $13.86
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     47.86%++       70.22%         4.41%          9.74%         19.34%       16.28%(4)++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)               $84            $38           $20            $17            $10           $7
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                    1.62%+         2.08%         2.25%          2.56%          2.75%        3.64%+
   Net investment loss(5)                        (1.14)+        (1.53)        (1.46)         (1.59)         (1.56)       (1.40)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             15%            50%           63%            57%            78%          17%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment loss has been calculated using the monthly average shares method.
(3)  For the period from February 21, 1995 (inception date) to October 31, 1995.
(4) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(5) If expenses had not been waived or reimbursed, for the period ended October 31, 1995 and the year ended October 31, 1996 the total return would have been lower and the expense and net investment loss ratios would have been:

                                                                 Net Investment
                                   Expense Ratio                    Loss Ratio
                                   -------------                 ---------------
       1996                            4.12%                         (2.92)%
       1995                            5.97+                         (3.73)+

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.


--------------------------------------------------------------------------------
98                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                     Class B Shares
                                            ----------------------------------------------------------------------------------------
International Equity Fund                     2000(1)(2)       1999(2)        1998           1997           1996       1995(2)(3)
====================================================================================================================================
Net Asset Value, Beginning of Period            $31.16         $18.44        $17.81         $16.36         $13.79       $11.81
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                           (0.43)         (0.53)        (0.39)         (0.32)         (0.26)       (0.21)
   Net realized and unrealized gain              15.16          13.25          1.02           1.77           2.83         2.19
------------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                     14.73          12.72          0.63           1.45           2.57         1.98
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                            --             --            --             --             --           --
   Net realized gains                            (0.74)            --            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.74)            --            --             --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $45.15         $31.16        $18.44         $17.81         $16.36       $13.79
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                     47.30%++       68.98%         3.54%          8.93%         18.64%       15.69%(4)++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)              $113            $41           $18            $13             $8           $2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                    2.34%+         2.79%         3.11%          3.30%          3.50%        4.33%+
   Net investment loss(5)                        (1.83)+        (2.26)        (2.32)         (2.34)         (2.31)       (2.80)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                             15%            50%           63%            57%            78%          17%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment loss has been calculated using the monthly average shares method.
(3)  For the period from February 21, 1995 (inception date) to October 31, 1995.
(4) For the purpose of calculating performance, the Fund's inception date is March 17, 1995 (date the Fund's investment strategy was implemented).
(5) If expenses had not been waived or reimbursed, for the period ended October 31, 1995 and the year ended October 31, 1996, the total return would have been lower and the expense and net investment loss ratios would have been:


                                                                 Net Investment
                                   Expense Ratio                    Loss Ratio
                                   -------------                 ---------------
       1996                            4.87%                          (3.67)%
       1995                            6.67+                          (5.13)+



++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
The Concert Investment Series                                                 99

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

                                                            Class 1 Shares
                                                      --------------------------
Mid Cap Fund                                          2000(1)(2)      1999(2)(3)
================================================================================
Net Asset Value, Beginning of Period                      $12.03         $11.44
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income(4)                                 0.02           0.02
   Net realized and unrealized gain                         3.58           0.57
--------------------------------------------------------------------------------
Total Income From Operations                                3.60           0.59
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                      --             --
--------------------------------------------------------------------------------
Total Distributions                                           --             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                            $15.63         $12.03
--------------------------------------------------------------------------------
Total Return++                                             29.93%          5.16%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                          $2,139           $741
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(4)(5)                                           1.25%          1.24%
   Net investment income                                    0.22           0.32
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                    46%               47%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
(3)  For the period from March 16, 1999 (inception date) to October 31, 1999.
(4) The Adviser has reimbursed the Fund for a portion of its expenses for the six months ended April 30, 2000 and the period ended October 31, 1999. If such expenses were not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                                  Expense Ratios
                               Net Investment Income                  Without
                                Per Share Decrease                Reimbursement+
                               ---------------------              --------------
                 2000                 $0.03                            1.71%
                 1999                  0.05                            1.88

(5) As a result of voluntary expense limitations, the expense ratio will not exceed 1.25%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



--------------------------------------------------------------------------------
100                                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

                                                           Class A Shares
                                                     ---------------------------
Mid Cap Fund                                           2000(1)(2)     1999(2)(3)
================================================================================
Net Asset Value, Beginning of Period                     $12.01          $11.40
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(4)                        (0.00)*          0.01
   Net realized and unrealized gain                        3.58            0.60
--------------------------------------------------------------------------------
Total Income From Operations                               3.58            0.61
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                     --              --
--------------------------------------------------------------------------------
Total Distributions                                          --              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.59          $12.01
--------------------------------------------------------------------------------
Total Return++                                            29.81%           5.35%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $22,782         $10,194
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(4)(5)                                          1.50%           1.48%
   Net investment income (loss)                           (0.05)           0.08
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      46%             47%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income (loss) has been calculated using the monthly average shares method.
(3)  For the period from March 15, 1999 (inception date) to October 31, 1999.
(4) The Adviser has reimbursed the Fund for a portion of its expenses for the six months ended April 30, 2000 and the period ended October 31, 1999. If such expenses were not reimbursed, the per share effect on net investment income (loss) and the expense ratios would have been as follows:

                                                                  Expense Ratios
                                Net Investment Income (Loss)         Without
                                     Per Share Decrease           Reimbursement+
                                ----------------------------      --------------
            2000                          $0.03                        1.95%
            1999                           0.04                        2.12

(5) As a result of voluntary expense limitations, the expense ratio will not exceed 1.50%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.







--------------------------------------------------------------------------------
The Concert Investment Series                                                101

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

                                                            Class B Shares
                                                     ---------------------------
Mid Cap Fund                                         2000(1)(2)      1999(2)(3)
================================================================================
Net Asset Value, Beginning of Period                     $11.97          $11.44
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss(4)                                 (0.06)          (0.05)
   Net realized and unrealized gain                        3.56            0.58
--------------------------------------------------------------------------------
Total Income From Operations                               3.50            0.53
--------------------------------------------------------------------------------
Less Distributions From:
--------------------------------------------------------------------------------
   Net investment income                                     --              --
--------------------------------------------------------------------------------
Total Distributions                                          --              --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $15.47          $11.97
--------------------------------------------------------------------------------
Total Return++                                            29.24%           4.63%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $38,666         $16,955
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(4)(5)                                          2.25%           2.24%
   Net investment loss                                    (0.80)          (0.68)
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      46%             47%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment loss has been calculated using the monthly average shares method.
(3)  For the period from March 16, 1999 (inception date) to October 31, 1999.
(4) The Adviser has reimbursed the Fund for a portion of its expenses for the six months ended April 30, 2000 and the period ended October 31, 1999. If such expenses were not reimbursed, the per share effect on net investment loss and the expense ratios would have been as follows:

                                                                 Expense Ratios
                                Net Investment Loss                 Without
                                Per Share Decrease               Reimbursement+
                                -------------------              ---------------
       2000                           $0.03                           2.69%
       1999                            0.04                           2.88

(5) As a result of voluntary expense limitations, the expense ratio will not exceed 2.25%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.





--------------------------------------------------------------------------------
102                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

                                                                                     Class 1 Shares
                                                  ----------------------------------------------------------------------------------
Municipal Bond Fund                               2000(1)(2)        1999(2)       1998           1997           1996         1995
====================================================================================================================================
Net Asset Value, Beginning of Period                 $12.90         $14.41        $14.21         $13.83         $13.77       $12.89
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.33           0.66          0.68           0.69           0.70         0.74
   Net realized and unrealized gain (loss)            (0.01)         (1.25)         0.31           0.39           0.11         0.87
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                    0.32          (0.59)         0.99           1.08           0.81         1.61
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                              (0.35)         (0.69)        (0.66)         (0.66)         (0.71)       (0.73)
   Net realized gains                                    --          (0.23)        (0.13)         (0.04)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                   (0.35)         (0.92)        (0.79)         (0.70)         (0.75)       (0.73)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                       $12.87         $12.90        $14.41         $14.21         $13.83       $13.77
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                           2.49%++       (4.34)%        7.20%          8.04%          6.09%       12.72%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                    $67            $75           $94           $104           $119         $119
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.96%+         0.95%         1.01%          0.98%          1.05%        0.96%
   Net investment income                               5.08+          4.77          4.77           4.93           5.13         5.58
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                   9%            38%           28%            50%            80%          49%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.




--------------------------------------------------------------------------------
The Concert Investment Series                                                103

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

                                                                                          Class A Shares
                                                              ----------------------------------------------------------------------

Municipal Bond Fund                                             2000(1)(2)     1999(2)         1998           1997         1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $12.90        $14.41         $14.21         $13.83       $13.78
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                            0.31          0.63           0.62           0.65         0.11
   Net realized and unrealized gain (loss)                         (0.01)        (1.26)          0.34           0.40         0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.30         (0.63)          0.96           1.05         0.15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.33)        (0.65)         (0.63)         (0.63)       (0.10)
   Net realized gains                                                 --         (0.23)         (0.13)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.33)        (0.88)         (0.76)         (0.67)       (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $12.87        $12.90         $14.41         $14.21       $13.83
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        2.35%++      (4.58)%         6.93%          7.77%        1.12%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                 $31           $34            $16             $9           $2
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.25%+        1.18%          1.23%          1.19%        1.30%+
   Net investment income                                            4.79+         4.54           4.44           4.79         4.82+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                9%           38%            28%            50%          80%
====================================================================================================================================

                                                                                          Class B Shares
                                                                --------------------------------------------------------------------

Municipal Bond Fund                                              2000(1)(2)     1999(2)        1998            1997        1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $12.88        $14.39         $14.20         $13.82       $13.78
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                                            0.26          0.52           0.51           0.54         0.09
   Net realized and unrealized gain (loss)                            --         (1.25)          0.33           0.40         0.04
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 0.26         (0.73)          0.84           0.94         0.13
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                           (0.28)        (0.55)         (0.52)         (0.52)       (0.09)
   Net realized gains                                                 --         (0.23)         (0.13)         (0.04)          --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (0.28)        (0.78)         (0.65)         (0.56)       (0.09)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $12.86        $12.88         $14.39         $14.20       $13.82
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                        2.03%++      (5.30)%         6.10%          6.98%        0.93%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                  $7            $8             $6             $3           $1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         1.96%+        1.93%          1.95%          1.94%        2.05%+
   Net investment income                                            4.08+         3.79           3.67           4.04         4.06+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                9%           38%            28%            50%          80%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment income has been calculated using the monthly average shares method.
(3)  For the period from August 18, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
104                                     2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                        Class 1 Shares
                                                              ----------------------------------------------------------------------
Small Cap Fund                                                  2000(1)(2)      1999(2)        1998           1997         1996(3)
====================================================================================================================================
Net Asset Value, Beginning of Period                              $25.33        $20.28         $22.15         $18.59       $17.89
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                                             (0.02)        (0.13)         (0.12)         (0.08)       (0.02)
   Net realized and unrealized gain (loss)                          4.84          6.71          (1.54)          3.64         0.72
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                                 4.82          6.58          (1.66)          3.56         0.70
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                              --            --             --             --           --
   Net realized gains                                              (6.66)        (1.53)         (0.21)            --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                (6.66)        (1.53)         (0.21)            --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $23.49        $25.33         $20.28         $22.15       $18.59
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                                       18.60%++      33.42%         (7.52)%        19.15%        3.91%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                                 $13            $9             $7             $6           $1
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                                         0.99%+        1.25%          1.26%          1.39%        1.74%+
   Net investment loss                                             (0.18)+       (0.58)         (0.60)         (0.63)       (1.09)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                               50%          115%            80%           100%          80%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment loss has been calculated using the monthly average shares method.
(3)  For the period from August 8, 1996 (inception date) to October 31, 1996.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.



--------------------------------------------------------------------------------
The Concert Investment Series                                                105

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended October 31, except where noted:

                                                                                   Class A Shares
                                                 -----------------------------------------------------------------------------------
Small Cap Fund                                   2000(1)(2)       1999(2)         1998           1997          1996       1995(2)(3)
====================================================================================================================================
Net Asset Value, Beginning of Period               $25.08         $20.15        $22.08         $18.57         $15.12       $11.81
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                              (0.08)         (0.20)        (0.17)         (0.15)         (0.18)       (0.24)
   Net realized and unrealized gain (loss)           4.80           6.66         (1.55)          3.66           3.63         3.55
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  4.72           6.46         (1.72)          3.51           3.45         3.31
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --             --            --             --             --           --
   Net realized gains                               (6.66)         (1.53)        (0.21)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (6.66)         (1.53)        (0.21)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $23.14         $25.08        $20.15         $22.08         $18.57       $15.12
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        18.35%++       33.02%        (7.81)%        18.90%         22.82%       28.11%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                 $177           $138          $108           $101            $52          $16
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(4)                                       1.45%+         1.55%         1.43%          1.69%          2.21%        2.75%+
   Net investment loss(4)                           (0.64)+        (0.88)        (0.80)         (0.92)         (1.52)       (1.65)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                50%           115%           80%           100%            80%          83%
====================================================================================================================================

                                                                                 Class B Shares
                                                ------------------------------------------------------------------------------------
Small Cap Fund                                   2000(1)(2)      1999(2)        1998           1997           1996       1995(2)(3)
====================================================================================================================================
Net Asset Value, Beginning of Period               $24.16         $19.60        $21.63         $18.34         $15.04       $11.81
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment loss                              (0.17)         (0.37)        (0.30)         (0.27)         (0.27)       (0.35)
   Net realized and unrealized gain (loss)           4.63           6.46         (1.52)          3.56           3.57         3.58
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  4.46           6.09         (1.82)          3.29           3.30         3.23
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --             --            --             --             --           --
   Net realized gains                               (6.66)         (1.53)        (0.21)            --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (6.66)         (1.53)        (0.21)         --             --           --
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $21.96         $24.16        $19.60         $21.63         $18.34       $15.04
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                        17.91%++       32.00%        (8.45)%        17.94%         21.94%       27.43%++
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (millions)                 $172           $129           $91            $80            $39          $11
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses(5)                                       2.18%+         2.31%         2.18%          2.44%          2.96%        3.49%+
   Net investment loss(5)                           (1.37)+        (1.63)        (1.55)         (1.67)         (2.27)       (2.45)+
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                50%           115%           80%           100%            80%          83%
====================================================================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) Net investment loss has been calculated using the monthly average shares method.
(3)  For the period from February 21, 1995 (inception date) to October 31, 1995.
(4) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the annualized expense and net investment loss ratios would have been 3.37% and (2.27)%, respectively.
(5) If the Adviser had not waived fees for the period ended October 31, 1995, the total return would have been lower and the annualized expense and net investment loss ratios would have been 4.11% and (3.07)%, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
106                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Series
--------------------------------------------------------------------------------

Board of Trustees
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Petit

Officers
Heath B. McLendon
Chairman

John Richards
President

Lewis E. Daidone
Senior Vice President and Treasurer

Sandip A. Bhagat, CFA
Vice President and Investment Officer

James B. Conheady
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

Joseph P. Deane
Vice President and Investment Officer

R. Jay Gerken, CFA
Vice President and Investment Officer

Jeffrey J. Russell, CFA
Vice President and Investment Officer

Lawrence B. Weissman, CFA
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodians
PFPC Trust Company
Chase Manhattan Bank, N.A.

Sub-Shareholder Servicing Agent
PFS Shareholder Services
3100 Breckinridge Blvd.
Duluth, Georgia 30099


This report is submitted for the general information of the shareholders of The Concert Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Series, which contains information concerning the Funds' investment policies and expenses as well as other pertinent information.




--------------------------------------------------------------------------------
The Concert Investment Series                                                107

                      (This page intentionally left blank.)

                                                                 ---------------
The Concert Investment Series                                        BULK RATE
3120 Breckinridge Blvd.                                             U.S POSTAGE
Duluth, Georgia 30099-0001                                             PAID
                                                                  Permit No. 349
                                                                   Atlanta, GA
                                                                 ---------------






(C) 1999 PFS INVESTMENTS INC.


If you have any questions, please contact one of our Client Services Representatives
1-800-544-5445


[LOGO OF PFS INVESTMENTS]

THE CONCERT
INVESTMENT SERIES
------------------

SEMI-ANNUAL REPORT

April 30, 2000





Select Portfolios




                      [LOGO OF SMITH BARNEY MUTUAL FUNDS]

                Your Serious Money. Professionally Managed.(SM)


          -----------------------------------------------------------
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE
          -----------------------------------------------------------

Table of Contents


Letter to Shareholders ....................................................    1

The Concert Investment Series Select Portfolios

     Select Small Cap Portfolio ...........................................    3

     Select Mid Cap Portfolio .............................................    6

     Select Growth Portfolio ..............................................   10

     Select Growth and Income Portfolio ...................................   14

     Select Government Portfolio ..........................................   18

Schedules of Investments ..................................................   21

Statements of Assets and Liabilities ......................................   39

Statements of Operations ..................................................   40

Statements of Changes in Net Assets .......................................   41

Notes to Financial Statements .............................................   43

Financial Highlights ......................................................   48

Management of the Series ..................................................   53

                                                              [PHOTO]

                                                              HEATH B. MCLENDON

                                                              Chairman
                                                              Concert Investment
                                                              Series

Dear Shareholder:

We are pleased to provide the semi-annual report for The Concert Investment Series Select Portfolios ("Portfolios") for the period ended April 30, 2000. The performance and current holdings of each Portfolio are discussed in greater detail on the following pages. The chart below lists the total return for the six months ended April 30, 2000, for each of the Portfolios. In this report, we summarize the period's prevailing economic and market conditions and outline the investment strategy employed by each Portfolio.1 We hope you find this report to be useful and informative.

The Performance of the Concert
Investment Series Select Portfolios2

Total Returns For the Six Months Ended April 30, 2000

Portfolio                                                         Total Returns
---------                                                         -------------

Select Small Cap Portfolio                                            20.85%
Select Mid Cap Portfolio                                              30.26%
Select Growth Portfolio                                               17.80%
Select Growth & Income Portfolio                                       5.87%
Select Government Portfolio                                            0.53%


Market Commentary

During the six months ended April 30, 2000, the U.S. stock and bond markets experienced historic levels of volatility, leaving many investors with little or no clear indication of the future direction of the financial markets. Yet, despite the ongoing strength and expansion of both the U.S. and global economies, investor concerns regarding inflation and rising interest rates led to wide fluctuations in stock prices.

The volatility of the financial markets and speculative trading frenzy that contributed to wide fluctuations in stock prices, also caused many stocks to reach historically high valuations. Yet, we believe an important convergence may be at hand. New Economy stocks are becoming more traditional in their business models, while Old Economy stocks are beginning to incorporate exciting new technologies into their operations. (The New Economy represents those companies in the technology, telecommunications and Internet sectors. The Old Economy represents more established "blue-chip" companies.) Also, while some New Economy stocks may represent solid investment opportunities, we believe that many Old Economy stocks have become undervalued relative to their intrinsic value, opening up more possibilities for long-term rewards.

Additionally, world markets are increasingly moving in tandem with U.S. markets. While specific economic factors can have dramatic impact on local markets, we believe that it's the underlying strength of each individual company that determines its price.

Since 1998, worldwide economic underpinnings have improved significantly. The global credit crunch that had taken hold on financial markets has subsided, with credit concerns limited to specific situations, but positive on an overall basis. Moreover, despite continued economic growth, inflationary pressures have been negligible allowing for increasingly competitive real rates of return (i.e., yield adjusted for inflation).

In addition, we are experiencing a historically unique circumstance where the U.S. government is buying back U.S. Treasury securities in order to reduce the federal debt. This active buying of outstanding U.S. Treasury bonds by the U.S. government has created a situation where Treasury yields are low compared to the income return available from other debt instruments. These conditions have added a new complexity to bond investing, which we believe makes professional money management more valuable today than ever before.


----------
1 The information provided represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the various Portfolios.

2 Please note that the performance figures shown in the left column represent past performance that is not indicative of future results. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             1

Expanding yields have resulted in continued strength in the U.S. dollar versus the euro. (The euro is the single currency of the European Monetary Union that was adopted by 11 member states on January 1, 1999. These are Belgium, Germany, Spain, France, Ireland, Italy, Luxembourg, the Netherlands, Austria, Portugal and Finland.) The euro has confounded most economists with its continued weakness. We contend that its valuation is, in effect, making European stocks more attractive.

Looking forward, we believe that European economic growth should continue for the near future. Due to the many changes currently taking place in European corporations, we maintain a positive outlook on the stocks of select European companies. The management of many corporations in the region have demonstrated, in our view, a commitment to implementing strategies that look to proactively expand their respective businesses, recognizing the importance of enhancing shareholder value and the increasing relevance of compensation through stock options.

Thank you for investing in The Concert Investment Series
Select Portfolios.

Sincerely,


/s/ Heath B. McLendon


Heath B. McLendon
Chairman
Concert Investment Series

May 28, 2000




--------------------------------------------------------------------------------
2                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Small Cap Portfolio
--------------------------------------------------------------------------------

The Select Small Cap Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in domestic companies, in early stages of their life cycles, characterized by relatively high earnings growth.1

Portfolio Manager:
Sandip A. Bhagat, CFA

[PHOTO]

Assumed management: September 15, 1999

Investment experience: More than thirteen years

Background: Joined Travelers in 1987. Extensive portfolio management experience in quantitative investment management. Formerly, a Vice President at Mandell Institute, Inc., a research & development think tank.

Education: BS, Chemical Engineering, University of Bombay; MS, Chemical Engineering, University of Connecticut; MBA, Finance, University of Connecticut.


Portfolio Update2

For the six months ended April 30, 2000, the Portfolio returned 20.85%. In comparison, the Russell 2000 Index3 returned 18.72% for the same period. On December 13, 1999, the Board of Trustees of the Concert Investment Series approved changing the name of the Portfolio from Select Emerging Growth to the Select Small Cap.

During the reporting period, the stock market experienced exceptional volatility, especially in smaller cap stocks. The Russell 2000 Index reached an all-time high in February 2000, and declined by nearly 25% by the end of the period. The performance of the overall market was predominantly driven by a limited number of stocks. The shares of the companies in business-to-consumer, business-to-business, and human genome were most volatile during the period.


The Portfolio's holdings in Cognizant Technology Solutions, a software company, Network Appliance, a computer networks company and Amkor Technology, a semiconductors company, positively contributed to performance during the reporting period. Each of these companies exhibited strong earnings growth, above average earnings momentum, and was, in our view, fairly valued relative to the overall market. The stocks that negatively impacted the Portfolio's competitive performance during the period were MicroStrategy and Optical Coating Lab, which was subsequently acquired.

However, we have already seen some signs that market performance is beginning to expand to more areas. Due to ongoing concerns regarding interest rates, we anticipate that the market may continue to be marked by increased levels of volatility. Additionally, it is our view that the performance of the NASDAQ Composite Index4 may broaden in the near term.

----------
1 Because the Portfolio invests primarily in small-capitalization companies, an investment in the Portfolio may be considered more volatile and more susceptible to loss than an investment in a portfolio that invests primarily in larger capitalization companies. Compared to medium and large, established companies, small companies are more likely to have limited product lines, limited capital resources and less experienced management. The price of small capitalization company stocks tend to be more volatile than the price of larger capitalization company stocks.
2 References to the securities or percentages thereof held by the Portfolio, reflect the holdings of the Portfolio as of April 30, 2000. After such date this information may not reflect the Portfolio's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Portfolio's holdings will not materially change. Please refer to pages 21 through 26 for a complete list and the percentage breakdown of the Portfolio's holdings as of April 30, 2000.
3 The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. An investor cannot invest directly in an index.
4 The NASDAQ Composite Index is a market value-weighted index that measures all domestic and non-U.S. based securities listed on the NASDAQ stock market. An investor cannot invest directly in an index.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             3

--------------------------------------------------------------------------------
                           Select Small Cap Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                     ---------------------
                     Beginning      End      Income    Capital Gain    Total
Period Ended         of Period   of Period  Dividends  Distributions  Returns+++
================================================================================
4/30/00                $ 9.92      $11.94     $0.05        $0.00       20.85%
--------------------------------------------------------------------------------
9/15/99* -- 10/31/99    10.00        9.92      0.00         0.00       (0.80)
================================================================================
  Total                                       $0.05        $0.00
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)+++
--------------------------------------------------------------------------------
Six Months Ended 4/30/00                                               20.85%
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                               19.89
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return (unaudited)+
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                               19.89%
================================================================================
+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.




--------------------------------------------------------------------------------
4                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Small Cap Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in the Select Small Cap Portfolio
vs. Russell 2000 Stock Index+
--------------------------------------------------------------------------------
                        September 1999 -- April 2000

                                    [GRAPH]

                      Select Small Cap      Russell 2000 Stock Index

   15-Sep-99               10,000                    10,000
      Sep-99                9,760                    10,002
      Oct-99                9,920                    10,042
      Nov-99               10,890                    10,642
      Dec-99               12,440                    11,846
      Jan-00               11,959                    11,655
      Feb-00               14,298                    13,580
      Mar-00               13,123                    12,685
   30-Apr-00               11,989                    11,921

+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Russell 2000 Stock Index is a capitalization weighted total return index which is comprised of 2,000 of the smallest capitalized U.S. domiciled companies with less than average growth orientation whose common stock is traded in the United States and the New York Stock Exchange, American Stock Exchange and Nasdaq. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Industry Diversification of Common Stock*
-----------------------------------------

                 [GRAPH]

Computer Software                      5.5%
Consumer Discretionary                13.3%
Electronic -- Components              13.5%
Finance                                8.0%
Health Care                           14.3%
Materials and Processing               5.6%
Producer Durables                      2.8%
Technology                            23.5%
Telecommunications and Equipment       3.9%
Other                                  9.6%

*    As a percentage of total common stock.


Investment Allocation as of April 30, 2000**
--------------------------------------------

        [GRAPH]

Common Stock        100%

**   As a percentage of total investments.




--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             5

--------------------------------------------------------------------------------
Select Mid Cap Portfolio
--------------------------------------------------------------------------------

The Select Mid Cap Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests primarily in equity securities of medium-sized companies, which are companies with market capitalizations within the range of those companies included in the Standard & Poor's MidCap 400 Index ("S&P MidCap 400")1 at the time of investment.2

Portfolio Manager: Lawrence B. Weissman, CFA

[PHOTO]

Assumed management: September 15, 1999

Investment experience: More than 15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: BS, Cornell University; MBA, Columbia University

Portfolio Update3

For the six months ended April 30, 2000, the Portfolio returned 30.26%. In comparison, the S&P MidCap 400 returned 21.26% for the same period. The Portfolio is made up of what we believe to be high-quality, well-positioned companies at competitive prices. Conceptually, we seek to take advantage of the valuation differences between large- and middle-capitalization companies without taking on a lot of undue risk.

In seeking to accomplish this goal, we follow an investment approach that focuses on companies that we perceive to have significant advantages and excellent competitive positions in the marketplace. In our view, many of these companies are leaders in their respective fields and are poised to leverage their leadership position. We also look for consistent growth, products with leadership positions, shareholder-oriented management, positive cash flow and high return on equity as factors in determining whether to invest in a prospective company.

The Portfolio seeks long-term growth of capital by investing primarily in equity securities of medium-sized companies. Medium-sized companies are those companies whose market capitalization is within the market capitalization range of companies in the S&P MidCap 400 at the time of the Portfolio's investment. The size of the companies in the S&P MidCap 400 changes with market conditions and the composition of the index.

Equity securities include exchange traded and over-the- counter common stocks, preferred stocks, debt securities convertible into equity securities and warrants and rights relating to equity securities. The Portfolio may also invest up to 25% of its assets in securities of foreign issuers both directly and through depository receipts for those securities.

Since the Portfolio's commencement of operations, we have remained committed to our investment style. We continue to focus on maintaining a quality-oriented portfolio that we believe will provide higher returns with potentially lower risk over time. We think our positive performance during the period was due both to our solid stock selections and our disciplined and conservative investment style. (Of course, past performance is not indicative of future results.)

From 1995 through the beginning of 1999 large- capitalization companies significantly outperformed small and mid-capitalization companies. However, beginning

----------
1 The S&P MidCap 400 is a market-value weighted index, consisting of 400 domestic stocks chosen for market size, liquidating and industry group representation. This index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

2 Because the Portfolio invests primarily in medium-capitalization companies, an investment in the portfolio may be more volatile and more susceptible to loss than an investment in a portfolio which invests primarily in large-capitalization companies. Medium-capitalization companies may have more limited product lines, markets and financial resources than large-capitalization companies. They may have shorter operating histories and more erratic businesses, although they generally have more established businesses than small-capitalization companies. The prices of medium-capitalization company stocks tend to be more volatile than the prices of large-capitalization company stocks.

3 References to the securities or percentages thereof held by the Portfolio, reflect the holdings of the Portfolio as of April 30, 2000. After such date this information may not reflect the Portfolio's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Portfolio's holdings will not materially change. Please refer to pages 27 through 30 for a complete list and the percentage breakdown of the Portfolio's holdings as of April 30, 2000.

--------------------------------------------------------------------------------
6                                       2000 Semi-Annual Report to Shareholders
early in 1999 this began to change as earnings for mid-cap companies relative to large-cap companies reversed and started to accelerate. Historically, these factors have led to outperformance of mid-cap stocks. Indeed, since the inception of the Portfolio, mid-cap stocks have outperformed large-cap stocks as many highly visible large capitalization companies reported disappointing earnings and had the price of their shares decline. Consensus earnings estimates from Wall Street suggest to us that mid-cap companies may continue to grow earnings at a faster pace than large-cap companies.

In addition to strong company fundamentals, we think that other potential drivers of mid-cap performance include increasing institutional ownership, greater coverage by Wall Street analysts and higher merger and acquisition activity. In fact, we have already seen these trends impact many of the stocks we own.

Currently, the Portfolio's largest concentrations are in the technology, finance and consumer sectors. Relative to the S&P MidCap 400, the Portfolio has a neutral weighting in the technology sector, the largest sector of the index. In technology, our largest holdings were in semiconductor companies such as Applied Micro Circuits, Xilinx, and Maxim Integrated Products. These companies remain focused on communications, which we believe represents the next engine for growth in the technology market.

Applied Micro Circuits, for example, is currently benefiting from a strong demand for optical systems and a broadening of its customer base.

The Portfolio is overweighted in the financial sector, and although this sector is under pressure this year due to rising interest rates, we believe it provides the best risk and return tradeoff of any sector in the market today. As a result, we have been increasing the Portfolio's weighting in this category. As interest rate fears begin to subside, we believe our investment in financial services companies such as Providian, Ambac Financial and Capital One should positively contribute to Portfolio performance over the near-term. Of course, no guarantees can be given that our expectations will be realized.

The Portfolio has neutral weighting in the consumer services sector with the Portfolio's largest holdings in Imax and Entercom Communications. Imax reported a strong quarter due in part to the success of "Fantasia," a Disney movie shown exclusively in Imax theaters. The success of "Fantasia," in our view may validate the Imax's theaters as another outlet for major movie studios to run commercial films on Imax screens. Entercom Communications remains one of the fastest-growing radio companies, having established market-leading stations in many of the top markets.




--------------------------------------------------------------------------------
The Concert Series--Select Portfolios                                          7

--------------------------------------------------------------------------------
                            Select Mid Cap Portfolio
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                     --------------------
                     Beginning     End      Income    Capital Gain     Total
Period Ended         of Period  of Period  Dividends  Distribution  Returns+++
================================================================================
4/30/00                $10.11     $13.15     $0.02        $0.00       30.26%
--------------------------------------------------------------------------------
9/15/99* -- 10/31/99    10.00      10.11      0.00         0.00        1.10
================================================================================
   Total                                     $0.02        $0.00
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)+++
--------------------------------------------------------------------------------
Six Months Ended 4/30/00                                               30.26%
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                               31.69
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return (unaudited)+
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                               31.69%
================================================================================
+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.




--------------------------------------------------------------------------------
8                                        2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Mid Cap Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in the Select Mid Cap Portfolio
vs. Standard & Poor's MidCap 400 Index+
--------------------------------------------------------------------------------

                          September 1999 -- April 2000

                                    [GRAPH]

                  Mid Cap Portfolio       Standard & Poor's Mid Cap 400 Index

15-Sep-99               10,000                         10,000
   Sep-99                9,570                          9,691
   Oct-99               10,110                         10,185
   Nov-99               10,640                          10720
   Dec-99               11,947                         11,357
   Jan-00               11,767                         11,036
   Feb-00               13,109                         11,809
   Mar-00               13,559                         12,797
30-Apr-00               13,169                         12,351


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Standard & Poor's MidCap 400 Index ("S&P MidCap 400") is a widely recognized index of 400 medium-capitalization stocks. Figures for the S&P MidCap 400 include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
-----------------------------------------

                 [GRAPH]

Broadcast Media                      5.2%
Communications -- Equipment          4.1%
Computer Software                   13.9%
Electronics -- Semiconductors        7.1%
Electronics -- Components            7.8%
Finance                              8.1%
Health Care -- Drugs                 6.1%
Insurance                            6.7%
Oilfield Services                    9.3%
Other                               31.7%

*    As a percentage of total common stock.


Investment Allocation as of April 30, 2000**
--------------------------------------------

          [GRAPH]

Repurchase Agreement    7.7%
Common Stock           92.3%

**   As a percentage of total investments.

--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                             9

--------------------------------------------------------------------------------
Select Growth Portfolio
--------------------------------------------------------------------------------

The Select Growth Portfolio ("Portfolio") seeks capital appreciation. The Portfolio invests principally in U.S. common stocks and other equity securities, typically of established companies with large-market capitalizations.

Portfolio Manager: Lawrence B. Weissman, CFA

[PHOTO]

Assumed management: September 15, 1999

Investment experience: More than 15 years

Background: Joined Salomon Smith Barney in 1997. Previously with Neuberger & Berman and TIAA-CREF.

Education: B.S., Cornell University; M.B.A., Columbia University

Portfolio Update1
For the six months ended April 30, 2000, the Portfolio returned 17.80%. In comparison, the Standard & Poor's 500 Index ("S&P 500")2 returned 7.18% for the same period.

We believe we have built a Portfolio that should offer long-term growth with the potential to outperform our benchmark, but with what we deem to be potentially lower risk than many other growth-oriented portfolios. Of course, past performance is not indicative of future results.

We continue to manage the Portfolio in line with its investment objective. We continue to pursue a measured and disciplined approach to investing in what we consider to be quality companies over the long term.

The Portfolio is well diversified across several industry sectors and individual companies with our largest ten positions making up only 27% of the Portfolio. Although we are fully invested, we have sought to react quickly to changing fundamentals and to protect the value of our assets in deteriorating situations. While we look for established growth companies, the Portfolio's holdings include several medium-sized, faster-growing companies which we think may be in a good position to post solid growth in the future.

As of April 30, 2000, the Portfolio's largest sector concentrations are in the technology, finance and consumer industries. In the technology sector, the Portfolio has a neutral weighting versus the S&P 500 and despite a highly volatile stock market, this sector helped the Portfolio outperform the overall market during the period. The main contributors to Portfolio performance were market leaders such as IBM, Cisco, Oracle, Corning, Intel and Sun Microsystems.

The Portfolio is overweighted in the finance sector versus the S&P 500, and although this sector has been under pressure this year due to rising interest rates, we still believe that it provides the best risk and return tradeoff of any sector in the market today. As interest rate fears begin to subside, we believe our investment in proven market leaders as Chase Manhattan, Bank of America, Wells Fargo, XL Capital and AFLAC Inc. may prove fruitful once investors regain confidence in this sector.

In the consumer services sector, the Portfolio is overweighted versus the S&P
500. The largest holdings in this sector are Time Warner, CBS and MediaOne Group. All three companies are either in the midst of merging with other companies or have announced plans to be acquired. Time Warner should be joining forces with AOL, CBS with Viacom and MediaOne will be acquired by AT&T.


----------
1 References to the securities or percentages thereof held by the Portfolio, reflect the holdings of the Portfolio as of April 30, 2000. After such date this information may not reflect the Portfolio's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Portfolio's holdings will not materially change. Please refer to pages 31 through 33 for a complete list and the percentage breakdown of the Portfolio's holdings as of April 30, 2000.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot directly invest in an index.

--------------------------------------------------------------------------------
10                                       2000 Semi-Annual Report to Shareholders

The Time Warner-AOL mega-merger will combine a traditional content company with a new media company with combined subscribers of more than 100 million. CBS is benefiting from strong television, radio and outdoor businesses. In our opinion, the merger of Viacom and CBS is a truly complementary transaction in which both companies' assets should seamlessly fit together to form a media and advertising juggernaut. Going forward, the potential for substantial revenue and profit expansion from a dynamically vertically integrated company may be enormous. MediaOne continues to benefit from new service subscribers in the cable and telecommunication businesses. The transaction may make AT&T the largest cable provider in the country.

The Portfolio's largest holdings are spread over a variety of different industries. Yet, we believe they all share inherent competitive advantages that should result in stable and consistent growth. In addition to some of the companies already mentioned, other holdings in the Portfolio such as General Electric, Wal-Mart and AES are all leaders in their industries with enviable track records and have what we believe to be solid future prospects for growth. (Of course, there is no guarantee our expectations will come true.)



--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            11

--------------------------------------------------------------------------------
                             Select Growth Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain      Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns+++
================================================================================
4/30/00                $10.51      $12.37     $0.01        $0.00        17.80%
--------------------------------------------------------------------------------
9/15/99* -- 10/31/99    10.00       10.51      0.00         0.00         5.10
================================================================================
Total                                         $0.01        $0.00
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)+ ++
--------------------------------------------------------------------------------

Six Months Ended 4/30/00                                                  17.80%
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                                  23.80
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Returns (unaudited)+
--------------------------------------------------------------------------------

9/15/99* through 4/30/00                                                  23.80%
================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
12                                      2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Growth Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in the Select Growth Portfolio
vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------

                          September 1999 -- April 2000

                                    [GRAPH]

                Select Growth Portfolio       Standard & Poors' 500 Index
                -----------------------       ---------------------------
15-Sep-99               10,000                          10,000
   Sep-99                9,740                           9,726
   Oct-99               10,510                          10,342
   Nov-99               10,830                          10,552
   Dec-99               11,870                          11,172
   Jan-00               11,540                          10,611
   Feb-00               11,910                          10,411
   Mar-00               12,831                          11,429
30-Apr-00               12,380                          11,085


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
-----------------------------------------

                                    [GRAPH]

                     Consumer Distribution           5.1%
                     Consumer Services               9.0%
                     Energy                          5.6%
                     Finance                        15.6%
                     Health Care                    11.4%
                     Producer Manufacturing          8.8%
                     Software                        6.2%
                     Technology                     22.5%
                     Utilities                       7.4%
                     Other                           8.4%

*    As a percentage of total common stock.


Investment Allocation as of April 30, 2000**
--------------------------------------------

                                    [GRAPH]

                     Repurchase Agreement            2.0%
                     Common Stock                   98.0%

**   As a percentage of total investments.


--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            13

--------------------------------------------------------------------------------
Select Growth and Income Portfolio
--------------------------------------------------------------------------------

The Select Growth and Income Portfolio ("Portfolio") seeks reasonable growth and income. The Portfolio invests principally in equity securities, including convertible securities that provide dividend or interest income. However, the Portfolio may also invest in non-income-producing investments for potential appreciation in value. The Portfolio emphasizes U.S. stocks with large market capitalizations.

Portfolio Manager: R. Jay Gerken, CFA

[PHOTO]

Assumed management: September 15, 1999

Investment experience: More than 20 years

Background: Joined Salomon Smith Barney in 1985. Formerly with Bankers Trust and Baseline Financial Services.

Education: A.B., Brown University; M.B.A., Harvard University

Portfolio Update1

For the six months ended April 30, 2000, the Portfolio returned 5.87%. In comparison, the Standard & Poor's 500 Index ("S&P 500")2 returned 7.18% for the same period.

We take a long-term approach in selecting the Portfolio's investments. The Portfolio is, in our view, well diversified and invests in a wide range of industries generally representative of U.S. large capitalization stocks. When buying stocks, we believe the critical investment decision is judging the growth prospects of a company compared to its current valuations represented by price-to-earnings, price-to-cash flow and price-to-book ratios.3 This two-step selection process is commonly known as "growth at a reasonable price."

We manage the Portfolio's sector allocations with the objective of maintaining weightings that closely reflect the overall market. First, in selecting investments by the Portfolio, we measure each stock versus its weighting in the overall market that results in what we deem to be a well-diversified portfolio.

We continue to manage the Portfolio as a fully invested portfolio of stocks. As a result, cash (or short-term investments) comprised only 1.13% of total net assets as of April 30, 2000. Under most market conditions, we intend to continue our substantial commitment to stocks.

Over the last six months, we have meaningfully increased our holdings in the technology sector. The Portfolio's increase in technology holdings corresponds to a similar increase in the technology weighting of the overall U.S. stock market as measured by the S&P 500.

During the period, we purchased holdings in hardware companies such as Applied Materials, Compaq Computer, EMC, Sun Microsystems, Teradyne and Texas Instruments. We also purchased software companies such as Compuware, Oracle, Siebel Systems and Yahoo. Additionally, we also added two utility companies, Enron and Texas Utilities and we added Lehman Brothers Holdings, a global financial services company to the Portfolio's holdings.

During the period, we eliminated the Portfolio's holdings in Niagara Mohawk and U.S. West, two utility companies. We also sold the Portfolio's positions in two financial companies, UnumProvident and Hartford Financial Services, and eliminated the Portfolio's holdings in Too Inc, a retailer spun out from Limited.

The worldwide economy has continued to show signs of improvement over the last six months. The U.S. economy remains strong, with high employment, business investment and consumer spending. Economic growth continues throughout most of Europe and Asia and we

------------
1 References to the securities or percentages thereof held by the Portfolio, reflect the holdings of the Portfolio as of April 30, 2000. After such date this information may not reflect the Portfolio's current holdings. Thus, such information should not be relied upon for current prices of shares or for trading securities. Further, there is no assurance that the composition of the Portfolio's holdings will not materially change. Please refer to pages 34 through 37 for a complete list and the percentage breakdown of the Portfolio's holdings as of April 30, 2000.

2 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.

3 The price-to-earnings ratio is the price of a stock divided by its earnings per share. The price-to-cash flow is the current price divided by cash flow per share for the last 12 months. Cash flow is a measure of a company's financial health. It equals cash receipts minus cash payments over a given period of time. The price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities.

--------------------------------------------------------------------------------
14                                       2000 Semi-Annual Report to Shareholders
believe this growth should continue throughout this year.

The positive side of this economic strength is evident in corporate earnings reports. Most U.S. companies have continued to report earnings above many investment professionals' expectations, a trend that has been in place for the last couple of years. We believe that these stronger earnings have been an important support to the overall market.

Offsetting these positive factors are the actions of the Federal Reserve Board ("Fed") taken to slow the growth of the U.S. economy and forestall any inflationary pressures. As a result, the Fed has increased interest rates three times for a total of 75 basis points during the reporting period. Most recently on May 16, 2000, the Fed raised interest rates 50 basis points to 6.50% and it indicated that further rate increases may follow later this year.


--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            15

--------------------------------------------------------------------------------
                       Select Growth and Income Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain      Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns+++
================================================================================
4/30/00                $10.10      $10.67     $0.02        $0.00         5.87%
--------------------------------------------------------------------------------
9/15/99* -- 10/31/99    10.00       10.10      0.00         0.00         1.00
================================================================================
   Total                                      $0.02        $0.00
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)+++
--------------------------------------------------------------------------------

Six Months Ended 4/30/00                                                5.87%
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                                6.93
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return (unaudited)+
--------------------------------------------------------------------------------

9/15/99* through 4/30/00                                                6.93%
================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
16                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Select Growth and Income Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in the Select Growth and Income Portfolio vs. Standard & Poor's 500 Index+

--------------------------------------------------------------------------------

                         September 1999 -- April 2000

                                    [GRAPH]


                   Select Growth &
                   Income Portfolio        Standard & Poor's 500 Index
                   ----------------        ---------------------------
15-Sep-99               10,000                       10,000
   Sep-99                9,590                        9,726
   Oct-99               10,100                       10,342
   Nov-99               10,290                       10,552
   Dec-99                10863                       11,172
   Jan-00                10332                       10,611
   Feb-00                10092                       10,411
   Mar-00                10974                       11,429
30-Apr-00               10,693                       11,085


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Standard & Poor's 500 Index ("S&P 500") is an index of widely held common stocks listed on the New York and American Stock Exchanges and the over-the-counter markets. Figures for the S&P 500 include reinvestment of dividends. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Industry Diversification of Common Stock*
-----------------------------------------

                                    [GRAPH]

                     Consumer Non-Durables           5.3%
                     Consumer Services               5.5%
                     Electronic Technology          26.3%
                     Finance                        12.9%
                     Health Technology               9.3%
                     Processing Industries           6.2%
                     Retail Trade                    5.7%
                     Technology Services             6.3%
                     Utilities                      11.0%
                     Other                          11.5%

*    As a percentage of total common stock.


Investment Allocation as of April 30, 2000**
--------------------------------------------

                                    [GRAPH]

                     Repurchase Agreement            1.1%
                     Common Stock                   98.9%

**   As a percentage of total investments.


--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            17

--------------------------------------------------------------------------------
Select Government Portfolio
--------------------------------------------------------------------------------

The Select Government Portfolio ("Portfolio") seeks high current return consistent with the preservation of capital. The Portfolio invests primarily in government debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.1 These securities include U.S. Treasury securities, mortgage-related and asset-backed securities. Some government-guaranteed, mortgage-related securities are backed by the full faith and credit of the U.S. Treasury; some are supported by the right of the issuer to borrow from the U.S. government; and some are backed only by the credit of the issuer itself.

Portfolio Manager: James E. Conroy

[PHOTO]

Assumed management: September 15, 1999

Investment experience: More than 24 years

Background: Joined E. F. Hutton Co. Inc. in 1983. Formerly a portfolio manager for Equitable Asset Management and I.N.A. Securities.

Education: BA., Economics, Muhlenberg College

Portfolio Update

For the six months ended April 30, 2000, the Portfolio returned 0.53%. In comparison, the Lehman Brothers Government Index2 had a return of 2.25% for the same period.

In our view, the issues that significantly impacted the performance of the bond market during the period were the increase in interest rates by the Federal Reserve Board ("Fed"), the U.S. Treasury's buyback program, reduced inflows, investor concerns regarding credit quality, the extreme levels of market volatility and illiquidity.

The chart below shows the yields on U.S. Treasuries as of April 30, 2000 and October 31, 1999.

Yields from U.S. Treasury Securities

                                               4/30/00    10/31/99
                                               -------    --------
   2-Year U.S. Treasury Note                    6.71%       5.82%
   5-Year U.S. Treasury Note                    6.59%       5.98%
   10-Year U.S. Treasury Bonds                  6.27%       6.05%
   30-Year U.S. Treasury Bonds                  5.99%       6.18%

The Fed raised interest rates three times for a total of 75 basis points3 during the reporting period, and more recently, on May 16, 2000, raised interest rates additional 50 basis points to 6.50%. Furthermore, the Federal Open Market Committee, led by Alan Greenspan indicated at their last meeting that it will implement more rate increases in the months to come, if necessary. In addition, the plan by the U.S. Treasury to buy back more than $30 billion of its long-term debt obligations has led to reduced supply in the market. As such, the price of longer-term bonds increased in relation to their shorter-term counterparts, as reflected by an inverted yield curve. (The yield curve is a graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) Instead of a "normal" yield curve, with yields rising steadily along with the maturity of Treasury bonds, the highest yields were for shorter-term bonds.

The continued strength of the stock markets and the inverted yield curve have made investing in bonds challenging. However, it is our belief that the actions by the Fed may ultimately slow economic conditions and make bonds more appealing to many investors. Additionally, we think that long-term rates could possibly fall to 5.25% by the end of the year.

----------
1 Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Portfolio shares are not deposits or obligations of, or insured or guaranteed by the U.S. government, any financial institution, the Federal Deposit Insurance Corporation or any other agency, entity or person.

2 Lehman Brothers Government Index is a broad-based index of all public debt obligations of the U.S. government and its agencies that has as average maturity of roughly nine years. An investor cannot invest directly in an index.

3    A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
18                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                           Select Government Portfolio
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance
--------------------------------------------------------------------------------

                        Net Asset Value
                      --------------------
                      Beginning     End       Income   Capital Gain      Total
Period Ended          of Period  of Period  Dividends  Distributions  Returns+++
================================================================================
4/30/00                 $10.13     $10.02      $0.16       $0.00         0.53%
--------------------------------------------------------------------------------
9/15/99* -- 10/31/99     10.00      10.13       0.00        0.00         1.30
================================================================================
   Total                                       $0.16       $0.00
================================================================================

It is the Portfolio's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns (unaudited)+++
--------------------------------------------------------------------------------

Six Months Ended 4/30/00                                                0.53%
--------------------------------------------------------------------------------
9/15/99* through 4/30/00                                                1.84
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return (unaudited)+
--------------------------------------------------------------------------------

9/15/99* through 4/30/00                                                1.84%
================================================================================

+    Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*    Commencement of operations.


--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            19

--------------------------------------------------------------------------------
Select Government Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in the Select Government Portfolio vs. Lehman Brothers Government Index+

--------------------------------------------------------------------------------
                          September 1999 -- April 2000

                                    [GRAPH]

                   Select Government
                       Portfolio              Lehman Brothers
                   -----------------          ---------------
15-Sep-99               10,000                    10,000
   Sep-99               10,020                    10,081
   Oct-99               10,130                    10,097
   Nov-99               10,060                    10,083
   Dec-99                9,919                    10,017
   Jan-00                9,807                    10,031
   Feb-00                9,940                    10,174
   Mar-00               10,245                    10,353
30-Apr-00               10,184                    10,324


+ Hypothetical illustration of $10,000 invested on September 15, 1999 (commencement of operations), assuming the reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2000. The Lehman Brothers Government Index includes U.S. treasuries and agencies with maturities of one year or greater having a minimum outstanding principal of $100 million and are only fixed coupon securities. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

Investment Allocation as of April 30, 2000*
-------------------------------------------

                                  [GRAPH]

                     Repurchase Agreement            2.2%
                     U.S. Government Obligations    97.8%

*    As a percentage of total investments.

U.S. Treasury Securities are debt obligations of the United States Government. They are secured by the full faith and credit of the Federal Government, and include such instruments as Treasury bonds, notes and bills.

Mortgage-Backed Securities are debt securities issued by U.S. government agencies such as the Federal Home Loan Mortgage Corporation ("FHLMC"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA"). They represent thousands of individual home mortgages that are pooled to form securities. As homeowners pay interest and principal each month, these payments are passed on to investors. Mortgage-backed securities are backed by the full faith and credit of the issuing agency.


--------------------------------------------------------------------------------
20                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                              April 30, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
COMMON STOCK -- 100.0%

Auto and Transportation -- 2.5%
1,600   American Axle & Manufacturing Holdings, Inc.*                 $ 24,000
  417   CNF Transportation, Inc.                                        11,650
  400   Cognex Corp.*                                                   22,750
1,800   Copart, Inc.*                                                   31,050
1,700   Dura Automotive Systems, Inc.*                                  27,625
  579   Hayes Lemmerz International, Inc.*                               9,119
  681   Mesaba Holdings, Inc.*                                           8,513
  351   SkyWest, Inc.                                                   14,786
--------------------------------------------------------------------------------
                                                                       149,493
--------------------------------------------------------------------------------
Broadcast Media -- 1.8%
1,100   The Ackerley Group, Inc.                                        14,300
  600   Citadel Communications Corp.*                                   23,437
  300   Radio One, Inc.*                                                17,400
  529   Sirius Satellite Radio Inc.*                                    20,995
  800   Westwood One, Inc.                                              28,300
  235   WorldGate Communications, Inc.*                                  5,537
--------------------------------------------------------------------------------
                                                                       109,969
--------------------------------------------------------------------------------
Computer Software -- 5.5%
  900   AppliedTheory Corp.*                                             9,900
  400   Aspect Development, Inc.                                        27,650
  800   BindView Development Corp.*                                      6,450
1,887   BroadVision, Inc.*                                              82,910
1,000   Exchange Applications, Inc.*                                    12,187
3,074   Informix Corp.*                                                 33,814
1,100   Mercury Interactive Corp.*                                      99,000
  200   Micromuse, Inc.*                                                19,625
  800   MicroStrategy, Inc.*                                            20,700
  400   Open Market, Inc.*                                               4,125
  500   Peregrine Systems, Inc.*                                        12,031
--------------------------------------------------------------------------------
                                                                       328,392
--------------------------------------------------------------------------------
Consumer Discretionary -- 13.3%
1,066   99 Cents Only Stores*                                           40,108
  549   Action Performance Co., Inc.*                                    5,078
  773   Apollo Group, Inc., Class A Shares*                             22,417
  610   Bebe Stores Inc.*                                                5,566
  508   Blyth Industries, Inc.*                                         15,081
1,972   The Bombay Co., Inc.*                                            7,149
  712   Borders Group, Inc.*                                            11,303
  996   CEC Entertainment, Inc.*                                        29,880
  361   Central Newspapers, Inc., Class A Shares                        11,078
  930   Church & Dwight Co., Inc.                                       16,624
  356   Claire's Stores, Inc.                                            6,564
  691   Complete Business Solutions, Inc.*                              15,807
  330   Consolidated Graphics, Inc.*                                     3,898
  600   CoStar Group Inc.*                                              14,391
  244   Cox Radio, Inc., Class A Shares*                                17,690
  722   Day Runner, Inc.*                                                  745

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Consumer Discretionary -- 13.3% (continued)
  981      The Dial Corp.                                             $ 13,673
  351      Dollar Tree Stores, Inc.*                                    20,314
  752      Emmis Communications Corp., Class A shares*                  31,960
  813      Ethan Allen Interiors, Inc.                                  21,697
  737      Family Golf Centers, Inc.*                                      276
  996      Furniture Brands International, Inc.*                        18,613
  800      Getty Images, Inc.*                                          24,300
  417      Houghton Mifflin Co.                                         17,332
1,200      Interim Services Inc.*                                       20,550
  554      International Game Technology*                               13,504
1,078      Jack in the Box Inc.*                                        26,411
  834      Jones Apparel Group, Inc.*                                   24,759
  768      Jostens, Inc.                                                18,960
  855      Launch Media Inc.*                                            8,924
  661      Linens `n Things, Inc.*                                      20,408
  686      Metamor Worldwide, Inc.*                                     13,291
  773      Navigant Consulting, Inc.*                                    7,682
  376      Outback Steakhouse, Inc.*                                    12,314
  952      Pacific Sunwear of California, Inc.*                         32,428
  534      Performance Food Group Co.*                                  14,084
  732      Pre-Paid Legal Services, Inc.*                               23,424
  529      Regis Corp.                                                   6,183
  895      Rent-Way, Inc.*                                              23,214
  874      Ross Stores, Inc.                                            18,136
1,749      Samsonite Corp.*                                              9,182
  940      Shaw Industries, Inc.                                        14,864
  371      Sotheby's Holdings, Inc., Class A Shares                      6,145
2,000      The Source Information Management Co.*                       29,500
1,000      TeleTech Holdings, Inc.*                                     32,625
  498      Tupperware Corp.                                              9,400
  518      United Stationers, Inc.                                      17,288
1,800      WMS Industries Inc.*                                         15,750
--------------------------------------------------------------------------------
                                                                       790,570
--------------------------------------------------------------------------------
Consumer Staples -- 0.5%
1,917      The Earthgrains Co.                                          26,958
--------------------------------------------------------------------------------
Electronic - Components-- 13.5%
  529      Adobe Systems Inc.                                           63,976
  800      Alpha Industries, Inc.                                       41,600
  300      ANADIGICS, Inc.*                                             22,575
  900      Apex Inc.*                                                   26,606
  900      Burr-Brown Corp.*                                            61,312
  905      C-Cube Microsystems Inc.*                                    58,146
  400      Credence Systems Corp.*                                      57,100
  200      Cree, Inc.*                                                  29,100
  700      Dallas Semiconductor Corp.                                   30,056
  600      Emulex Corp.*                                                27,225
  294      Flextronics International Ltd.*                              20,653
  800      In Focus Systems, Inc.*                                      23,950
4,500      Iomega Corp.*                                                16,031

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Electronic - Components -- 13.5% (continued)
  500      Lattice Semiconductor Corp.*                               $ 33,688
  300      Micrel, Inc.*                                                25,950
  700      PerkinElmer, Inc.                                            38,325
  300      RadiSys Corp.*                                               12,413
  500      SanDisk Corp.*                                               45,813
1,200      Sensormatic Electronics Corp.*                               20,025
  600      TranSwitch Corp.*                                            52,838
  600      TriQuint Semiconductor, Inc.*                                61,688
  500      Varian Semiconductor Equipment Associates, Inc.              33,625
--------------------------------------------------------------------------------
                                                                       802,695
--------------------------------------------------------------------------------
Finance -- 8.0%
  930      Affiliated Managers Group, Inc.*                             37,316
2,038      AmeriCredit Corp.*                                           38,085
  234      Astoria Financial Corp.                                       6,450
  379      Commerce Bancorp Inc.                                        15,042
  651      Community First Bankshares, Inc.                             10,986
  361      Dain Rauscher Corp.                                          22,359
1,159      Doral Financial Corp.                                        13,836
  564      Eaton Vance Corp.                                            23,864
  534      Fidelity National Financial, Inc.                             7,876
  341      The FINOVA Group, Inc.                                        4,369
  524      FPIC Insurance Group Inc.*                                    7,532
  269      Greater Bay Bancorp                                          11,437
  539      GreenPoint Financial Corp.                                   10,039
  839      HCC Insurance Holdings, Inc.                                  9,858
  696      HSB Group, Inc.                                              20,184
  482      Hudson United Bancorp                                        10,875
  559      Metris Cos., Inc.                                            20,963
1,027      North Fork Bancorporation, Inc.                              16,625
  696      Oriental Financial Group, Inc.                               11,832
1,500      Pacific Century Financial Corp.                              30,844
  600      Pinnacle Holdings Inc.*                                      33,713
  569      Queens County Bancorp Inc.                                   11,558
  447      Radian Group Inc.                                            22,769
  356      S1 Corp.*                                                    19,335
  330      Silicon Valley Bancshares*                                   20,378
  315      Southwest Securities Group, Inc.                             12,954
  854      Sovereign Bancorp, Inc.                                       5,871
  910      United Bankshares, Inc.                                      19,849
--------------------------------------------------------------------------------
                                                                       476,799
--------------------------------------------------------------------------------
Health Care -- 14.3%
  200      Abgenix, Inc.*                                               17,912
  156      Affymetrix, Inc.*                                            21,070
  935      Bergen Brunswig Corp., Class A Shares                         4,675
  661      CareMatrix Corp.*                                               620
1,200      CONMED Corp.*                                                31,350
  727      Cooper Cos., Inc.                                            24,445
2,043      Covance Inc.*                                                18,770

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Health Care -- 14.3% (continued)
  800      Cytyc Corp.*                                               $ 35,800
  100      Enzo Biochem, Inc.*                                           4,050
  788      Enzon, Inc.*                                                 29,353
  498      Forest Laboratories, Inc.*                                   41,863
  569      Gilead Sciences Inc.*                                        30,833
1,210      Hanger Orthopedic Group Inc.*                                 6,050
  576      Human Genome Sciences, Inc.*                                 44,100
  752      IDEC Pharmaceuticals Corp.*                                  48,128
  300      ImClone Systems Inc.*                                        27,300
  250      Incyte Pharmaceuticals, Inc.*                                19,250
1,232      InfoCure Corp.*                                              11,242
1,068      Jones Pharma Inc.                                            30,772
  675      King Pharmaceuticals, Inc.*                                  33,328
1,621      Ligand Pharmaceuticals Inc., Class B Shares*                 21,681
  895      Medicis Pharmaceuticals Corp., Class A Shares*               39,156
  737      MedQuist Inc.*                                               26,117
1,100      Mentor Corp.                                                 19,456
  810      Millennium Pharmaceuticals, Inc.*                            64,294
  534      Ocular Sciences, Inc.*                                        8,844
1,139      Omnicare, Inc.                                               17,299
1,200      Orthodontic Centers of America, Inc.*                        25,425
  646      Pharmaceutical Product Development, Inc.*                    10,861
1,154      PSS World Medical, Inc.*                                      9,917
  651      Res-Care, Inc.*                                               7,120
3,777      SICOR Inc.*                                                  42,727
  630      STERIS Corp.*                                                 5,670
  752      Sunrise Assisted Living, Inc.*                               11,844
  895      Sybron International Corp.*                                  27,857
  615      Transkaryotic Therapies, Inc.*                               18,412
  259      Universal Health Services, Inc., Class B Shares*             14,180
--------------------------------------------------------------------------------
                                                                       851,771
--------------------------------------------------------------------------------
Internet Content -- 1.4%
  151      go.com*                                                       2,038
  600      Go2Net, Inc.*                                                35,700
  850      VerticalNet, Inc.*                                           45,900
--------------------------------------------------------------------------------
                                                                        83,638
--------------------------------------------------------------------------------
Materials and Processing -- 5.6%
2,008      Airgas, Inc.*                                                11,797
1,300      Astec Industries, Inc.*                                      32,662
1,800      Aviation Sales Co.*                                           6,862
  564      Centex Construction Products, Inc.                           17,413
  386      Cousins Properties, Inc.                                     15,150
  977      Encompass Services Corp.*                                     6,778
  412      Federal Realty Investment Trust                               8,755
  300      Harmonic Inc.*                                               22,144
  600      Helix Technology Corp.                                       30,637
  124      Huttig Building Products, Inc.*                                 542
  595      NL Industries, Inc.                                           9,669
  402      NVR Inc.*                                                    25,025

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
24                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Materials and Processing -- 5.6% (continued)
  457      Reckson Associates Realty Corp.                            $  9,169
  341      The Rouse Co.                                                 7,992
  900      Spartech Corp.                                               31,275
1,098      Stillwater Mining Co.*                                       30,744
  305      USG Corp.                                                    12,734
  559      Vornado Realty Trust                                         19,286
1,800      Waste Connections, Inc.*                                     22,500
1,083      Wausau-Mosinee Paper Corp.                                   13,131
--------------------------------------------------------------------------------
                                                                       334,265
--------------------------------------------------------------------------------
Other Energy -- 1.5%
  818      Barrett Resources Corp.*                                     25,971
  691      Basin Exploration Inc.*                                       9,674
  285      Devon Energy Corp.                                           13,733
  839      Friede Goldman International, Inc.*                           5,191
  498      Ocean Energy, Inc.*                                           6,443
  712      Plains Resources Inc.*                                       10,102
  854      R&B Falcon Corp.*                                            17,721
--------------------------------------------------------------------------------
                                                                        88,835
--------------------------------------------------------------------------------
Producer Durables -- 2.8%
  427      C&D Technology, Inc.                                         27,515
  849      CommScope, Inc.*                                             40,327
  341      Jacobs Engineering Group, Inc.*                              10,678
  778      Kellstrom Industries, Inc.*                                   3,148
  752      The Kroll-O'Gara Co.*                                         5,781
  600      Lennar Corp.                                                 11,175
  722      Manitowoc Co., Inc.                                          23,961
  951      Mettler-Toledo International Inc.*                           32,810
  325      Nordson Corp.                                                14,523
--------------------------------------------------------------------------------
                                                                       169,918
--------------------------------------------------------------------------------
Technology -- 23.5%
  574      ADTRAN, Inc.*                                                38,781
   91      Allegiance Telecom, Inc.*                                     6,438
1,091      American Management Systems, Inc.*                           40,367
1,774      Amkor Technology, Inc.*                                     108,547
1,535      AnswerThink Consulting Group, Inc.*                          29,549
  767      Aspen Technology, Inc.*                                      27,133
1,392      AVT Corp.*                                                   15,399
  386      Black Box Corp.*                                             29,698
  793      CACI International Inc., Class A Shares*                     18,586
  513      Carrier Access Corp.*                                        22,380
  290      CIBER, Inc.*                                                  5,238
  880      Cognizant Technology Solutions Corp.*                        40,370
  488      Concentric Network Corp.*                                    21,228
1,530      Cypress Semiconductor Corp.*                                 79,464
  793      Diamond Technology Partners, Inc.*                           62,746
  259      DST Systems, Inc.*                                           19,215
  835      Dycom Industries, Inc.*                                      43,420
  935      E*Trade Group, Inc.*                                         20,102

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                             25

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                           Select Small Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Technology -- 23.5% (continued)
  936      Electro Scientific Industries, Inc.*                     $   59,026
  890      Fiserv, Inc.*                                                40,884
  200      hi/fn, inc.*                                                  6,787
  835      iGATE Capital Corp.*                                         25,050
  500      ISS Group, Inc.*                                             45,219
1,632      Lam Research Corp.*                                          74,868
  549      MasTec, Inc.*                                                47,420
2,155      Mentor Graphics Corp.*                                       28,284
1,032      National Computer Systems, Inc.                              53,084
  740      Network Appliance, Inc.*                                     54,714
  204      Network Solutions, Inc.*                                     30,192
  712      Policy Management Systems Corp.*                              9,434
  800      Rare Medium Group, Inc.*                                     16,450
1,215      Read-Rite Corp.*                                              3,645
  951      RWD Technologies, Inc.*                                       7,608
  600      Sanchez Computer Associates, Inc.*                           11,625
  696      Sawtek, Inc.*                                                33,278
  904      SCI Systems, Inc.*                                           48,138
  361      SCM Microsystems, Inc.*                                      28,564
1,815      SpeedFam-IPEC, Inc.*                                         28,700
  437      Visual Networks, Inc.*                                       17,043
1,164      Wind River Systems Inc.*                                     49,688
  534      Xircom, Inc.*                                                21,060
  579      Zebra Technologies Corp.*                                    33,003
--------------------------------------------------------------------------------
                                                                     1,402,425
--------------------------------------------------------------------------------
Telecommunications and Equipment -- 3.9%
1,200      Advanced Fibre Communications, Inc.*                         54,825
  900      Digital Microwave Corp.*                                     33,244
  874      Inter-Tel, Inc.                                              17,698
  500      InterDigital Communication Corp.*                            10,344
1,327      InterVoice-Brite, Inc.*                                      21,149
  200      Leap Wireless International, Inc.*                           10,275
  500      Polycom, Inc.*                                               39,563
  137      Powerwave Technologies, Inc.*                                28,505
  200      Terayon Communication Systems, Inc.*                         18,600
--------------------------------------------------------------------------------
                                                                       234,203
--------------------------------------------------------------------------------
Utilities -- 1.9%
  712      CenturyTel, Inc.                                             17,444
  635      Global TeleSystems Group, Inc.*                               9,247
  995      Intermedia Communications, Inc.*                             40,546
  925      ITC/DeltaCom, Inc.*                                          30,409
2,384      Paging Network, Inc.*                                         4,023
  351      US LEC Corp., Class A Shares*                                 9,170
--------------------------------------------------------------------------------
                                                                       110,839
--------------------------------------------------------------------------------
           TOTAL INVESTMENTS -- 100%
           (Cost-- $5,385,751**)                                    $5,960,770
================================================================================

 * Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
26                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 92.3%
Building Materials -- 1.4%
1,255      Vulcan Materials Co.                                       $ 54,985
--------------------------------------------------------------------------------
Commercial Services -- 4.0%
  620      Advent Software, Inc.*                                       32,550
2,408      FactSet Research Systems Inc.                                69,230
1,600      Valassis Communications, Inc.*                               54,500
--------------------------------------------------------------------------------
                                                                       156,280
--------------------------------------------------------------------------------
Consumer Durable -- 4.2%
  880      Electronic Arts, Inc.*                                       53,240
1,150      Harley-Davidson, Inc.                                        45,784
  585      SPX Corp.                                                    64,277
--------------------------------------------------------------------------------
                                                                       163,301
--------------------------------------------------------------------------------
Consumer Non-Durables -- 2.8%
2,090      Keebler Foods Co.*                                           65,704
2,000      The Pepsi Bottling Group, Inc.                               43,125
--------------------------------------------------------------------------------
                                                                       108,829
--------------------------------------------------------------------------------
Consumer Services -- 6.1%
  700      Cablevision Systems Corp., Class A Shares*                   47,381
  650      Entercom Communications Corp.*                               27,625
2,600      Imax Corp.*                                                  59,800
2,370      Premier Parks, Inc.                                          51,103
1,050      Spanish Broadcasting System, Inc.*                           19,622
  300      Univision Communications, Inc.*                              32,775
--------------------------------------------------------------------------------
                                                                       238,306
--------------------------------------------------------------------------------
Energy -- 2.6%
  800      Anadarko Petroleum Corp.                                     34,750
1,715      Newfield Exploration Co.*                                    69,672
--------------------------------------------------------------------------------
                                                                       104,422
--------------------------------------------------------------------------------
Finance -- 15.5%
2,680      ACE Ltd.                                                     64,152
1,445      Ambac Financial Group, Inc.                                  69,360
2,700      Annuity and Life Re Holdings, Ltd.                           58,388
  950      Arthur J. Gallagher & Co.                                    35,387
1,000      Capital One Financial Corp.                                  43,750
  880      Commerce Bancorp, Inc.                                       34,925
1,300      Countrywide Credit Industries, Inc.                          35,912
1,750      IndyMac Mortgage Holdings, Inc.                              22,859
  600      Marshall & Ilsley Corp.                                      27,862
1,854      Nationwide Financial Services, Inc.                          51,680
1,300      North Fork Bancorporation, Inc.                              21,044
  650      Providian Financial Corp.                                    57,241
  250      State Street Corp.                                           24,219
  397      Waddell & Reed Financial, Inc.                               10,583
1,075      XL Capital, Ltd., Class A Shares                             51,197
--------------------------------------------------------------------------------
                                                                       608,559
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              27

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Health Care - Drugs -- 5.6%
  155      Affymetrix, Inc.*                                          $ 20,934
  425      Forest Laboratories, Inc.*                                   35,726
  200      Genentech, Inc.*                                             23,400
  260      MedImmune, Inc.*                                             41,584
  150      Millennium Pharmaceuticals, Inc.*                            11,906
  970      Sepracor, Inc.*                                              89,240
--------------------------------------------------------------------------------
                                                                       222,790
--------------------------------------------------------------------------------
Health Care - Services -- 1.1%
  565      Wellpoint Health Networks Inc.*                              41,669
--------------------------------------------------------------------------------
Industrial Services -- 7.1%
  550      The AES Corp.                                                49,466
  830      BJ Services Co.*                                             58,307
  400      Calpine Corp.*                                               36,600
  830      Cooper Cameron Corp.*                                        62,250
1,330      Diamond Offshore Drilling, Inc.                              53,616
  500      Weatherford International, Inc.*                             20,313
--------------------------------------------------------------------------------
                                                                       280,552
--------------------------------------------------------------------------------
Process Industries -- 2.3%
1,075      Bowater Inc.                                                 59,125
  850      Ecolab Inc.                                                  33,203
--------------------------------------------------------------------------------
                                                                        92,328
--------------------------------------------------------------------------------
Producer Manufacturing -- 2.9%
  500      Grant Prideco, Inc.*                                          9,625
1,331      Molex Inc., Class A Shares                                   53,240
1,555      Mueller Industries, Inc.*                                    51,218
--------------------------------------------------------------------------------
                                                                       114,083
--------------------------------------------------------------------------------
Retail -- 2.4%
  950      Bed Bath & Beyond Inc.*                                      34,853
  400      Best Buy Co., Inc.*                                          32,300
  450      Dollar Tree Stores, Inc.*                                    26,044
--------------------------------------------------------------------------------
                                                                        93,197
--------------------------------------------------------------------------------
Technology -- 26.6%
    5      724 Solutions, Inc.*                                            253
  800      ADC Telecommunications, Inc.*                                48,600
   20      Aether Systems, Inc.*                                         3,329
  350      Altera Corp*                                                 35,787
  350      Applied Micro Circuits Corp.*                                45,106
  400      Atmel Corp.*                                                 19,575
   25      Avanex Corp.*                                                 3,047
  400      Citrix Systems, Inc.*                                        24,425
  200      CMGI Inc.*                                                   14,250
   30      eBay, Inc.*                                                   4,776
1,500      Fiserv, Inc.*                                                68,906
  120      InfoSpace, Inc.*                                              8,617
  805      Intuit, Inc.*                                                28,930

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
28                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)                   April 30, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Technology -- 26.6% (continued)
  550      Jabil Circuit, Inc.*                                     $   22,516
   90      Juniper Networks, Inc.*                                      19,142
  800      L-3 Communications Holdings, Inc.*                           42,600
  360      Lexmark International Group, Inc., Class A Shares*           42,480
1,200      Linear Technology Corp.                                      68,550
1,200      Maxim Integrated Products, Inc.*                             77,775
  425      Mercury Interactive Corp.*                                   38,250
  200      NBC Internet, Inc., Class A Shares*                           4,625
  350      Novellus Systems, Inc.*                                      23,341
   25      Palm, Inc.*                                                     681
  100      PMC-Sierra, Inc.*                                            19,188
  400      Project Software & Development, Inc.*                        12,200
  575      Sanmina Corp.*                                               34,536
  680      Siebel Systems, Inc.*                                        83,555
  150      Snowball.Com, Inc.*                                             544
  405      Teradyne, Inc.*                                              44,550
  835      VERITAS Software Corp.*                                      89,567
  200      VerticalNet, Inc.*                                           10,800
  700      Waters Corp.*                                                66,325
   10      webMethods, Inc.*                                               900
  500      Xilinx, Inc.*                                                36,625
--------------------------------------------------------------------------------
                                                                     1,044,351
--------------------------------------------------------------------------------
Telecommunications -- 3.1%
1,675      CenturyTel, Inc.                                             41,037
  115      COLT Telecom Group PLC, Sponsored ADR*                       19,636
  600      Covad Communications Group, Inc.*                            16,650
  505      Intermedia Communications Inc.*                              20,579
   80      Net2000 Communications, Inc.*                                 1,180
  450      Time Warner Telecom Inc., Class A Shares*                    24,638
--------------------------------------------------------------------------------
                                                                       123,720
--------------------------------------------------------------------------------
Transportation -- 2.2%
  690      Kansas City Southern Industries, Inc.                        49,594
2,000      Knightsbridge Tanker Ltd.                                    37,250
--------------------------------------------------------------------------------
                                                                        86,844
--------------------------------------------------------------------------------
Utilities -- 2.4%
  575      The Coastal Corp.                                            28,858
  500      Dynegy Inc., Class A Shares                                  32,719
  700      The Montana Power Co.                                        30,845
--------------------------------------------------------------------------------
                                                                        92,422
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $2,956,660)                                      3,626,638
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              29

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                            Select Mid Cap Portfolio

FACE
AMOUNT                             SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.7%
$304,000   Morgan Stanley Dean Witter & Co., 5.680%
             due 5/1/00; Proceeds at maturity -- $304,144;
             (Fully collateralized by U.S. Treasury Bonds,
             9.250% due 2/15/16; Market value -- $310,402)
             (Cost -- $304,000)                                     $  304,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $3,260,660**)                                   $3,930,638
================================================================================

*  Non-income producing security.
** Aggregate cost for Federal income tax purposes is substantially the same.



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
30                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                             Select Growth Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
COMMON STOCK -- 98.0%
Consumer Durables -- 1.9%
  475      Electronic Arts, Inc.*                                     $ 28,738
  800      SPX Corp.                                                    87,900
--------------------------------------------------------------------------------
                                                                       116,638
--------------------------------------------------------------------------------
Consumer Non-Durables -- 3.5%
1,200      The Coca-Cola Co.                                            56,475
  700      Colgate-Palmolive Co.                                        39,988
  900      The Gillette Co.                                             33,300
  400      Keebler Foods Co.*                                           12,575
  350      McDonald's Corp.                                             13,344
  800      PepsiCo, Inc.                                                29,350
  500      The Procter & Gamble Co.                                     29,813
--------------------------------------------------------------------------------
                                                                       214,845
--------------------------------------------------------------------------------
Consumer Services -- 7.3%
  300      AMFM Inc.*                                                   19,913
1,550      CBS Corp.*                                                   91,063
1,800      Cendant Corp.*                                               27,788
  400      Clear Channel Communications, Inc.*                          28,800
1,000      Cox Communications, Inc.*                                    42,813
  900      MediaOne Group, Inc.*                                        68,063
1,200      Time Warner Inc.                                            107,925
  200      United Parcel Service, Inc., Class B Shares                  13,300
1,100      The Walt Disney Co.                                          47,644
--------------------------------------------------------------------------------
                                                                       447,309
--------------------------------------------------------------------------------
Energy -- 4.8%
  992      BP Amoco PLC, Sponsored ADR                                  50,592
  800      Burlington Resources Inc.                                    31,450
  300      Chevron Corp.                                                25,538
1,300      Conoco Inc., Class A Shares                                  30,956
  300      Enron Corp.                                                  20,906
1,328      Exxon Corp.                                                 103,169
  500      Royal Dutch Petroleum Co., NY Shares                         28,688
--------------------------------------------------------------------------------
                                                                       291,299
--------------------------------------------------------------------------------
Finance -- 15.3%
  700      Ace Ltd.                                                     16,756
1,500      AMBAC Financial Group, Inc.                                  72,000
  850      American International Group, Inc.                           93,234
1,800      Annuity and Life Re Holdings, Ltd.                           38,925
  800      AXA Financial, Inc.                                          26,100
  900      Bank of America Corp.                                        44,100
   21      Berkshire Hathaway Inc., Class B Shares*                     40,239
1,800      Capital One Financial Corp.                                  78,750
1,700      The Chase Manhattan Corp.                                   122,506
1,750      Countrywide Credit Industries, Inc.                          48,344
1,000      Fannie Mae                                                   60,312
3,200      IndyMac Mortgage Holdings, Inc.                              41,800
  600      Morgan Stanley Dean Witter & Co.                             46,050
  900      Providian Financial Corp.                                    79,256


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              31

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                             Select Growth Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Finance -- 15.3% (continued)
  950      Wells Fargo Co.                                            $ 39,009
1,750      XL Capital Ltd.                                              83,344
--------------------------------------------------------------------------------
                                                                       930,725
--------------------------------------------------------------------------------
Health Care -- 11.1%
  230      Affymetrix, Inc.*                                            31,064
  600      American Home Products Corp.                                 33,712
1,000      Bristol-Myers Squibb Co.                                     52,438
  300      Genentech, Inc.*                                             35,100
  700      Johnson & Johnson                                            57,750
2,000      Merck & Co., Inc.                                           139,000
2,000      Pfizer Inc.                                                  84,250
1,100      Pharmacia Corp.                                              54,931
1,085      Sepracor Inc.*                                               99,820
  800      Warner-Lambert Co.                                           91,050
--------------------------------------------------------------------------------
                                                                       679,115
--------------------------------------------------------------------------------
Industrial Services -- 2.8%
1,400      The AES Corp.*                                              125,912
1,000      Halliburton Co.                                              44,188
--------------------------------------------------------------------------------
                                                                       170,100
--------------------------------------------------------------------------------
Insurance -- 0.9%
1,100      AFLAC, Inc.                                                  53,693
--------------------------------------------------------------------------------
Producer Manufacturing -- 5.6%
  200      Alcoa, Inc.                                                  12,975
  110      The Dow Chemical Co.                                         12,430
  500      E.I. du Pont de Nemours and Co.                              23,719
1,400      General Electric Co.                                        220,150
  200      International Paper Co.                                       7,350
  200      Minnesota Mining and Manufacturing Co.                       17,300
1,000      Tyco International Ltd.                                      45,937
--------------------------------------------------------------------------------
                                                                       339,861
--------------------------------------------------------------------------------
Retail -- 5.0%
  500      The Home Depot, Inc.                                         28,031
  500      The Kroger Co.*                                               9,281
  700      Lowe's Cos., Inc.                                            34,650
  600      Safeway Inc.*                                                26,475
  800      Target Corp.                                                 53,250
1,400      The TJX Cos., Inc.                                           26,863
2,300      Wal-Mart Stores, Inc.                                       127,363
--------------------------------------------------------------------------------
                                                                       305,913
--------------------------------------------------------------------------------
Software -- 5.6%
2,200      Microsoft Corp.*                                            153,450
2,100      Oracle Corp.*                                               167,868
  190      VERITAS Software Corp.*                                      20,380
--------------------------------------------------------------------------------
                                                                       341,698
--------------------------------------------------------------------------------
Technology -- 25.1%
   12      Agilent Technologies, Inc.*                                   1,064
1,900      America Online, Inc.*                                       113,643


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
32                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                             Select Growth Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Technology -- 25.1% (continued)
     850   Applied Materials, Inc.*                                 $   86,541
   4,200   Cisco Systems, Inc.*                                        291,178
     670   Citrix Systems, Inc.*                                        40,912
     500   Corning Inc.                                                 98,750
     900   Dell Computer Corp.*                                         45,112
     900   EMC Corp.*                                                  125,043
   1,475   Intel Corp.                                                 187,048
     900   International Business Machines Corp.                       100,463
     600   Lexmark International Group, Inc., Class A Shares*           70,800
     800   Linear Technology Corp.                                      45,700
   1,200   Lucent Technologies Inc.                                     74,625
   1,400   Sun Microsystems, Inc.*                                     128,713
     200   Texas Instruments, Inc.                                      32,575
     700   Xilinx, Inc.*                                                51,275
     300   Yahoo! Inc.*                                                 39,075
--------------------------------------------------------------------------------
                                                                     1,532,517
--------------------------------------------------------------------------------
Telecommunications and Equipment -- 2.9%
     400   Motorola, Inc.                                               47,625
   1,100   Nokia Oyj, Sponsored ADR                                     62,562
     250   Nortel Networks Corp.                                        28,313
     320   QUALCOMM Inc.*                                               34,700
--------------------------------------------------------------------------------
                                                                       173,200
--------------------------------------------------------------------------------
Transportation -- 0.2%
     800   Knightsbridge Tankers Ltd.                                   14,900
--------------------------------------------------------------------------------
Utilities -- 6.0%
   1,100   AT&T Corp.                                                   51,356
     150   AT&T Wireless Group*                                          4,772
     600   Bell Atlantic Corp.                                          35,550
   1,800   MCI WorldCom, Inc.*                                          81,787
   1,025   Qwest Communications International Inc.*                     44,459
   1,700   SBC Communications Inc.                                      74,481
     400   Sprint Corp.                                                 24,600
     900   Sprint Corp. (PCS Group)                                     49,500
--------------------------------------------------------------------------------
                                                                       366,505
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $5,038,635)                                      5,978,318
================================================================================

 FACE
AMOUNT                             SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 2.0%
$124,000   Morgan Stanley Dean Witter & Co., 5.680%
             due 5/1/00; Proceeds at maturity -- $124,059;
             (Fully collateralized by U.S. Treasury Bonds,
             9.250% due 2/15/16; Market value -- $126,611)
             (Cost -- $124,000)                                       124,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $5,162,635**)                                  $6,102,318
================================================================================

*   Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              33

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                             Select Growth Portfolio


SHARES                             SECURITY                             VALUE
================================================================================
COMMON STOCK -- 98.9%
Commercial Services -- 0.8%
     600   SUPERVALU Inc.                                             $ 12,412
     300   W.W. Grainger, Inc.                                          13,013
--------------------------------------------------------------------------------
                                                                        25,425
--------------------------------------------------------------------------------
Consumer Durables -- 2.0%
     600   Ford Motor Co.                                               32,812
     300   General Motors Corp.                                         28,088
--------------------------------------------------------------------------------
                                                                        60,900
--------------------------------------------------------------------------------
Consumer Non-Durables -- 5.3%
     400   The Coca-Cola Co.                                            18,825
     700   ConAgra, Inc.                                                13,212
     600   General Mills, Inc.                                          21,825
     100   The Gillette Co.                                              3,700
     500   Kimberly-Clark Corp.                                         29,031
     800   PepsiCo, Inc.                                                29,350
     200   The Procter & Gamble Co.                                     23,850
     400   Quaker Oats Co.                                              13,038
     300   V.F. Corp.                                                    8,475
--------------------------------------------------------------------------------
                                                                       161,306
--------------------------------------------------------------------------------
Consumer Services -- 5.5%
     400   Comcast Corp., Class A Shares*                               16,025
     500   Cox Communications, Inc., Class A Shares                     21,406
     400   H&R Block, Inc.                                              16,725
     300   Knight-Ridder, Inc.                                          14,719
     300   McDonald's Corp.                                             11,438
     500   The New York Times Co., Class A Shares                       20,594
     400   The Reader's Digest Association, Inc., Class A Shares        12,800
     600   Viacom Inc., Class B Shares*                                 32,625
     500   The Walt Disney Co.                                          21,656
--------------------------------------------------------------------------------
                                                                       167,988
--------------------------------------------------------------------------------
Electronic Technology -- 26.0%
     200   Applied Materials, Inc.                                      20,362
     500   Automatic Data Processing, Inc.                              26,906
   1,600   Cisco Systems, Inc.*                                        110,925
     300   Compaq Computer Corp.                                         8,775
     700   Compuware Corp.                                               8,794
     900   Dell Computer Corp.*                                         45,113
     100   EMC Corp.                                                    13,894
     500   General Dynamics Corp.                                       29,250
     400   Hewlett-Packard Co.                                          54,000
     500   Honeywell International Inc.                                 28,000
   1,000   Intel Corp.                                                 126,812
     600   International Business Machines Corp.                        66,975
     200   Lexmark International Group, Inc.*                           23,600
     500   Lucent Technologies Inc.                                     31,094
     300   Motorola, Inc.                                               35,719
     200   Oracle Corp.*                                                15,988


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
34                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Electronic Technology -- 26.0% (continued)
     600   SCI Systems, Inc.*                                         $ 31,950
     400   Seagate Technology, Inc.*                                    20,325
     300   Telefonaktiebolaget LM Ericsson ADR                          26,531
     200   Teradyne, Inc.*                                              22,000
     100   Texas Instruments Inc.                                       16,288
     700   Unisys Corp.*                                                16,231
     300   United Technologies Corp.                                    18,656
--------------------------------------------------------------------------------
                                                                       798,188
--------------------------------------------------------------------------------
Energy Minerals -- 3.3%
     700   Conoco Inc., Class A Shares                                  16,669
     800   Exxon Mobil Corp.                                            62,150
     900   USX-Marathon Group                                           20,981
--------------------------------------------------------------------------------
                                                                        99,800
--------------------------------------------------------------------------------
Finance -- 12.8%
     300   A.G. Edwards & Son, Inc.                                     11,288
     700   The Allstate Corp.                                           16,538
     100   American International Group, Inc.                           10,969
     600   AXA Financial, Inc.                                          19,575
     500   Bank of America Corp.                                        24,500
     525   The Bear Stearns Cos. Inc.                                   22,509
     400   Chase Manhattan Corp.                                        28,825
     300   CIGNA Corp.                                                  23,925
     700   Conseco, Inc.                                                 3,806
     200   Fannie Mae                                                   12,062
     400   First Union Corp.                                            12,750
     473   Fleet Boston Financial Corp.                                 16,762
     200   Goldman Sachs Group, Inc.                                    18,650
     700   GreenPoint Financial Corp.                                   13,037
     200   J.P. Morgan & Co., Inc.                                      25,675
     700   KeyCorp                                                      12,950
     100   Lehman Brothers Holdings Inc.                                 8,206
     600   Morgan Stanley Dean Witter & Co.                             46,050
     400   PNC Financial Services Group                                 17,450
     500   Starwood Hotels & Resorts Worldwide, Inc.                    14,219
     600   UnionBanCal Corp.                                            16,612
     600   Washington Mutual Inc.                                       15,338
--------------------------------------------------------------------------------
                                                                       391,696
--------------------------------------------------------------------------------
Health Services -- 1.1%
     700   Columbia/HCA Healthcare Corp.                                19,906
     200   Wellpoint Health Networks Inc.*                              14,750
--------------------------------------------------------------------------------
                                                                        34,656
--------------------------------------------------------------------------------
Health Technology -- 9.2%
     300   Abbott Laboratories                                          11,531
     100   American Home Products Corp.                                  5,619
     600   Amgen Inc.*                                                  33,600
     100   Baxter International Inc.                                     6,512
     300   Biogen, Inc.                                                 17,644
     400   Bristol-Myers Squibb Co.                                     20,975


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                             35

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Health Technology -- 9.2% (continued)
      20   Edwards Lifesciences Corp.*                                $    300
     400   Eli Lilly & Co.                                              30,925
     300   Johnson & Johnson                                            24,750
     700   Merck & Co., Inc.                                            48,650
     800   Mylan Laboratories Inc.                                      22,700
     800   Pfizer Inc.                                                  33,700
     100   Schering-Plough Corp.                                         4,031
     500   Watson Pharmaceuticals, Inc.*                                22,406
--------------------------------------------------------------------------------
                                                                       283,406
--------------------------------------------------------------------------------
Industrial Services -- 0.6%
     600   Fluor Corp.                                                  20,138
--------------------------------------------------------------------------------
Non-Energy Minerals -- 0.8%
     400   Alcoa Inc.                                                   25,950
--------------------------------------------------------------------------------
Processing Industries -- 6.1%
     600   Air Products and Chemicals, Inc.                             18,638
     200   The Dow Chemical Co.                                         22,600
     800   General Electric Co.                                        125,800
     600   Rohm and Haas Co.                                            21,375
--------------------------------------------------------------------------------
                                                                       188,413
--------------------------------------------------------------------------------
Producer Manufacturing -- 1.7%
     500   Caterpillar Inc.                                             19,719
     400   Ingersoll-Rand Co.                                           18,775
     200   Johnson Controls, Inc.                                       12,662
--------------------------------------------------------------------------------
                                                                        51,156
--------------------------------------------------------------------------------
Retail Trade -- 5.6%
     200   Best Buy Co., Inc.*                                          16,150
     600   Federated Department Stores, Inc.*                           20,400
     500   The Gap, Inc.                                                18,375
     600   The Home Depot, Inc.                                         33,638
     600   The Limited, Inc.                                            27,112
     700   The TJX Cos., Inc.                                           13,431
     800   Wal-Mart Stores, Inc.                                        44,300
--------------------------------------------------------------------------------
                                                                       173,406
--------------------------------------------------------------------------------
Technology Services -- 6.3%
     600   America Online, Inc.*                                        35,888
     300   BMC Software, Inc.*                                          14,044
     400   Electronic Data Systems Corp.                                27,500
   1,025   Microsoft Corp.*                                             71,494
     200   Siebel Systems, Inc.*                                        24,575
     200   Sun Microsystems, Inc.*                                      18,387
--------------------------------------------------------------------------------
                                                                       191,888
--------------------------------------------------------------------------------
Transportation -- 0.9%
     200   AMR Corp.                                                     6,813
     144   Sabre Holdings Corp.*                                         5,031
     700   Southwest Airlines Co.                                       15,181
--------------------------------------------------------------------------------
                                                                        27,025
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
36                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                       Select Growth and Income Portfolio

SHARES                             SECURITY                             VALUE
================================================================================
Utilities -- 10.9%
     700   AT&T Corp.                                               $   32,681
     100   Bell Atlantic Corp.                                           5,925
     600   BellSouth Corp.                                              29,213
     600   The Coastal Corp.                                            30,112
     400   DTE Energy Co.                                               13,050
     300   Duke Energy Corp.                                            17,250
     600   Edison International                                         11,437
     600   Enron Corp.                                                  41,812
     500   GTE Corp.                                                    33,875
     900   MCI Worldcom, Inc.*                                          40,894
     500   PECO Energy Co.                                              20,844
     900   SBC Communications Inc.                                      39,431
     500   Texas Utilities Co.                                          16,844
--------------------------------------------------------------------------------
                                                                       333,368
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK
           (Cost -- $2,898,259)                                      3,034,709
================================================================================

 FACE
AMOUNT                             SECURITY                            VALUE
================================================================================
REPURCHASE AGREEMENT -- 1.1%
$35,000    Morgan Stanley Dean Witter & Co., 5.680%
             due 5/1/00; Proceeds at maturity -- $35,016;
             (Fully collateralized by U.S. Treasury Bonds,
             9.250% due 2/15/16; Market value -- $35,737)
             (Cost -- $35,000)                                          35,000
================================================================================
           TOTAL INVESTMENTS -- 100%
           (Cost -- $2,933,259**)                                   $3,069,709
================================================================================

*   Non-income producing security.
**  Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              37

--------------------------------------------------------------------------------
Schedules of Investments (unaudited) (continued)                  April 30, 2000
--------------------------------------------------------------------------------

                           Select Government Portfolio

FACE
AMOUNT                 SECURITY                                                                                VALUE
============================================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 97.8%
$5,000,000    U.S. Treasury Notes, 6.000% due 8/15/09
              (Cost -- $4,956,250)                                                                           $4,891,700
============================================================================================================================
REPURCHASE AGREEMENT -- 2.2%
111,000        Morgan Stanley Dean Witter & Co., 5.680% due 5/1/00; Proceeds at maturity -- $111,053;
                 (Fully collateralized by U.S. Treasury Bonds, 9.250% due 2/15/16;
                 Market value -- $113,337) (Cost -- $111,000)                                                   111,000
============================================================================================================================
               TOTAL INVESTMENTS -- 100%
               (Cost -- $5,067,250*)                                                                         $5,002,700
============================================================================================================================

* Aggregate cost for Federal income tax purposes is substantially the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
38                                       2000 Semi-Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)                                                         April 30, 2000
-----------------------------------------------------------------------------------------------------------------------

                                                Select        Select         Select          Select           Select
                                              Small Cap       Mid Cap        Growth         Growth and      Government
                                              Portfolio      Portfolio      Portfolio    Income Portfolio    Portfolio
=======================================================================================================================
ASSETS:
   Investments, at cost                      $ 5,385,751    $ 3,260,660    $ 5,162,635      $ 2,933,259     $ 5,067,250
=======================================================================================================================
   Investments, at value                     $ 5,960,770    $ 3,930,638    $ 6,102,318      $ 3,069,709     $ 5,002,700
   Cash                                           12,663            469            879              543              --
   Dividends and interest receivable                 506          1,526          3,311            2,503          61,006
   Receivable from manager                        30,417         25,325         25,505           32,076          33,850
-----------------------------------------------------------------------------------------------------------------------
   Total Assets                                6,004,356      3,957,958      6,132,013        3,104,831       5,097,556
-----------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable to bank                                    --             --             --               --             166
   Payable for securities purchased                   --             --          4,425               --              --
   Accrued expenses                               16,322         10,235         17,548           17,600          19,863
-----------------------------------------------------------------------------------------------------------------------
   Total Liabilities                              16,322         10,235         21,973           17,600          20,029
-----------------------------------------------------------------------------------------------------------------------
Total Net Assets                             $ 5,988,034    $ 3,947,723    $ 6,110,040      $ 3,087,231     $ 5,077,527
=======================================================================================================================
NET ASSETS:
   Par value of shares of
     beneficial interest                     $     5,014    $     3,002    $     4,940      $     2,892     $     5,066
   Capital paid in excess of par value         5,012,602      3,001,910      4,931,135        2,890,636       5,059,572
   Undistributed (overdistributed)
     net investment income                       (21,072)        (2,669)        (5,236)           1,569          77,439
   Accumulated net realized gain
     from security transactions and
     futures contracts                           416,471        275,502        239,518           55,684              --
   Net unrealized appreciation
     (depreciation) of investments               575,019        669,978        939,683          136,450         (64,550)
-----------------------------------------------------------------------------------------------------------------------
Total Net Assets                             $ 5,988,034    $ 3,947,723    $ 6,110,040      $ 3,087,231     $ 5,077,527
=======================================================================================================================
Shares Outstanding                               501,414        300,167        493,953          289,231         506,579
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value                                   $11.94         $13.15         $12.37           $10.67          $10.02
-----------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              39

-----------------------------------------------------------------------------------------------------------------------
Statements of Operations (unaudited)                                            For the Six Months Ended April 30, 2000
-----------------------------------------------------------------------------------------------------------------------

                                                Select        Select         Select          Select           Select
                                              Small Cap       Mid Cap        Growth         Growth and      Government
                                              Portfolio      Portfolio      Portfolio    Income Portfolio    Portfolio
=======================================================================================================================
INVESTMENT INCOME:
   Dividends                                 $     9,848    $     8,335    $    18,316      $    20,194     $        --
   Interest                                        1,250          7,382          4,960              674         150,497
   Less: Foreign withholding tax                      --             --             --              (10)             --
-----------------------------------------------------------------------------------------------------------------------
   Total Investment Income                        11,098         15,717         23,276           20,858         150,497
-----------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fees (Note 2)              23,088         13,387         21,765           11,662          15,000
   Shareholder communications                     12,754          7,500         13,000           11,675          20,000
   Audit and legal                                11,339         10,416          9,716           11,314           9,964
   Shareholder and system servicing fees           7,624          7,624          8,372            9,257           9,726
   Custody                                         4,933          2,787          2,231              411             100
   Registration fees                                 660            395            663              796              --
   Trustees' fees                                    127             71            118               70             162
   Other                                           4,102          2,277          3,013            3,458             950
-----------------------------------------------------------------------------------------------------------------------
   Total Expenses                                 64,627         44,457         58,878           48,643          55,902
   Less: Investment advisory fee waivers
     and expense reimbursements (Note 2)         (33,843)       (27,500)       (31,309)         (33,871)        (35,901)
-----------------------------------------------------------------------------------------------------------------------
   Net Expenses                                   30,784         16,957         27,569           14,772          20,001
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                     (19,686)        (1,240)        (4,293)           6,086         130,496
-----------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS AND FUTURES
CONTRACTS (NOTES 3 AND 5):
   Realized Gain From:
     Security transactions (excluding
       short-term securities)                    619,920        333,266        243,930           57,597              --
     Futures contracts                                --          7,962             --               --              --
-----------------------------------------------------------------------------------------------------------------------
   Net Realized Gain                             619,920        341,228        243,930           57,597              --
-----------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized Appreciation
   (Depreciation) of Investments:
     Beginning of period                         142,646         93,912        253,697           29,436          39,500
     End of period                               575,019        669,978        939,683          136,450         (64,550)
-----------------------------------------------------------------------------------------------------------------------
   Change in Net Unrealized
     Appreciation (Depreciation)                 432,373        576,066        685,986          107,014        (104,050)
-----------------------------------------------------------------------------------------------------------------------
Net Gain (Loss) on Investments
  and Futures Contracts                        1,052,293        917,294        929,916          164,611        (104,050)
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets From Operations       $ 1,032,607    $   916,054    $   925,623      $   170,697     $    26,446
=======================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
40                                       2000 Semi-Annual Report to Shareholders

-----------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (unaudited)                                For the Six Months Ended April 30, 2000
-----------------------------------------------------------------------------------------------------------------------

                                                Select        Select         Select          Select           Select
                                              Small Cap       Mid Cap        Growth         Growth and      Government
                                              Portfolio      Portfolio      Portfolio    Income Portfolio    Portfolio
=======================================================================================================================
OPERATIONS:
    Net investment income (loss)             $   (19,686)   $    (1,240)   $    (4,293)     $     6,086     $   130,496
    Net realized gain                            619,920        341,228        243,930           57,597              --
    Change in net unrealized
      appreciation (depreciation)                432,373        576,066        685,986          107,014        (104,050)
-----------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets
      From Operations                          1,032,607        916,054        925,623          170,697          26,446
-----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income                        (25,069)        (5,008)        (5,012)          (7,000)        (79,999)
-----------------------------------------------------------------------------------------------------------------------
    Decrease in Net Assets From
      Distributions to Shareholders              (25,069)        (5,008)        (5,012)          (7,000)        (79,999)
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
(NOTE 10):
    Net proceeds from sale of shares           1,405,711      1,393,775      3,274,141        1,319,476         398,878
    Net asset value of shares issued
      for reinvestment of dividends               25,069          5,008          5,012            7,000          79,999
    Cost of shares reacquired                 (1,413,027)    (1,393,756)    (3,363,275)      (1,448,318)       (414,224)
-----------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets
      From Fund Share Transactions                17,753          5,027        (84,122)        (121,842)         64,653
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                         1,025,291        916,073        836,489           41,855          11,100

NET ASSETS:
    Beginning of period                        4,962,743      3,031,650      5,273,551        3,045,376       5,066,427
-----------------------------------------------------------------------------------------------------------------------
    End of period*                           $ 5,988,034    $ 3,947,723    $ 6,110,040      $ 3,087,231     $ 5,077,527
=======================================================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                   $(21,072)       $(2,669)       $(5,236)          $1,569         $77,439
=======================================================================================================================

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              41

-----------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)                                For the Period Ended October 31, 1999(a)
-----------------------------------------------------------------------------------------------------------------------

                                                Select        Select         Select          Select           Select
                                              Small Cap       Mid Cap        Growth         Growth and      Government
                                              Portfolio      Portfolio      Portfolio    Income Portfolio    Portfolio
======================================================================================================================
OPERATIONS:
    Net investment income                    $    23,683    $     3,579    $     4,069      $     2,483     $    26,942
    Net realized loss                           (203,449)       (65,726)        (4,412)          (1,913)             --
    Increase in net unrealized
      appreciation                               142,646         93,912        253,697           29,436          39,500
-----------------------------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets
      From Operations                            (37,120)        31,765        253,354           30,006          66,442
-----------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS
(NOTE 10):
    Net proceeds from sale of shares           5,145,506      3,152,203      5,250,450        3,201,467       5,031,042
    Cost of shares reacquired                   (145,643)      (152,318)      (230,253)        (186,097)        (31,057)
-----------------------------------------------------------------------------------------------------------------------
    Increase in Net Assets From
      Fund Share Transactions                  4,999,863      2,999,885      5,020,197        3,015,370       4,999,985
-----------------------------------------------------------------------------------------------------------------------
Increase in Net Assets                         4,962,743      3,031,650      5,273,551        3,045,376       5,066,427

NET ASSETS:
    Beginning of period                               --             --             --               --              --
-----------------------------------------------------------------------------------------------------------------------
    End of period*                           $ 4,962,743    $ 3,031,650    $ 5,273,551      $ 3,045,376     $ 5,066,427
======================================================================================================================
* Includes undistributed
    net investment income of:                $    23,683    $     3,579    $     4,069      $     2,483     $    26,942
=======================================================================================================================
(a)  For the period from September 15, 1999 (commencement of operations) to
     October 31, 1999

                      See Notes to Financial Statements.
--------------------------------------------------------------------------------
42                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
1. Significant Accounting Policies
The Select Small Cap, formerly known as Emerging Growth, Select Mid Cap, Select Growth, Select Growth and Income, and Select Government Portfolios ("Portfolios") are separate investment funds of the Concert Investment Series ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Government, Growth, Growth and Income, International Equity, Mid Cap, Municipal Bond and Small Cap, formerly known as Emerging Growth Funds. The financial statements and financial highlights for the other portfolios are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Trust are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets or, if there were no sales during the day, at the current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence, subsequent to the time a value was so established, is likely to have significantly changed the value then, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities are valued on the basis of the bid price at the close of business on each day; U.S. government and agency obligations are valued at the average between bid and ask prices in the over-the-counter market; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (e) interest income is recorded on the accrual basis; (f) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Portfolios determine the existence of a dividend declaration after exercising reasonable due diligence; (g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Portfolios on the ex-dividend date; (i) the accounting records of the Portfolios are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) realized gain and loss on foreign currency includes the net realized amount from the sale of currency and the amount realized between trade date and settlement date on security transactions; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (l) each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise tax; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              43

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
Also, the Select Mid Cap Portfolio may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Investment Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as the investment advisor to the Trust.

The Select Small Cap, Select Mid Cap, Select Growth, and Select Growth and Income Portfolios pay SSBC an investment advisory fee calculated at an annual rate of 0.75% of their average daily net assets and the Select Government Portfolio pays SSBC an investment advisory fee calculated at an annual rate of 0.60% of its average daily net assets. These fees are calculated daily and paid monthly. For the six months ended April 30, 2000, SSBC waived all of its investment advisory fees for the Portfolios. In addition, expenses were reimbursed in the amounts of $10,755, $14,113, $9,544, $22,209 and $20,901 for the Select Small Cap, Select Mid Cap, Select Growth, Select Growth and Income, and Select Government Portfolios, respectively.

CFBDS Inc. acts as the Portfolios' distributor.

Effective October 1999, Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, became the Portfolios' transfer agent and PFPC Global Fund Services ("PFPC") became the sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. During the six months ended April 30, 2000, the Portfolios paid transfer agent fees of $12,500 to CFTC.

3. Investments

During the six months ended April 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                    Purchases          Sales
================================================================================
Select Small Cap Portfolio                         $ 2,469,142     $ 2,480,036
--------------------------------------------------------------------------------
Select Mid Cap Portfolio                             1,563,098       1,546,644
--------------------------------------------------------------------------------
Select Growth Portfolio                              1,379,209       1,270,309
--------------------------------------------------------------------------------
Select Growth and Income Portfolio                     215,896         351,503
--------------------------------------------------------------------------------
Select Government Portfolio                                 --              --
================================================================================

At April 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                                  Net Unrealized
                                                                   Appreciation
                                    Appreciation   Depreciation   (Depreciation)
================================================================================
Select Small Cap Portfolio          $ 1,337,104    $  (762,085)    $   575,019
--------------------------------------------------------------------------------
Select Mid Cap Portfolio                802,325       (132,347)        669,978
--------------------------------------------------------------------------------
Select Growth Portfolio               1,223,605       (283,922)        939,683
--------------------------------------------------------------------------------
Select Growth and Income Portfolio      405,950       (269,500)        136,450
--------------------------------------------------------------------------------
Select Government Portfolio                  --        (64,550)        (64,550)
================================================================================


--------------------------------------------------------------------------------
44                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
4. Repurchase Agreements

The Portfolios purchase (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Portfolios require continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

The Portfolios may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian as is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (and cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At April 30, 2000, the Portfolios had no open futures contracts.


6. Option Contracts

The Portfolios may from time to time enter into option contracts.

Upon the purchase of a put option or a call option by the Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss in the amount of the cost of the option. When the Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

At April 30, 2000, the Portfolios held no purchased call or put options.

When the Portfolio writes a call option or a put option, an amount equal to the premium received by the Portfolio is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Portfolio realizes a gain equal to the amount of the premium received. When the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally


--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              45

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)(continued)
--------------------------------------------------------------------------------
received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Portfolio purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Portfolio enters into options for hedging purposes. The risk in writing a covered call option is that the Portfolio gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a covered put option is that the Portfolio is exposed to the risk of loss if the market price of the underlying security declines.

During the six months ended April 30, 2000, the Portfolios did not write any call or put options.


7. Foreign Securities

Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.


8. Securities Traded on a To-Be-Announced Basis

The Portfolios may trade securities on a "to-be-announced" ("TBA") basis.

In a TBA transaction, the Portfolios commit to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in GNMA transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolios normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At April 30, 2000, the Portfolios did not hold any TBA securities.


9. Capital Loss Carryforward

At October 31, 1999, the Fund had, for Federal income tax purposes, approximately the following unused capital loss carryforwards available to offset future capital gains expiring on October 31, 2007:

Portfolio                                                              Total
================================================================================
Select Small Cap Portfolio                                           $203,000
--------------------------------------------------------------------------------
Select Mid Cap Portfolio                                               66,000
--------------------------------------------------------------------------------
Select Growth Portfolio                                                 4,000
--------------------------------------------------------------------------------
Select Growth and Income Portfolio                                      2,000
================================================================================

To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.


--------------------------------------------------------------------------------
46                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
10. Shares of Beneficial Interest

At April 30, 2000, the Trust had an unlimited number of shares authorized with a par value of $0.01 per share.

Transactions in shares of each Portfolio were as follows:

                                         Six Months Ended       Period Ended
                                          April 30, 2000     October 31, 1999(a)
================================================================================
Select Small Cap Portfolio
Shares sold                                  112,940              515,061
Shares issued on reinvestment                  2,043                   --
Shares reacquired                           (113,601)             (15,029)
--------------------------------------------------------------------------------
Net Increase                                   1,382              500,032
================================================================================
Select Mid Cap Portfolio
Shares sold                                  114,449              315,703
Shares issued on reinvestment                    426                   --
Shares reacquired                           (114,539)             (15,872)
--------------------------------------------------------------------------------
Net Increase                                     336              299,831
================================================================================
Select Growth Portfolio
Shares sold                                  280,246              525,358
Shares issued on reinvestment                    424                   --
Shares reacquired                           (288,718)             (23,357)
--------------------------------------------------------------------------------
Net Increase (Decrease)                       (8,048)             502,001
================================================================================
Select Growth and Income Portfolio
Shares sold                                  126,336              320,772
Shares issued on reinvestment                    647                   --
Shares reacquired                           (139,243)             (19,281)
--------------------------------------------------------------------------------
Net Increase (Decrease)                      (12,260)             301,491
================================================================================
Select Government Portfolio
Shares sold                                   40,092              503,093
Shares issued on reinvestment                  8,163                   --
Shares reacquired                            (41,680)              (3,089)
--------------------------------------------------------------------------------
Net Increase                                   6,575              500,004
================================================================================
(a) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.


--------------------------------------------------------------------------------
The Concert Investment Series -- Select Portfolios                            47

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

Select Small Cap Portfolio                       2000(1)           1999(2)
================================================================================
Net Asset Value, Beginning of Period             $ 9.92            $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(3)                (0.04)             0.05
   Net realized and unrealized gain (loss)         2.11             (0.13)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                2.07             (0.08)
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          (0.05)               --
--------------------------------------------------------------------------------
Total Distributions                               (0.05)               --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                   $11.94            $ 9.92
--------------------------------------------------------------------------------
Total Return++                                    20.85%            (0.80)%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                 $5,988            $4,963
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(3)(4)                                  1.00%             1.00%
   Net investment income (loss)                   (0.64)             3.96
--------------------------------------------------------------------------------
Portfolio Turnover Rate                              40%                0%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the six months ended April 30, 2000 and the period ended October 31, 1999. The Advisor also reimbursed expenses of $10,755 and $15,763 for the six months ended April 30, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                              Net Investment Income   Without Fee Waivers and/or
                               Per Share Decreases     Expense Reimbursements+
                              ---------------------   --------------------------
                                2000         1999         2000          1999
                              --------     --------     --------      --------

Select Small Cap Portfolio    $   0.07      $   0.04       2.09%        4.38%

(4) As a result of a voluntary expense limitation, the expense ratios will not exceed 1.00%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
48                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

Select Mid Cap Portfolio                                2000(1)        1999(2)
================================================================================
Net Asset Value, Beginning of Period                    $10.11         $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income (loss)(3)                       (0.00)*         0.01
   Net realized and unrealized gain                       3.06           0.10
--------------------------------------------------------------------------------
Total Income From Operations                              3.06           0.11
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                 (0.02)            --
--------------------------------------------------------------------------------
Total Distributions                                      (0.02)            --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                          $13.15         $10.11
--------------------------------------------------------------------------------
Total Return++                                           30.26%          1.10%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                        $3,948         $3,032
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(3)(4)                                         0.95%          0.95%
   Net investment income (loss)                          (0.07)          1.00
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     47%             8%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the six months ended April 30, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $14,113 and $13,182 for the six months ended April 30, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                              Net Investment Income   Without Fee Waivers and/or
                               Per Share Decreases     Expense Reimbursements+
                              ---------------------   --------------------------
                                2000         1999         2000         1999
                              --------     --------     --------     --------
Select Mid Cap Portfolio       $0.09         $0.05         2.48%       5.35%


(4) As a result of a voluntary expense limitation, the expense ratios will not exceed 0.95%.
*    Amount represents less $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              49

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

Select Growth Portfolio                                  2000(1)       1999(2)
================================================================================
Net Asset Value, Beginning of Period                     $10.51        $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)(3)                        (0.01)         0.01
   Net realized and unrealized gain                        1.88          0.50
--------------------------------------------------------------------------------
Total Income From Operations                               1.87          0.51
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  (0.01)           --
--------------------------------------------------------------------------------
Total Distributions                                       (0.01)           --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $12.37        $10.51
--------------------------------------------------------------------------------
Total Return++                                            17.80%         5.10%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                         $6,110        $5,274
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(3)(4)                                          0.95%         0.95%
   Net investment income (loss)                           (0.15)         0.67
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                      23%            6%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the six months ended April 30, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $9,544 and $20,272 for the six months ended April 30, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                              Net Investment Income   Without Fee Waivers and/or
                               Per Share Decreases     Expense Reimbursements+
                              ---------------------   --------------------------
                                2000         1999         2000          1999
                              --------     --------     --------      --------

Select Growth Portfolio        $0.06         $0.05        2.03%         5.00%

(4) As a result of a voluntary expense limitation, the expense ratios will not exceed 0.95%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
50                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

Select Growth and Income Portfolio                       2000(1)      1999(2)
================================================================================
Net Asset Value, Beginning of Period                     $10.10       $10.00
--------------------------------------------------------------------------------
Income From Operations:
   Net investment income(3)                                0.02         0.01
   Net realized and unrealized gain                        0.57         0.09
--------------------------------------------------------------------------------
Total Income From Operations                               0.59         0.10
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                  (0.02)          --
--------------------------------------------------------------------------------
Total Distributions                                       (0.02)          --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                           $10.67       $10.10
--------------------------------------------------------------------------------
Total Return++                                             5.87%        1.00%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                         $3,087       $3,045
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(3)(4)                                          0.95%        0.95%
   Net investment income                                   0.39         0.69
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                       7%           1%
================================================================================
(1)  For the six months ended April 30, 2000 (unaudited).
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the six months ended April 30, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $22,209 and $12,636 for the six months ended April 30, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                              Net Investment Income   Without Fee Waivers and/or
                               Per Share Decreases     Expense Reimbursements+
                              ---------------------   --------------------------
                                2000         1999         2000         1999
                              --------     --------     --------     --------
Select Growth and Income
   Portfolio                   $0.12         $0.05        3.14%        5.22%

(4) As a result of a voluntary expense limitation, the expense ratios will not exceed 0.95%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              51

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout the period ended October 31, except where noted:

Select Government Portfolio                            2000(1)         1999(2)
================================================================================
Net Asset Value, Beginning of Period                   $10.13          $10.00
--------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income(3)                              0.26            0.05
   Net realized and unrealized gain (loss)              (0.21)           0.08
--------------------------------------------------------------------------------
Total Income From Operations                             0.05            0.13
--------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                                (0.16)             --
--------------------------------------------------------------------------------
Total Distributions                                     (0.16)             --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $10.02          $10.13
--------------------------------------------------------------------------------
Total Return++                                           0.53%           1.30%
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                       $5,078          $5,066
--------------------------------------------------------------------------------
Ratios to Average Net Assets+:
   Expenses(3)(4)                                        0.80%           0.80%
   Net investment income                                 5.23            4.36
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     0%              0%
================================================================================

(1)  For the six months ended April 30, 2000 (unaudited).
(2) For the period from September 15, 1999 (commencement of operations) to October 31, 1999.
(3) The Advisor has agreed to waive all of its fees for the six months ended April 30, 2000 and the period ended October 31, 1999. In addition, the Advisor also reimbursed expenses of $20,901 and $14,291 for the six months ended April 30, 2000 and the period ended October 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                                            Expense Ratios
                              Net Investment Income   Without Fee Waivers and/or
                               Per Share Decreases     Expense Reimbursements+
                              ---------------------   --------------------------
                                2000         1999         2000          1999
                              --------     --------     --------      --------
Select Government Portfolio    $0.07         $0.04         2.24%        3.73%


(4) As a result of a voluntary expense limitation, the expense ratios will not exceed 0.80%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
52                                       2000 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Management of the Series
--------------------------------------------------------------------------------

Board of Trustees
Donald M. Carlton
A. Benton Cocanougher
Stephen Randolph Gross
Heath B. McLendon
Alan G. Merten
R. Richardson Pettit


Officers
Heath B. McLendon
Chairman

John Richards
President

Lewis E. Daidone
Senior Vice President and Treasurer

Sandip A. Bhagat, CFA
Vice President and Investment Officer

James E. Conroy
Vice President and Investment Officer

R. Jay Gerken, CFA
Vice President and Investment Officer

Lawrence B. Weissman, CFA
Vice President and Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Advisor and Administrator
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PFPC Trust Company

This report is submitted for the general information of the shareholders of The Concert Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Trust, which contains information concerning the Trust's investment policies and expenses as well as other pertinent information.


--------------------------------------------------------------------------------
The Concert Investment Series--Select Portfolios                              53

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